UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

KENNEDY-WILSON HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 25, 2025

Dear Fellow Stockholder,

I cordially invite you to attend the 2025 annual meeting of stockholders of Kennedy-Wilson Holdings, Inc., to be held on Thursday, June 5, 2025, at 9:00 a.m. Pacific Time, at the Beverly Wilshire Hotel, 9500 Wilshire Boulevard, Beverly Hills, California.

The proxy statement, with the accompanying formal notice of the meeting, describes the matters expected to be acted upon at the meeting and details of how you can attend the meeting. We ask that you review these materials carefully.

We hope you will be able to attend the meeting. However, whether or not you are personally present, your vote is extremely important to us and our business. We are pleased to offer multiple options for voting your shares. You may vote via the Internet, by mail or during the meeting as described in the accompanying proxy statement.

Thank you for your continued support of Kennedy Wilson.

All the very best,

William J. McMorrow

Chairman and Chief Executive Officer

Kennedy Wilson / Proxy Statement 2025 / i

KENNEDY-WILSON HOLDINGS, INC.

151 S. El Camino Drive
Beverly Hills, California 90212
(310) 887-6400

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF KENNEDY-WILSON HOLDINGS, INC.:

The Annual Meeting of the Stockholders of Kennedy-Wilson Holdings, Inc., a Delaware corporation (“Kennedy Wilson” or the “Company”), will be held on June 5, 2025, at 9:00 a.m. Pacific Time (the “Annual Meeting”) at the Beverly Wilshire Hotel, 9500 Wilshire Boulevard, Beverly Hills, California, 90212 for the following purposes:

1 To elect three (3) directors to the Board of Directors of the Company (the “Board of Directors”) to serve for a three- year term and until their successors are duly elected and qualified.

2

  To approve an amendment to the Company’s Second Amended and Restated 2009 Equity Participation Plan to increase the number of shares of the Company’s common stock that may be issued thereunder by an additional 3,400,000 shares.

	3 To vote on an advisory, non-binding proposal to approve the compensation of the Company’s named executive officers.	4 To ratify the appointment of KPMG LLP as our independent registered accounting firm for the 2025 fiscal year.	5 To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

Stockholders of record of the Company’s common stock at the close of business on April 15, 2025 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. A list of the stockholders entitled to vote at the meeting may be examined at the Company’s office at 151 S. El Camino Drive, Beverly Hills, California 90212 during the 10-day period preceding the Annual Meeting.

All stockholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are respectfully requested by the Board of Directors to vote your shares online or sign, date and return the enclosed proxy promptly, or otherwise follow the instructions contained in this Proxy Statement. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. If you received this Proxy Statement in the mail, a return envelope is enclosed for your convenience.

We are pleased to use the rules of the Securities and Exchange Commission, or SEC, that allow us to furnish our proxy materials over the Internet. As a result, on or about April 25, 2025, we are mailing our stockholders a Notice of Internet Availability instead of paper copies of our Proxy Statement and 2024 Annual Report. The Notice of Internet Availability contains instructions on how to access these documents via the Internet. The Notice of Internet Availability also contains instructions on how you can receive a paper copy of our proxy materials, including this Proxy Statement, our 2024 Annual Report and a proxy card. Stockholders who request paper copies of proxy materials will receive them by mail. This process will conserve natural resources and reduce the costs of printing and distributing our proxy materials to our stockholders.

By Order of the Board of Directors,

In Ku Lee

Executive Vice President, General Counsel and Secretary

Dated: April 25, 2025

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June 5, 2025.

Full copies of the proxy statement, the proxy card and the annual report are available on the Internet at ir.kennedywilson.com. If you wish to receive a printed copy of the proxy materials, please follow the instructions set forth in the Notice of Internet Availability. Additional copies may be requested by calling or sending a letter to the Secretary of the Company, c/o Kennedy-Wilson Holdings, Inc., at 151 S. El Camino Drive, Beverly Hills, California 90212 or (310) 887-6400.

ii / Kennedy Wilson / Proxy Statement 2025

PROXY STATEMENT

* Please refer to Appendix A for certain definitions, reconciliations of Non-GAAP Financial Measures and a discussion regarding forward- looking statements.

Kennedy Wilson / Proxy Statement 2025 / iii

PROXY SUMMARY

Proposal Roadmap

The following proposals will be voted on at the Annual Meeting of the Stockholders:

Proposal	Board Recommendation	For More Information

Proposal No. 1: Election of Directors

To elect three (3) directors to the Board of Directors of the Company to serve for a three-year term and until their respective successors are duly elected and qualified

	For each director	Page 7

Proposal No. 2: Approval of the Third Amendment to the Second Amended and Restated Equity Participation Plan

To approve an amendment to the Company’s Second Amended and Restated 2009 Equity Participation Plan

	For	Page 57
Proposal No. 3: Say-on-Pay Vote To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers	For	Page 66

Proposal No. 4: Ratification of Appointment of Independent Registered Public Accounting Firm

To ratify the appointment of KPMG LLP as the Company’s independent registered accounting firm for the 2025 fiscal year

	For	Page 67

Kennedy Wilson / Proxy Statement 2025 / 1

PROXY SUMMARY

2 / Kennedy Wilson / Proxy Statement 2025

2024 Business Highlights

Kennedy-Wilson Holdings, Inc. (“KW” or the “Company”) is a leading real estate investment company with a unique and global business model, encompassing both a growing investment management platform and a balance sheet portfolio of high-quality assets. Under the leadership of our Board of Directors and management team, in 2024 we continued to successfully execute our strategy and business plan designed to drive long-term shareholder value. Over the past few years, we have focused on (1) growing our investment management platform highlighted by the sustained growth in our real estate assets under management ("AUM") and fee-bearing capital, both of which grew to record levels in 2024; and (2) managing our global investment portfolio through new investments and non-core asset recycling to grow equity and debt investments focused in the rental housing sector. 2024 business highlights include:

Investment Management Platform Growth
$28.0B Record high Real Estate AUM

Fee-Bearing Capital (in $ billions)
26% CAGR
$2.2
$3.0
$3.9
$5.0
$5.9
$8.4
$8.8
2018
2019
2020
2021
2022
2023
2024

$8.8B Record high Fee-Bearing Capital
60% Year over year annual investment management fee growth to a record $99 million
$4.3B in capital deployed or committed during 2024

Asset Management and Execution of Strategic Capital Recycling Plan
$571MM cash generated from asset sales, recapitalizations and loan repayments	$29MM of NOI stabilized from completed developments in 2024	73% of AUM comprised of rental housing and industrial versus 64% in 2023, marking a significant portfolio shift

Balance Sheet Management
Renewed corporate line of credit with 10% upsize to $550 million	Completed €175 million early pay-down of Kennedy Wilson Europe bonds due November 2025	Completed $1.3 billion of property-level refinancings with total KW interest only increasing by $0.5 million

*See “2024 Performance Accomplishments” on page 32 for additional performance details.

PROXY SUMMARY

Executive Compensation Highlights

Our executive compensation program is designed to attract and retain high caliber executives who are capable of managing our sophisticated business model and global operations. The Compensation Committee is committed to (i) evaluating and updating our executive compensation and corporate governance practices based on its continual review of current market practices and governance trends, and (ii) ensuring that the program is aligned with our strategic growth objectives and drives and rewards operational and financial performance that leads to long-term stockholder value creation. Each element of compensation is determined based on thoughtful consideration by the Compensation Committee and is designed so that the program in totality supports our strategic business plan and motivates management to drive long-term value creation for our stockholders. The effectiveness and alignment of our compensation program relative to the Company’s operating performance and the Company’s stock price is demonstrated by actual payouts received by our NEOs as further discussed in this Proxy Statement.

Notwithstanding the continued strong support from our shareholders as evidenced by the 89% approval of our say-on-pay proposal last year, the Compensation Committee undertook a holistic review of our executive compensation program and made certain adjustments to the program to ensure that it continues to support our strategy and aligned our executives with our near-term objectives and long-term stockholder value creation. Some highlights of our executive compensation program are:

•
Peer Group was reviewed and adjusted to, among other things, better reflect our focus on the growth in our investment management platform, third-party capital and co-investments by increasing the emphasis on companies that utilize strategic capital and de-emphasizing certain companies that are less complex and no longer invest in similar assets.
•
85% of our named executive officers’ compensation is variable, at risk and directly tied to the achievement of operational, financial and/or stock price performance.
•
A significant majority of our named executive officers’ compensation is comprised of equity awards that are subject to the same stock price fluctuations as our stockholders. Additionally, all of our stock grants require our named executive officers to hold shares for an additional three years following the vesting date to reinforce our commitment to aligning our named executive officers’ interests with those of our stockholders.
•
To enhance direct alignment with our stockholder’s returns, added an absolute total shareholder return (TSR) metric to all 2024 performance-based equity awards that requires rigorous absolute TSR performance in addition to the applicable performance hurdles.
•
No increases were made to our Chief Executive Officer's base salary or target cash bonus levels for 2024.
•
2024 annual bonus program metrics were adjusted to align with our strategic initiatives to support our investment management platform growth including, (i) growth in investment management fees; (ii) cash from asset sales, (iii) unsecured debt reduction and (iv) asset stabilizations.
•
For performance-based equity awards eligible to be earned as of December 31, 2024, approximately 70% of such awards were forfeited by our executives, including our NEOs, substantiating the rigorous performance hurdles under the Company's long-term incentive program.

See page 23 for a detailed report with respect to our executive compensation program.

Kennedy Wilson / Proxy Statement 2025 / 3

PROXY STATEMENT

This Proxy Statement is being made available to stockholders of Kennedy-Wilson Holdings, Inc. (“we,” “us,” “our,” “Kennedy Wilson” or the “Company”) on or about April 25, 2025, and is furnished in connection with the solicitation of proxies by the Board of Directors of Kennedy Wilson for use at the 2025 annual meeting of stockholders (the “Annual Meeting”) of Kennedy Wilson to be held on Thursday, June 5, 2025 at 9:00 a.m. Pacific Time, at the Beverly Wilshire Hotel, 9500 Wilshire Boulevard, Beverly Hills, California 90212.

Questions and Answers About the Annual Meeting

Who can vote?

You can vote your shares of common stock if our records show that you owned the shares as of the close of business on April 15, 2025 (the “Record Date”). Persons who are not stockholders of record as of the close of business on the Record Date will not be allowed to vote at the Annual Meeting.

As of the close of business on the Record Date, a total of 138,293,288 shares of common stock were outstanding and are entitled to vote at the Annual Meeting. Each share of common stock is entitled to one (1) vote on matters presented at the Annual Meeting. Holders of shares of Series A Preferred Stock are entitled to vote with the shares of common stock as a single class, and not as a separate class, on an as-converted basis. As of the close of business on the Record Date, the outstanding shares of Series A Preferred Stock were convertible into, and the holders thereof are entitled to vote in respect of, a total of 12,161,700 shares of common stock. Holders of shares of Series B Preferred Stock (“Series B Holders”) and Series C Preferred Stock (“Series C Holders”) who are also holders of our warrants issued in connection with the issuance of our Series B Preferred Stock and our Series C Preferred Stock (the “Preferred Stock Warrants”) are entitled to vote on matters presented at the Annual Meeting together with holders of shares of common stock, voting as a single class, and not as a separate class. For these purposes, each such Series B Holder or Series C Holder, as the case may be, will be entitled to vote a number of shares of common stock equal to the whole number of shares of common stock that such Series B Holder or Series C Holder (or their respective affiliates) would have been entitled to receive upon exercise of all of such Series B Holder’s or Series C Holder’s (or their respective affiliates’) Preferred Stock Warrants to acquire common stock outstanding as of the Record Date, assuming, for these purposes, that such Preferred Stock Warrants were exercised on such Record Date and settled pursuant to the physical settlement provisions of such Preferred Stock Warrants. As of the close of business on the Record Date, there were 13,043,478 shares of common stock underlying Preferred Stock Warrants outstanding and held by Series B Holders, which entitles such Series B Holders to vote in respect of a total of 13,043,478 shares of common stock. Prior to obtaining the “Requisite Stockholder Approval” (as defined in the Certificate of Designations for the Series C preferred stock), Series C holders will not have the right to vote to the extent, and only to the extent, that such right to vote would result in such holder, or a “person” or “group” (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) that includes such Series C Holder, having voting power in excess of nineteen and nine tenths percent (19.9%) of the then-outstanding shares of the Company’s common stock. Therefore, as of the close of business on the Record Date, although there were 12,338,062 shares of common stock underlying Preferred Stock Warrants outstanding and held by Series C Holders, such Series C Holders are only entitled to vote in respect of a total of 7,663,582 shares of common stock. Including the voting rights of the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock, as of the close of business on the Record Date, a total of 171,162,048 shares of common stock were outstanding, or underlying the Series A Preferred Stock or the applicable Preferred Stock Warrants held by Series B Holders and Series C Holders, and entitled to vote at the Annual Meeting.

What am I voting on?

Proposal No. 1: To elect three (3) directors to the Board of Directors of the Company to serve for a three-year term and until their successors are duly elected and qualified.

Proposal No. 2: To approve an amendment to the Company’s Second Amended and Restated 2009 Equity Participation Plan to increase the number of shares of the Company’s common stock that may be issued thereunder by an additional 3,400,000 shares.

Proposal No. 3: To vote on an advisory, non-binding proposal to approve the compensation of the Company’s named executive officers.

Proposal No. 4: To ratify the appointment of KPMG LLP as the Company’s independent registered accounting firm for the 2025 fiscal year.

4 / Kennedy Wilson / Proxy Statement 2025

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why are you making these materials available over the Internet rather than mailing them?

Under the notice and access rules of the SEC, we are furnishing proxy materials to our stockholders on the Internet rather than mailing printed copies of those materials to each stockholder. This will help us conserve natural resources and save postage, printing and processing costs. If you received a Notice of Internet Availability of proxy materials by mail, you will not receive a printed copy of our proxy materials unless you specifically request one. Instead, the Notice of Internet Availability will instruct you on how to (1) access and review our proxy materials on the Internet and (2) access your proxy card to vote on the Internet. We anticipate that we will mail the Notice of Internet Availability to our stockholders on or about April 25, 2025.

Our proxy materials are available online at https://www.cstproxy.com/kennedywilson/2025.

How can I have printed copies of the proxy materials mailed to me?

Instructions for requesting a paper copy of the proxy materials are set forth on the Notice of Internet Availability of proxy materials. Alternatively, you may request a paper copy by calling or sending a letter to the Secretary of the Company, c/o Kennedy-Wilson Holdings, Inc., at 151 S. El Camino Drive, Beverly Hills, California 90212 or (310) 887-6400.

How do I vote by proxy?

If you hold shares directly as a holder of record, you may direct how your shares are voted without attending the Annual

Meeting:

•
electronically over the Internet by following the procedures described in the Notice of Internet Availability; or
•
by requesting, completing and submitting a properly signed paper proxy card, as described in the Notice of Internet Availability.

If you are a beneficial owner of shares held in street name, you may vote by proxy via the Internet by following the instructions provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

What is the difference between a “Holder of Record” and a “Beneficial Owner of Shares Held in Street Name?”

Holder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Co. (“Continental”), you are considered the holder (or stockholder) of record with respect to those shares. As a holder of record, you should have received this Proxy Statement, our Annual Report, and a proxy card from the Company via Continental.

Beneficial Owner of Shares in “Street Name.” If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization acting as a nominee, then you are the beneficial owner of shares held in “street name.” The organization holding your account is considered the holder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. Accordingly, you should have received the Notice of Internet Availability and a vote instruction form from that organization.

If I am a stockholder of record, how do I cast my vote during the Annual Meeting?

If you are a stockholder of record, you may vote in person at the Annual Meeting. We will give you a ballot when you arrive. If you do not wish to vote during the Annual Meeting, you may vote via the Internet or by proxy, as described above. As always, we encourage our stockholders to vote their shares prior to the Annual Meeting.

If I hold my shares in street name, how do I cast my vote during the meeting?

Many of our stockholders who hold their shares in street name through a nominee have the option to submit their proxies or voting instructions to their nominee electronically by telephone or the Internet. These stockholders should review and follow the voting instructions forwarded to them by their nominee.

You also may vote your shares during the Annual Meeting if you attend. If you hold your shares in street name and wish to vote during the Annual Meeting, you must obtain a legal proxy from your nominee. What if other matters come up at the Annual Meeting?

The matters described in this Proxy Statement are the only matters we know of that will be voted on at the Annual Meeting. If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.

Can I change or revoke my vote after I return my proxy card?

Yes. You can revoke your proxy at any time before it is exercised at the Annual Meeting in any of three ways:

•
by submitting written notice revoking your proxy card to the Secretary of the Company;

Kennedy Wilson / Proxy Statement 2025 / 5

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

•
by submitting another proxy that is later dated and, if by mail, that is properly signed; or
•
by voting during the Annual Meeting.

Is any special documentation required to vote during the Annual Meeting?

Although we encourage you to vote electronically over the Internet, or alternatively, by requesting, completing and submitting a properly signed paper proxy card, you can attend the Annual Meeting and vote your shares in person.

Each stockholder and proxy will be asked to present a valid government-issued identification, such as a driver’s license or passport, before being admitted. If you hold your shares in street name and wish to vote during the Annual Meeting, you must obtain a legal proxy from your nominee. Please also see “If I hold my shares in street name, how do I cast my vote during the meeting?” above.

How are votes counted?

We will hold the Annual Meeting if holders representing a majority of the shares of common stock issued and outstanding and entitled to vote at the Annual Meeting either submit a proxy or attend the meeting. If you submit a proxy, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

The election of directors under Proposal 1 will be by the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions, broker non-votes and withheld votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal. Proposals 2, 3 and 4 will be approved upon the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of Proposals 2, 3 and 4. Broker non-votes occur when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Brokers holding shares of common stock in street name who do not receive timely instructions from the beneficial owners of those shares are entitled to vote only on “routine” proposals. The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2025 (Proposal No. 4) is considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal No. 4. The election of directors (Proposal No. 1), the approval of the third amendment to the Company’s Second Amended and Restated 2009 Equity Participation Plan (Proposal No. 2) and the advisory (non-binding) vote to approve the compensation of the Company’s named executive officers for 2024 (Proposal No. 3) are considered non-routine matters under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore, there may be broker non-votes on Proposal Nos. 1, 2 and 3.

Who pays for this proxy solicitation?

We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, by fax, by email or in person. None of these employees will receive any extra compensation for doing this. We may reimburse brokerage firms and other custodians for their reasonable out-of-pocket costs in forwarding these proxy materials to stockholders.

6 / Kennedy Wilson / Proxy Statement 2025

PROPOSAL 1

Election of Directors

Required Vote

The affirmative vote of a majority of shares cast and present in person or represented by proxy at the meeting is required to elect each of the directors standing for election at the Annual Meeting.

Recommendation THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE THREE NOMINEES FOR DIRECTOR SET FORTH HEREIN.

The Company has a classified Board of Directors which is divided into three classes, with each class elected for a term of three years. Each class of the Board of Directors is set forth below:

•
Trevor Bowen, Wade Burton and Stanley R. Zax in the class to stand for election in 2025;
•
Todd Boehly, Michael Eisner, David A. Minella and Sanaz Zaimi in the class to stand for election in 2026; and
•
Richard Boucher, William J. McMorrow, Jeffrey Meyers and Nadine I. Watt in the class to stand for election in 2027.

Following the recommendation of the Nominating Committee, our Board of Directors has nominated Trevor Bowen, Wade Burton and Stanley R. Zax for election at the Annual Meeting. The enclosed proxy will be voted in favor of these individuals unless other instructions are given. If elected, the nominees will serve as directors until the Company’s Annual Meeting in the year 2028, and until their successors are elected and qualified. If any nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although management knows of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as the Board of Directors may designate.

Cathy Hendrickson will be retiring at the end of her current term at the Company's 2025 Annual Meeting. The Board of Directors thanks Ms. Hendrickson for her contributions during her years of dedicated service on the Board of Directors.

Kennedy Wilson / Proxy Statement 2025 / 7

DIRECTORS AND EXECUTIVE OFFICERS

The quality and variety of our Board of Directors is key to Kennedy Wilson’s success. The Board of Directors believes that directors, considered as a group, should provide a mix of backgrounds, experience, knowledge and abilities, and should reflect the diversity of the Company’s stockholders, affiliates, and the communities in which we operate. The Board of Directors views a well-rounded board to include a mix of different backgrounds, qualifications, experiences, viewpoints, geographic locations, education, skills and expertise, professional and industry experience and personal identity. The Board of Directors believes that its current composition embodies a valuable range of viewpoints, backgrounds and skills, including with respect to tenure and personal identity, that align with the interests of our stockholders and puts the Company in a competitive advantage with respect to the management of its global portfolio.

Set forth below is the name, age (as of April 18, 2025) and title of each director, director nominee and executive officer of the Company followed by a summary of each director’s, director nominee’s and executive officer’s background and principal occupations. Unless specifically noted or the context provides otherwise, as used throughout this section, “we,” “our,” “us” or the “Company” refer to Kennedy-Wilson, Inc. prior to, and Kennedy-Wilson Holdings, Inc. subsequent to, the closing of the merger between Prospect Acquisition Corp. and Kennedy-Wilson, Inc., which was consummated on November 13, 2009.

Name	Age	Position
William J. McMorrow	78	Chairman and Chief Executive Officer
Matthew Windisch	45	President
Justin Enbody	44	Chief Financial Officer
In Ku Lee	44	Executive Vice President, General Counsel and Secretary
Michael Pegler	49	President, Kennedy Wilson Europe
Regina Finnegan	60	Executive Vice President of Global Risk Management and Human Resources
Todd Boehly	51	Director
Richard Boucher	66	Director
Trevor Bowen	76	Director
Wade Burton	53	Director
Cathy Hendrickson	78	Director
Michael Eisner	44	Director
Jeffrey Meyers	65	Director
David A. Minella	72	Director
Nadine I. Watt	56	Director
Sanaz Zaimi	55	Director
Stanley R. Zax	87	Director

8 / Kennedy Wilson / Proxy Statement 2025

DIRECTORS AND EXECUTIVE OFFICERS

William J. Morrow

Chairman and Chief Executive Officer

Committees: Capital Markets

Mr. McMorrow is Chairman and Chief Executive Officer of the Company. He has held this position since 1988 when he joined the Company. Mr. McMorrow is the architect of the Company’s expansion into real estate related investments and services. In addition to his real estate experience, Mr. McMorrow has more than 17 years of banking experience. Prior to joining the Company, he was the Executive Vice President and Chairman of the Credit Policy Committee at Imperial Bancorp and also has held senior positions with a variety of financial services companies, including eight years as a Senior Vice President of Fidelity Bank. From 2014 to 2017, Mr. McMorrow also served on the board of directors of Kennedy Wilson Europe Real Estate plc (LSE: KWE), a company that was previously externally managed by a subsidiary of the Company. Mr. McMorrow received his B.S. degree in Business as well as his M.B.A. from the University of Southern California, where he serves as a Trustee. He helped launch the Performance Science Institute at the USC Marshall School of Business and established the Military Veterans Initiative, “With Your Shield,” which helps student veterans earn a USC degree and find employment. Mr. McMorrow has also endowed student housing in the USC Village as well as the Neighborhood Academic Initiative to provide a pathway for thousands of students in east and south LA to earn a college degree. In 2018, Mr. McMorrow received USC’s highest alumni honor, the Asa V. Call Alumni Achievement Award. Mr. McMorrow’s other philanthropic interests include supporting Loyola High School, which honored him with the Cahalan Award for Distinguished Alumni and where he served on the Board of Regents. He is also involved with the Navy SEAL Foundation, where he served as a board member until January 2021, as well as City of Hope, which honored him in 2014 at its Spirit of Life Celebration. In 2015, he was honored by the Ireland Chamber of Commerce in the United States with the Sir Michael Smurfit Business Achievement Award for his years of leadership and his contributions to Ireland, and in 2017, he received the Ellis Island Medal of Honor. The Congressional Medal of Honor Foundation recognized Mr. McMorrow with the Circle of Honor award in 2019 for his contributions to our Nation, and for representing the Foundation’s principles of courage, sacrifice and patriotism. Mr. McMorrow was selected to serve as a member of our Board of Directors because of his significant achievements with, and intimate knowledge of, the Company and his extensive experience in real estate and banking.

Matthew Windisch

President

Mr. Windisch is President of the Company. He has held this position since 2023. Prior to his role as President, Mr. Windisch served as Executive Vice President of the Company since 2012. Mr. Windisch joined the Company in 2006 and spearheads strategic planning for the Company and the Company’s public and private capital market activities. Mr. Windisch also has responsibility for growing the Company’s investment management business, including the Company’s credit platform. He manages third-party capital raising for the Company and maintains many of the Company’s key investor and banking relationships. Mr. Windisch has over two decades of experience in real estate investment across the globe. Prior to joining the Company, he was an associate at JP Morgan Chase, where he held positions in investment banking, strategy and risk management. Mr. Windisch received a B.B.A. in Finance and Accounting from Emory University and an M.B.A. from UCLA’s Anderson School of Management.

Justin Enbody

Chief Financial Officer

Mr. Enbody is Chief Financial Officer of the Company. He has held this position since 2012. He is responsible for all aspects of finance for the Company, including strategic planning, accounting, tax, information technology, financial reporting and elements of risk management. Mr. Enbody joined the Company in September 2009 and was the Company’s Controller before becoming Chief Financial Officer. Prior to joining the Company, Mr. Enbody was a vice president with RAFS Inc., an independent financial consulting company which he joined in 2004. Prior to RAFS Inc., Mr. Enbody was a senior associate with KPMG LLP. Mr. Enbody serves as a trustee for the Greater Los Angeles Zoo Association. Mr. Enbody received a B.A. from the University of California at Santa Barbara.

Kennedy Wilson / Proxy Statement 2025 / 9

DIRECTORS AND EXECUTIVE OFFICERS

In Ku Lee

Executive Vice President, General Counsel and Secretary

Mr. Lee is Executive Vice President, General Counsel and Secretary of the Company. He has held the Executive Vice President position since 2023 and the General Counsel position since 2024. Prior to his role as Executive Vice President and Secretary, Mr. Lee served as Senior Vice President, Deputy General Counsel and Secretary since he joined the Company in 2013. Mr. Lee heads all of the Company’s legal, corporate governance and public company regulatory matters. Mr. Lee is also responsible for all legal aspects of the Company’s corporate and transaction capital raising, real estate transactions and separate account platforms. Prior to joining Kennedy Wilson, Mr. Lee served as global corporate counsel at SK Telecom / SK Planet from 2011 to 2013, where he was the lead counsel on multiple cross-border transactions. Prior to such position, Mr. Lee was a senior associate at Latham & Watkins LLP. Mr. Lee is a member of the bar associations of the State of California and Los Angeles County. Mr. Lee received his B.A. in Economics from Occidental College and his J.D. from Cornell Law School.

Michael Pegler

President, Kennedy Wilson Europe

Mr. Pegler is President of Kennedy Wilson Europe. He has held this position since 2023. Prior to his role as President of Kennedy Wilson Europe, Mr. Pegler served as the Company’s Head of UK Business from 2019 until 2023. Mr. Pegler served as the Head of Asset Management for Europe upon joining the Company in 2013 to 2019. Mr. Pegler oversees all aspects of the Company’s European business operations. Prior to joining Kennedy Wilson, Mr. Pegler served as a managing director at The Blackstone Group in their real estate group, working primarily on opportunistic funds and investments across Europe and across all asset types with a particular focus on the UK Market. Prior to The Blackstone Group, Mr. Pegler was an associate at Deloitte UK. Mr. Pegler received his B.A. (Honours) in Economics and Politics from University of Sheffield and he is a member of the Institute of Chartered Accountants of England and Wales.

Regina Finnegan

Executive Vice President of Global Risk Management and Human Resources

Ms. Finnegan is Executive Vice President of Global Risk Management and Human Resources of the Company. She has held this position since 2017. Ms. Finnegan oversees risk management and insurance programs for all operational, real estate ownership and development risks related to the Company’s global portfolio. Ms. Finnegan is also responsible for all human resources matters at the Company, including recruiting, developing, motivating and directing all of the Company’s employees worldwide. Prior to joining Kennedy Wilson, Ms. Finnegan served as an executive vice president at Willis Towers Watson, where she was responsible for overseeing the real estate, hospitality and gaming practice across the west coast and managed clients across all real estate classes including multifamily, office, industrial, retail, hospitality and gaming. Ms. Finnegan serves on the Executive Committee of the University of Southern California Lusk Center for Real Estate and is a CAP Mentor for the Marshall School of Business at the University of Southern California. Ms. Finnegan received her B.S. in City/Urban, Community and Regional Planning from the University of Southern California.

10 / Kennedy Wilson / Proxy Statement 2025

DIRECTORS AND EXECUTIVE OFFICERS

Todd Boehly

Director

Committees: Capital Markets

Mr. Boehly has served as a director of the Company since 2020. Mr. Boehly serves as the Co-Founder, Chairman, Chief Executive Officer and controlling member of Eldridge Industries, LLC (“Eldridge Industries”) and Chairman of Eldridge. Eldridge Industries and its affiliates have made investments in over 100 operating businesses, including Security Benefit, of which Mr. Boehly is Chairman, A24, Fulwell 73, and Penske Media, which includes The Hollywood Reporter, Variety, Billboard, Rolling Stone, Vibe, Music Business Worldwide, dick clark productions, Life is Beautiful, and the investment in South by Southwest. Mr. Boehly is Chairman and an owner of Chelsea Football Club and an owner of the Los Angeles Dodgers, the Los Angeles Lakers, the Los Angeles Sparks and Cloud9. He is on the boards of the Los Angeles Lakers, Flexjet, PayActiv, CAIS, Chelsea Football Club, Cain International, and Vivid Seats (NASDAQ: SEAT). Mr. Boehly was formerly on the boards of Truebill, which was sold to Rocket Mortgage, and DraftKings. Prior to founding Eldridge Industries, Mr. Boehly was President of Guggenheim Partners and founded the credit business at Guggenheim. He received his B.B.A. from The College of William & Mary and The Milken Center for Advancing the American Dream, where he later founded The Boehly Center for Excellence in Finance, and studied at the London School of Economics. Mr. Boehly supports epilepsy research, Focused Ultrasound Foundation, Prostate Cancer Foundation, Brunswick School, and The College of William & Mary. Mr. Boehly was appointed to the Board of Directors in connection with a stock purchase agreement with Quinton Heights, LLC and Security Benefit Life Insurance Company, both affiliates of Eldridge Industries, whereby the Company issued shares of perpetual convertible preferred stock of the Company in exchange for approximately $300 million in proceeds. Mr. Boehly was selected to serve as a member of our Board of Directors because of his significant experience in the financial industry, particularly relating to investment strategies and operating businesses and his deep understanding of global capital and financial markets.

Richard Boucher

Director

Committees: Capital Markets (Chair) and ESG (Chair)

Mr. Boucher has served as a director of the Company since 2018. Mr. Boucher served as Group Chief Executive Officer and Executive Director of the Bank of Ireland Group from February 2009 until his retirement in October 2017. Mr. Boucher joined the Bank of Ireland Group in 2004 where he also served as the Chief Executive of Retail Financial Services Ireland and as the Chief Executive for Corporate Banking. Prior to joining the Bank of Ireland Group, Mr. Boucher served as Regional Managing Director for Corporate Banking, London and South East England for the Royal Bank of Scotland. From 2017 to May 2019, Mr. Boucher served as a member of the board of directors of Atlas Mara plc (LSE: ATMA), a financial services company that operates in Africa. During that time, Mr. Boucher also served as the chairman of Atlas Mara’s renumeration committee and as a member of the risk and audit committees. Since 2018, Mr. Boucher has also served as a member of the board of directors of CRH plc (LSE: CRH), an international building materials company and since January 2020, Mr. Boucher has served as the chairman of CRH plc’s board. In October 2020, Mr. Boucher also joined as a member of the board of directors of ClonBio Group Limited, a renewable energy business, and has served as chairman of ClonBio Group Limited since April 2021. Mr. Boucher also currently serves as a member of CRH plc’s renumeration, risk and acquisition committees. Since 2017, Mr. Boucher has served as a member of the board of directors of Eurobank Ergasia SA (Athens: EUROB), a Greek bank, and has also served as the chairman of its risk committee and as a member of its audit committee. Mr. Boucher received his B.A. (Mod) in Economics from Trinity College. Mr. Boucher was selected to serve as a member of our Board of Directors because of his significant experience in business transactions in Europe and his deep understanding of the global capital and financial markets.

Kennedy Wilson / Proxy Statement 2025 / 11

DIRECTORS AND EXECUTIVE OFFICERS

Trevor Bowen

Director

Committees: Audit, Capital Markets and ESG

Mr. Bowen has served as a director of the Company since 2018. Mr. Bowen served as a director and part owner of Principle Management Limited, an entertainment management company, from 1996 to 2013. Prior to joining Principle Management Limited, Mr. Bowen served as a partner at KPMG Ireland for 11 years with responsibility for KPMG Ireland’s banking practice. From 2018, Mr. Bowen also served as a member of the board of directors of Ceiba Investments Ltd. (LSE: CBA), an investment company, and has also served as the chairman of its audit committee. From October 2020 to October 2022, Mr. Bowen served as Chairman of Round Hill Music Royalty Fund Limited (LSE: RHM.L), a music publishing company focused on investing in music copyrights, that achieved full listing on the London Stock Exchange in July 2022. Mr. Bowen resigned from Round Hill’s board in October 2022. From 2004 to 2013, Mr. Bowen served as a member of the board of directors of Ulster Bank and also served on its risk committee. From 2009 to 2011, Mr. Bowen served as a member of the board of directors of Readymix plc, a building materials company. Mr. Bowen received his B.B.S. in Business from Trinity College Dublin. Mr. Bowen was selected to serve as a member of our Board of Directors because of his significant experience in the public accounting profession and his extensive and diverse background in business transactions in Europe.

Wade Burton

Director

Committees: None

Mr. Burton has served as a director of the Company since 2022. Mr. Burton is the President and Chief Investment Officer of Hamblin Watsa Investment Counsel Ltd. (“HWIC”), a wholly-owned subsidiary of Fairfax Financial Holdings Limited (“Fairfax”), a provider of global investment management services solely to the insurance and reinsurance subsidiaries of Fairfax. Fairfax is a Canadian holding company which, through its subsidiaries, is primarily engaged in property and casualty insurance and reinsurance and the associated investment management. Mr. Burton also currently serves as a member of Fairfax’s Executive Committee and is a member of the board of directors of Eurolife FFH Insurance Holdings, a Greek insurance holding company, where he also serves on the audit, remuneration and nomination, and risk, asset-liability and investment management committees. He is also a member of the board of directors of Avante Logixx Inc, a provider of technology-enabled security. Mr. Burton, a Chartered Financial Analyst (CFA), received his B.A from the University of Western Ontario and has completed the Graduate Finance Program at McGill University, the Canadian Securities Course, the Canadian Futures Course and the Canadian Options Course. Mr. Burton was selected to serve as a member of our Board of Directors because of his extensive experience in the financial and investment management industries along with his deep understanding of global capital and financial markets.

Michael Eisner

Director

Committees: None

Mr. Eisner has served as a director of the Company since 2024. Mr. Eisner is the controlling owner and managing partner of Eisner, LLP, a full-service business law firm, specializing in various areas of law including real estate, finance and corporate law, that Mr. Eisner founded in 1999. Mr. Eisner received his B.A. in Criminal Justice from University of Nevada Las Vegas and his J.D. from Pepperdine University School of Law. Mr. Eisner was selected to serve as a member of our Board of Directors because of his experience and knowledge relating to legal and financial aspects of business and significant experience in negotiating matters across various jurisdictions and matters.

Jeffrey Meyers

Director

Committees: None

Mr. Meyers has served as a director of the Company since 2024. Since 2018, Mr. Meyers has served as the Chief Executive Officer of Zonda, a technology-based provider of housing industry advising services to home builders and multifamily developers over three operating platforms: data intelligence, engagement and media and awareness. Mr. Meyers is also a member of the California Building Industry Association’s Hall of Fame and Harvard University’s Policy Advisory Board. Mr. Meyers holds a B.S. degree in Finance from San Diego State University. Mr. Meyers was selected to serve as a member of our Board of Directors because of his significant experience in business transactions and his deep understanding of technology-based tools to increase efficiency in the real estate industry.

12 / Kennedy Wilson / Proxy Statement 2025

DIRECTORS AND EXECUTIVE OFFICERS

David A. Minella

Director (Lead Independent)

Committees: Audit (Chair), Compensation, Nominating and Capital Markets

Mr. Minella has served as a director of the Company since 2009. Mr. Minella is currently the Managing Member of Minella Capital Management, a financial services holding company investing in and developing joint venture arrangements in the asset management industry. From 2011 to 2014, Mr. Minella served as the Chief Executive Officer of Aligned Asset Managers, LLC, or Aligned, a financial services holding company. Aligned’s first acquisition was a majority interest in The Townsend Group, a real asset manager and consultant. Mr. Minella served as Prospect Acquisition Corp’s Chairman and Chief Executive Officer from its inception in July 2007 through November 2009 and has served as a director of the Company since November 2007. Between 1997 and March 2007, Mr. Minella served as the Chief Executive Officer and director of Value Asset Management LLC, or VAM, a strategic investment management holding company. At VAM, Mr. Minella was responsible for its overall business strategy, acquisitions and financial results, and under his leadership, VAM acquired a controlling interest in five separate investment management firms. From 1995 to 1997, Mr. Minella was the President and Chief Executive Officer of the asset management division of Liechtenstein Global Trust, or LGT, a wealth and asset management firm, where he was responsible for the overall business strategy and financial results. Mr. Minella originally joined LGT in 1987 as the head of its United States subsidiaries, GT Capital Management and GT Global. Mr. Minella is a member of the Executive Council at Bunker Hill Capital Management, a private equity firm in Boston, Massachusetts, the former Chairman of the board of directors of MDT Advisers LLC and a former board member of the Investment Company Institute. Mr. Minella received a B.S. in accounting from Bentley College. Mr. Minella was selected to serve as a member of our Board of Directors because of his significant financial industry experience, particularly relating to investment strategies and asset management.

Nadine I. Watt

Director

Committees: None

Ms. Watt has served as a director of the Company since 2024. Ms. Watt has served as the Chief Executive Officer of Watt Companies, Inc., a commercial and residential real estate development and investment company with properties throughout California and the western United States, since December 2019 and as the Chief Executive Officer of Watt Capital Partners, a spin-off of Watt Companies Inc., since June 2022. Ms. Watt has served on the board of directors and as the chair of the compensation committee of Fisker Inc. (NYSE:FSRN), an electric vehicle company, since October 2020 and prior to this served as a director of the legacy company of Fisker Inc. since June 2020. Ms. Watt has served as the Chair of the Los Angeles Business Council since 2015 and she previously served on the board of two publicly traded companies: 1st Century Bancshares, Inc., from May 2008 until 2017 and The New Home Company Inc., from 2009 to 2018. Ms. Watt received her Bachelor of Science in Foreign Service from the Georgetown University School of Foreign Service, Washington D.C. and her Master of Arts from the School of Cinematic Arts at the University of Southern California. Ms. Watt was selected to serve as a member of our Board of Directors because of her experience in management, the real estate industry and her prior service on several public company boards.

Sanaz Zaimi

Director

Committees: ESG and Nominating

Ms. Zaimi has served as a director of the Company since 2018. Ms. Zaimi served as the Head of Global Fixed Income, Currencies and Commodities (FICC) Sales, within Bank of America Merrill Lynch (“BofAML”) and as CEO of BofA Securities Europe S.A., BofAML’s EU broker-dealer, and Country Executive for France until the end of 2021. While at BofAML, Ms. Zaimi sat on a number of BofAML’s senior executive committees globally, including the Management Committee and Operating Committee at Bank of America, the Global Banking and Markets (GBAM) Management Committee, the GBAM Global Reputation Risk Committee and the firm’s Global Environment, Social and Governance (ESG) Committee. She joined BofAML in 2010 from Goldman Sachs, where she was a partner, and previously held positions at Deutsche Bank and Smith Barney. Ms. Zaimi has extensive industry knowledge, with over two decades of experience in financial markets. Ms. Zaimi served as an Executive Director on the Board of Merrill Lynch International (MLI). She also served as a founder member of the industry’s FICC Market Standards Board (FMSB) until May 2017. Ms. Zaimi holds a degree in Economy and Finance and a Masters of Philosophy in Finance from Paris-Sorbonne University, and she personally supports a number of philanthropic organizations focusing on women and children. Ms. Zaimi was selected to serve as a member of our Board of Directors because of her significant experience in business transactions in Europe and her deep understanding of the global capital and financial markets.

Kennedy Wilson / Proxy Statement 2025 / 13

DIRECTORS AND EXECUTIVE OFFICERS

Stanley R. Zax

Director

Committees: Audit, Capital Markets and Compensation (Chair)

Mr. Zax has served as a director of the Company since 2010. Mr. Zax was the Chairman and CEO of Zenith National Insurance Corp., or Zenith, a company engaged in insurance and reinsurance, from 1977 to 2012. Zenith was acquired by Fairfax Financial Holdings Limited in 2010. Mr. Zax also served as a director of 1st Century Bank, Los Angeles and the Prostate Cancer Foundation until 2016 and The Center for The Study of the Presidency and Congress in Washington, D.C. until 2017. Mr. Zax started his career in 1961 as an associate and later a partner with the Chicago law firm Friedman, Mulligan, Dillon & Uris and subsequently joined Hilton Hotels, where he served as Vice President, General Counsel, Director and Secretary. His association with the insurance industry started in 1973, when he served as President and Chief Executive of Great American Insurance Company. Mr. Zax served as a director of Wynn Resorts Ltd., a holding company of Wynn Las Vegas, and Wynn Macao from October 2002 to May 8, 2007, and as chairman of its audit committee. He served as a Non-Executive Director of Advent Capital (Holdings) Plc, London, England from 1999 to November 10, 2005. Mr. Zax earned a J.D. in 1961 and a BBA in 1958 from the University of Michigan at Ann Arbor. Mr. Zax was selected to serve as a member of our Board of Directors because of his extensive experience relating to the management and operations of public companies.

14 / Kennedy Wilson / Proxy Statement 2025

DIRECTOR COMPENSATION

In 2024, each non-employee director received an annual retainer fee of $150,000. The chairperson of the Audit Committee received an additional retainer fee of $20,000 and the chairpersons of each of the other Committees of the Board of Directors received an additional retainer fee of $10,000. During 2024, non-employee directors received annual equity awards in the form of 17,500 shares of restricted stock units (pro-rated for directors that did not serve on the Board of Directors for the full year) that vest over a three-year period, subject to continued service as a non-employee director through the applicable vesting date.

The following table provides compensation information for the fiscal year ended December 31, 2024 for each non-employee member of our Board of Directors:

Name(1)	Fees Earned or Paid in Cash	Stock Awards (2)	All Other Compensation	Total

Todd Boehly	$150,000	$177,275	$—	$327,275
Richard Boucher	170,000	177,275	—	347,275
Trevor Bowen	150,000	177,275	—	327,275
Wade Burton	150,000	177,275	—	327,275
Norman Creighton(3)	120,870	177,275	—	298,145
Michael Eisner(3)	28,940	37,298	—	66,238
Cathy Hendrickson	160,000	177,275	—	337,275
Jeffrey Meyers(3)	59,918	70,770	—	130,688
David A. Minella	170,000	177,275	—	347,275
Nadine I. Watt(3)	28,940	37,298	—	66,238
Sanaz Zaimi	150,000	177,275	—	327,275
Stanley R. Zax	150,000	177,275	—	327,275

(1)
Mr. McMorrow did not receive any director fees during 2024. Mr. Kent Mouton, who retired from the Board of Directors in August 2024 after stepping down as the Company's General Counsel in April 2024, also did not receive any director fees during 2024.
(2)
The amounts in this column reflect the aggregate grant date fair value of an award of restricted stock units granted to our non-employee directors in 2024, computed in accordance with ASC Topic 718. Information regarding the valuation assumptions that are used to calculate these values is included in Note 14 of the Company’s financial statements for the fiscal year ended December 31, 2024 contained in the Company’s annual report on Form 10-K. The aggregate number of restricted stock units and shares of restricted stock outstanding at December 31, 2024 for each of our non-employee directors is set forth in the table below. Each award of restricted stock and each award of restricted stock units held by our non-employee directors vested or will vest (as applicable) with respect to 33% of the restricted stock units on each of the first through third anniversaries of the date of grant, subject to accelerated vesting in the event of a “change in control” (as defined in the Second Amended and Restated 2009 Equity Participation Plan), or the director’s ceasing to serve on the Board of Directors by reason of death or disability. The Company also maintains a non-employee director retirement policy pursuant to which, upon a non-employee director’s retirement (as determined by the Board of Directors), his or her then-outstanding equity awards will vest in full (to the extent then-unvested).

Mr. Boehly	27,333
Mr. Boucher	27,333
Mr. Bowen	27,333
Mr. Burton	29,833
Mr. Creighton	—
Mr. Eisner	3,400
Ms. Hendrickson	27,333
Mr. Meyers	7,000
Mr. Minella	27,333
Ms. Watt	3,400
Ms. Zaimi	27,333
Mr. Zax	27,333

(3)
Mr. Meyers joined the Board of Directors on August 7, 2024. Mr. Eisner and Ms. Watt joined the Board of Directors on October 8, 2024. Each of these three directors received pro-rated cash retainers and restricted stock unit awards. Mr. Creighton passed away in October 2024.

Kennedy Wilson / Proxy Statement 2025 / 15

CORPORATE GOVERNANCE AND BOARD MATTERS

We believe a company’s reputation for integrity and responsibly serving its stockholders is of critical importance. Kennedy Wilson’s corporate governance structure is designed to cohesively promote principled actions, support informed and effective decision-making and provide appropriate monitoring and oversight, thereby helping us to continue to build and maintain public trust in the Company. We are committed to managing the Company for the benefit of our stockholders and are focused on maintaining good corporate governance to assure that the long-term interests of stockholders are being served. As of December 31, 2024, our Board of Directors consisted of a total of twelve members.

Director Independence

Our common stock is listed on the New York Stock Exchange (the “NYSE”). A majority of the members of our Board of Directors must be independent under Section 303A.01 of the listing standards of the NYSE. Section 303A.02 of the NYSE listing standards provides that no director can qualify as independent unless the Board of Directors affirmatively determines that the director has no material relationship with the listed company. Our Board of Directors has adopted the following standards in determining whether or not a director has a material relationship with the Company and these standards are contained in our Corporate Governance Guidelines which can be found on our website at www.kennedywilson.com and will be made available in print free of charge to any stockholder who requests it:

•
No director who is an employee or a former employee of the Company can be independent until three years after termination of such employment.
•
No director who is, or in the past three years has been, affiliated with or employed by the Company’s present or former independent auditor can be independent until three years after the end of the affiliation, employment or auditing relationship.
•
No director can be independent if he or she is, or in the past three years has been, part of an interlocking directorship in which an executive officer of the Company serves on the compensation committee of another company that employs the director.
•
No director can be independent if he or she is receiving, or in the last three years has received, more than $120,000 during any 12-month period in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).
•
Directors with immediate family members in the foregoing categories are subject to the same three-year restriction.
•
No director can be independent if he or she is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues.

Based on these independence standards and all of the relevant facts and circumstances, as of December 31, 2024, our Board of Directors determined that the following eleven members are independent under Section 303A.02 of the listing standards of NYSE: Todd Boehly, Trevor Bowen, Richard Boucher, Wade Burton, Michael Eisner, Cathy Hendrickson, Jeffrey Meyers, David A. Minella, Nadine I. Watt, Sanaz Zaimi and Stanley R. Zax. Norman Creighton was also an independent member of our Board of Directors prior to his passing in October 2024. In accordance with NYSE rules, a majority of our Board of Directors is independent.

The Nominating Committee reviewed and considered discussions with the directors and its review of the directors’ responses to a questionnaire regarding employment and compensation history; affiliations, family and other relationships; and transactions with the Company, its subsidiaries and affiliates. The Board considered relationships and transactions between each director or any member of his or her immediate family and our company and its subsidiaries and affiliates, as reported in the section entitled “Certain Relationships and Related Transactions” in this proxy statement. The purpose of the Board of Director’s review with respect to each director was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent under the NYSE Rules.

In recommending to our Board of Directors that each non-employee director be found independent, our Nominating the following relationship over the past three fiscal years:

•
Mr. Boehly is the Co-Founder, Chairman, Chief Executive Officer and controlling member of Eldridge Industries. The Company is party to a stock purchase agreement with Quinton Heights, LLC and Security Benefit Life Insurance Company (collectively, the “Purchasers”), both affiliates of Eldridge Industries, whereby the Company issued shares of perpetual convertible preferred stock of the Company in exchange for approximately $300 million in proceeds. Also, Mr. Boehly, directly or indirectly has an excess of 10% equity interest in each of the Purchasers, Eldridge Industries, Security Benefit Corporation and Cain International and their subsidiaries (together, the “Eldridge Industries Entities”), some of which are involved in transactions with the Company or its subsidiaries (“KW Entities”). These transactions may involve various fees

16 / Kennedy Wilson / Proxy Statement 2025

CORPORATE GOVERNANCE AND BOARD MATTERS

which the KW Entities may make to certain of the Eldridge Industries Entities or certain of the Eldridge Entities may make to the KW Entities. Additionally, certain Eldridge Industries Entities hold approximately $37 million in aggregate principal amount of a combination of our 4.75% senior notes due 2029 and our 5.00% senior notes due 2031 (collectively, the “Bonds”).
•
Mr. Burton is the President and Chief Investment Officer of HWIC, a wholly-owned subsidiary of Fairfax. As of April 15, 2025, Fairfax and certain of its affiliates held approximately 13 million shares of the Company’s common stock, 300,000 shares of the Company’s 4.75% Series B Cumulative Perpetual and Preferred Stock (the “Series B Preferred Stock”), in addition to approximately 13 million warrants associated with such Series B Preferred Stock, and 200,000 shares of the Company’s 6.00% Series C Cumulative Perpetual and Preferred Stock (the “Series C Preferred Stock”), in addition to approximately 12 million warrants associated with the Series C Preferred Stock as further described below. On March 8, 2022, the Company issued to certain affiliates of Fairfax (i) 300,000 shares of Series B Preferred Stock and (ii) 13,043,478 warrants to purchase 13,043,478 shares of common stock of the Company for gross proceeds of $300 million. HWIC served as the investment manager for each Fairfax purchaser under the Securities Purchase Agreement. On June 16, 2023, the Company issued to certain affiliates of Fairfax (i) 200,000 shares of Series C Preferred Stock and (ii) 12,338,062 warrants to purchase 12,338,062 shares of common stock of the Company for gross proceeds of $200 million. HWIC served as the investment manager for each Fairfax purchaser under the Securities Purchase Agreement. Additionally, certain Fairfax entities (the “Fairfax Entities”) and KW Entities are also party to certain real estate and real estate debt transactions that may involve various fees and interest payments which the KW Entities may make to the Fairfax Entities or the Fairfax Entities may make to the KW Entities.
•
During 2024, the Company held a minority 11% beneficial ownership interest in Zonda, a technology based real estate business that offers residential construction data, of which Jeffrey Meyers owns less than a 1% beneficial ownership interest and is the chief executive officer.
•
Michael Eisner is the controlling owner and managing partner of Eisner, LLP, a full-service business law firm, specializing in various areas of law including real estate, finance and corporate law. The Company has engaged Eisner, LLP in connection with certain legal matters. Mr. McMorrow has also previously engaged Eisner, LLP in connection with certain personal legal matters.

All matters relating to the abovementioned relationships fall within the standards set forth in our Corporate Governance Guidelines, including the monetary thresholds set forth in the guidelines. This matter is more fully discussed below under “Certain Relationships and Related Transactions.”

Board Leadership Structure and Role in Risk Oversight

The Board of Directors is responsible for risk oversight of the Company. Risks facing the Company include competitive, economic, operational, financial, accounting, liquidity, tax, regulatory, foreign country, health and safety, employment, cybersecurity, political and other risks. Risks are reported to the Board of Directors through the Company’s executive officers, who are responsible for the identification, assessment and management of the Company’s risks. The Board of Directors regularly discusses the risks reported by the Company’s executive officers and reviews with management strategies and actions to mitigate the risks and the status and effectiveness of such strategies and actions.

Our Chief Executive Officer also serves as Chairman of our Board of Directors. Our Board of Directors believes that our Chief Executive Officer is best situated to serve as Chairman because he is the director that is most familiar with our business and industry, possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing us and is therefore best positioned to develop agendas that ensure that the Board of Director’s time and attention are focused on the most important matters. Our independent directors bring experience, oversight and expertise from outside the Company and industry, while our Chief Executive Officer brings Company-specific experience and expertise. Our Board of Directors believes that the combined role of Chairman and Chief Executive Officer facilitates information flow between management and the Board of Directors, which we believe is critical to effective governance. Our Board of Directors appointed David A. Minella as our lead independent director. As discussed below, Mr. Minella serves as the chair of all executive sessions of our non-management directors.

To efficiently oversee the Company’s risks, the committees of the Board of Directors are tasked with oversight responsibility for particular areas of risk. For example, the Audit Committee oversees management of risks related to accounting, auditing, financial reporting, IT matters (including cybersecurity and related matters) and maintaining effective internal controls for financial reporting. The Compensation Committee oversees risks related to the Company’s executive compensation policies and practices. The Nominating Committee oversees risks related to the effectiveness of the Board of Directors. The Capital Markets Committee oversees risks related to the Company’s capital market activities, foreign currency exposure and debt. The ESG Committee oversees the Company’s ESG responsibilities and commitments and is responsible for formulating procedures for implementing its ESG policy.

Kennedy Wilson / Proxy Statement 2025 / 17

CORPORATE GOVERNANCE AND BOARD MATTERS

Board Committees

Our Board of Directors has an Audit Committee, a Compensation Committee, a Nominating Committee, a Capital Markets Committee and an ESG Committee.

Audit Committee

The Audit Committee operates under a written charter. The Audit Committee charter can be found on our website at www.kennedywilson.com and will be made available in print free of charge to any stockholder who requests it.

The Audit Committee charter states that the responsibilities of the Audit Committee shall include, among other things, to assist the Board of Directors in monitoring (i) the integrity of the annual, quarterly and other financial statements of the Company, (ii) the independent auditor’s qualifications and independence, (iii) the performance of the Company’s internal audit function and independent auditor and (iv) the compliance by the Company with legal and regulatory requirements, including with respect to information technology, cybersecurity, data protection and data privacy risks and discussing the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. The Audit Committee also reviews and approves all related-party transactions (defined as transactions with an executive officer, director, beneficial owner of more than 5% of our outstanding common stock, or any of such persons’ immediate family members in which the amount involved exceeds $120,000, and in which any such persons had or will have a direct or indirect material interest) and prepares the report required by the rules of the Securities and Exchange Commission, or the SEC, to be included in the Company’s annual proxy statement.

Pursuant to its charter, the Audit Committee meets at least quarterly. The Audit Committee met six times during 2024. The Company does not limit the number of audit committees of other companies on which its Audit Committee members can serve.

The members of the Audit Committee during 2024 were David A. Minella (chairperson), Trevor Bowen, Norman Creighton (until Mr. Creighton's passing in October 2024) and Stanley R. Zax. Each of the above-listed Audit Committee members is considered “independent” under Section 303A.02 of the listing standards of the NYSE, as determined by our Board of Director.

Our Board of Directors has determined that Messrs. Minella, Bowen, Creighton (prior to his passing in October 2024) and Zax are “audit committee financial experts”, as defined in the Exchange Act.

Compensation Committee

The members of the Compensation Committee during 2024 were Stanley R. Zax (chairperson), Norman Creighton (until Mr. Creighton's passing in October 2024), Cathy Hendrickson and David A. Minella. Mr. Zax replaced Mr. Creighton as the chairperson of the Compensation Committee in May 2024. The Compensation Committee met five times during 2024. Each of the above-listed Compensation Committee members is considered “independent” under Section 303A.02 of the listing standards of the NYSE, as determined by our Board of Directors. The Compensation Committee operates under a written charter. The Compensation Committee charter can be found on our website at www.kennedywilson.com and will be made available in print free of charge to any stockholder who requests it.

The Compensation Committee has overall responsibility for evaluating and approving the Company’s compensation plans, policies and programs, in addition to general oversight of the Company’s human capital management practices. The Compensation Committee evaluates the performance of the Chief Executive Officer and other executive officers and, based on such evaluation, reviews and approves the compensation of the Chief Executive Officer and other executive officers. The Compensation Committee may consult with the Chief Executive Officer regarding the amount or form of the compensation for the other executive officers. The Compensation Committee may also form and delegate certain responsibilities to subcommittees. The Compensation Committee also reviews and recommends to the full Board of Directors compensation of directors. The Compensation Committee administers our Second Amended and Restated 2009 Equity Participation Plan.

Nominating Committee

The members of the Nominating Committee during 2024 were Cathy Hendrickson (chairperson), Norman Creighton (until Mr. Creighton's passing in October 2024), David A. Minella and Sanaz Zaimi. Ms. Zaimi joined the Nominating Committee in October 2024. Each of the above-listed Nominating Committee members is considered “independent” under Section 303A.02 of the listing standards of the NYSE, as determined by our Board of Directors. The Nominating Committee met four times during 2024. The Nominating Committee operates under a written charter. The Nominating Committee charter can be found on our website at www.kennedywilson.com and will be made available in print free of charge to any stockholder who requests it.

18 / Kennedy Wilson / Proxy Statement 2025

CORPORATE GOVERNANCE AND BOARD MATTERS

The purpose of the Nominating Committee is to, among other things, discharge the responsibilities of our Board of Directors relating to the appropriate size, functioning and needs of our Board of Directors, including, but not limited to, recruitment and retention of high-quality board members and the composition and structure of committees of the Board of Directors.

The Nominating Committee will consider director candidates recommended by security holders based upon the policies set forth in the Nominating Committee charter. Stockholders who wish to recommend to the Nominating Committee a candidate for election should send a letter to Kennedy-Wilson Holdings, Inc., 151 S. El Camino Blvd., Beverly Hills, CA 90212, ATTN: Nominating Committee. The letter must set forth certain biographical information regarding the nominees as specified in the Nominating Committee charter. Recommendations by security holders must be received no later than thirty (30) days after the end of the Company’s fiscal year.

Candidates will be reviewed in the context of the current composition of the Board of Directors, the operating requirements of the Company and the long-term interests of the Company’s stockholders. Although there are no specific minimum qualifications or any specific qualities or skills that the Nominating Committee believes that the potential nominees must have, the Nominating Committee considers and evaluates each candidate based upon an assessment of certain criteria as set forth in the Nominating Committee charter. Although factors including a candidate's background and experience may be considered, the Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying director nominees and factors including a candidate's background and experience may be considered.

The Nominating Committee does not have a formal procedure for identifying or evaluating director nominees except as set forth in the Nominating Committee charter. A potential director nominee recommended by a security holder will not be evaluated any differently than any other potential nominee. Although it has not done so in the past, the Nominating Committee may retain search firms to assist in identifying suitable director candidates.

Capital Markets Committee

The Board of Directors formed the Capital Markets Committee in January 2019. The members of the Capital Markets

Committee during 2024 were Richard Boucher (chairperson), Todd Boehly, Trevor Bowen, William J. McMorrow, David A. Minella and Stanley R. Zax. A majority of the members of the Capital Markets Committee are independent members of the Board of Directors. The Capital Markets Committee met three times during 2024. The Capital Markets Committee operates under a written charter. The Capital Markets Committee charter can be found on our website at www.kennedywilson.com and will be made available in print free of charge to any stockholder who requests it.

The purpose of the Capital Markets Committee is to provide assistance to the Board of Directors of the Company in monitoring and overseeing the policies and activities of the Company and its subsidiaries relating to the Company’s capital markets activities, including equity and debt offerings. As set forth in the Capital Markets Committee charter, in discharging its responsibilities and duties, among other things, the Capital Markets Committee: (i) reviews management’s plans and recommendations with respect to public equity and debt offerings and recommends any actions to be taken by the Board of Directors that it deems advisable and in the best interests of the Company, (ii) reviews management’s plans and recommendations with respect to corporate mergers and acquisitions and recommends any actions to be taken by the Board of Directors that it deems advisable and in the best interests of the Company; and (iii) unless otherwise specified by the Board of Directors, acts as the pricing or special committee for all public equity and debt offerings to be undertaken by the Company or acts as the transaction committee for all corporate mergers and acquisition transactions to be taken by the Company.

ESG Committee

The Board of Directors formed the Environmental, Social and Governance (ESG) Committee in August 2022. The members of the ESG Committee during 2024 were Richard Boucher (chairperson), Trevor Bowen and Sanaz Zaimi. All of the members of the ESG Committee are independent members of the Board of Directors. The ESG Committee met three times during 2024. The ESG Committee operates under a written charter. The ESG Committee charter can be found on our website at www.kennedywilson.com and will be made available in print free of charge to any stockholder who requests it.

Kennedy Wilson / Proxy Statement 2025 / 19

CORPORATE GOVERNANCE AND BOARD MATTERS

The purpose of the ESG Committee is to provide assistance to the Board of Directors of the Company in overseeing the Company’s environmental, social and governance (“ESG”) strategies, initiatives and policies. As set forth in the ESG Committee charter, in discharging its responsibilities and duties, among other things, the ESG Committee: (i) oversees and reviews the Company’s ESG strategies, initiatives and policies, including the Company’s ESG-related reporting and disclosures, and updates thereto; (ii) oversees and reviews periodic updates from the Company’s Global ESG Committee on material ESG matters, including progress toward key ESG objectives and overall ESG performance; and (iii) in conjunction with the Compensation Committee, oversee and review the Company’s culture and human capital management strategy, initiatives and policies, including the Company’s inclusion and diversity efforts, and, in conjunction with the Audit Committee, oversee the Company’s risk management and oversight programs and performance related to material ESG matters affecting the Company.

Meetings of the Board of Directors; Executive Sessions

In 2024, the Board of Directors held eight meetings and no director that held such position during 2024 attended fewer than 75%, of the aggregate of: (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which a director served on, with the exception of Mr. Boehly, who attended less than 75% of meetings of the Board of Directors and Capital Markets Committee. The Board of Directors also holds regular executive sessions of the non-employee members of the Board of Directors as discussed in further detail below. It is our policy to invite our directors and director nominees to attend our Annual Meetings. Eleven members of our Board of Directors attended our 2024 Annual Meeting that we held in June 2024.

Under the NYSE listing company manual, our non-management directors are required to hold regular executive sessions. The chairperson of the executive sessions is David A. Minella. Interested parties may communicate directly with the presiding director of the executive session or with the non-management directors as a group, by directing such written communication to the Secretary of the Company, c/o Kennedy-Wilson Holdings, Inc., 151 S. El Camino Blvd., Beverly Hills, CA 90212.

Process for Sending Communications to the Board of Directors

The Board of Directors maintains a process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the Board of Directors or any individual director must mail a communication addressed to the Secretary of the Company, c/o Kennedy-Wilson Holdings, Inc., 151 S. El Camino Blvd., Beverly Hills, CA 90212. Any such communication must state the number of shares of common stock beneficially owned by the stockholder making the communication. All of such communications will be forwarded to the full Board of Directors or to any individual director or directors to whom communication is directed unless the communication is clearly of a marketing nature or is inappropriate, in which case we have the authority to discard the communication or take appropriate legal action regarding the communication.

Code of Ethics

Our Board of Directors has adopted a code of ethics that applies to our directors, officers and employees. A copy of the code of ethics can be found on our website at www.kennedywilson.com and will be made available in print free of charge to any stockholder who requests it.

Insider Trading Policy and Procedures

The Company’s Policy on Insider Information and Insider Trading (the “Insider Trading Policy”) governs the purchase, sale and other disposition of Company securities by our Directors, officers, employees, independent contractors, consultants and other covered persons. The Company also follows procedures for the repurchase of its securities. We believe our Insider Trading Policy and repurchase procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and NYSE listing standards. A copy of our Insider Trading Policy is included as Exhibit 19.1 to the Company's Annual Report on Form 10-K for the year ended December 31, 2024, filed on February 28, 2025.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Based solely upon our review of the Forms 3 and 4 and amendments thereto furnished to us during the fiscal year ended December 31, 2024, and Forms 5 and amendments thereto furnished to us with respect to the fiscal year ended December 31, 2023, we believe that, during the fiscal year ended December 31, 2024, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were met in a timely manner.

20 / Kennedy Wilson / Proxy Statement 2025

ESG AT KENNEDY WILSON: A COMMITMENT TO RESPONSIBLE INVESTING AND OPERATIONS

Kennedy Wilson’s approach to ESG aligns with its business strategy to maximize the inherent value of our assets and by striving to deliver long-term social, environmental, and economic value across our portfolio and to our key stakeholders. We aim to integrate ESG factors into key business processes, underpinned by a measure, manage, and monitor approach framed by our four ESG pillars most relevant to our business: optimizing resources, creating great places, building communities and operating responsibly. Details of this framework can be found on our corporate website (https://www.kennedywilson.com/ corporate-responsibility) (this website address is not intended to function as a hyperlink, and the information contained in, or accessible from, our website is not intended to be a part of this filing).

We believe that strong governance is the foundation for delivering on our social and environmental initiatives. Kennedy Wilson’s Board of Directors’ ESG Committee oversees the Company’s ESG program, including the Company’s ESG opportunities and risk management strategies. The ESG Committee is also responsible for overseeing Kennedy Wilson’s management-level “Global ESG Committee.” The Company’s Global ESG Committee manages the Company’s ESG responsibilities and commitments and is responsible for formulating and implementing procedures and priorities to deliver the Company’s ESG strategy.

We strive to manage ESG opportunities and risks, at the corporate, fund/joint venture and individual assets level, with the goal of integrating procedures across various stages of our investment process. We have in place a robust governance framework. Our policies can be reviewed on our corporate website and cover guidelines and rules regarding ESG, anti- discrimination, anti-harassment, non-retaliation, human trafficking and slavery, fraud prevention, data security and data privacy. For more information regarding our ESG program, please review our annual ESG report which can be found on our website.

Recognizing the global movement around improving work-life balance, accessibility and wellness, our purposeful developments and construction activity focuses on creating great places that benefit the local community, enhance the lives of our residents, and enable our commercial tenants to stay relevant to attract and retain the best talent possible. Our focus on creating great places goes beyond good design and extends to our focus on creating offices and homes that promote spaces for social interaction and exercise, as well as public spaces to connect with the community. Also, where relevant, we protect heritage aspects of our buildings to create a shared sense of cultural well-being.

We believe the success of the communities surrounding our assets is intrinsic to the financial success of our business. We aim to build and strengthen local communities and engage socially, wherever possible. We do this through building community spaces that are engaging, stakeholder-oriented and culturally sensitive, as well as through charitable giving and collaborating with partners. Our philanthropic efforts are directed through the Kennedy Wilson Charitable Foundation, a 501(c)(3) non-profit corporation, which awarded approximately $1.3 million in grants and gifts to qualifying nonprofit, civic or educational public charities in 2024. The committee that approves distributions from the Foundation includes an independent member of the Board of Directors.

Recognizing the considerable need for affordable, high-quality housing across the West Coast, Kennedy Wilson’s joint venture with Vintage Housing provides affordable housing for residents that make 30% to 60% of the area’s median income. The joint venture, launched in 2015 with a portfolio of 5,500 units, provides long-term living solutions for qualified working families and active senior citizens, coupled with community services and modern amenities. Since 2015, Kennedy Wilson has more than doubled the number of affordable housing units to approximately 13,000 (as of 12/31/24) within its Vintage Housing joint venture.

We operate responsibly to ensure business-wide transparency and accountability, with a focus on empowering people and providing a healthy work environment for our employees. In addition to providing significant employee benefits and training opportunities, we strive to maintain a diverse corporate culture, promoting equality across gender, socio-economic backgrounds, education, and ethnicity. This allows for better representation of viewpoints, historical perspective and can bring new, fresh ideas to all levels of the Company. Understanding the importance of ensuring all individuals are compensated equitably for similar work and have an equal opportunity to contribute and advance in the workplace, we engage an independent firm to regularly analyze compensation and identify pay bias. In 2024, results did not identify meaningful gender pay gaps for individuals in similar roles.

The quality and diversity of our Board of Directors is key to Kennedy Wilson’s success. Our Board of Directors brings valuable market knowledge, representing significant expertise in real estate, banking, financial services, accounting and auditing, insurance, and law. The Company benefits from the different perspectives offered by the Board of Directors, which includes directors of varying backgrounds and experiences, who hail from geographies across the United States and Europe that align with our global portfolio.

Kennedy Wilson / Proxy Statement 2025 / 21

ESG AT KENNEDY WILSON: A COMMITMENT TO RESPONSIBLE INVESTING AND OPERATIONS

ESG AT A GLANCE

Environmental

100%	100%	6.8 million	100%
Portfolio in Utility Measurement Program(1)	European Electricity from Renewable Sources(2)	Square Feet Sustainably Certified(3)	Portfolio with Building Ratings(4)

Social

12,695	Ranked	$1.3 million
Affordable Housing units	among Newsweek’s Excellence 1000 Index 2025	Kennedy Wilson Charitable Foundation Donations in 2024

(1)
Includes properties in Kennedy Wilson’s directly managed global portfolio
(2)
Electricity procured by Kennedy Wilson within directly managed European portfolio
(3)
Includes LEED, Green Globe, BREEAM, WIRED, Fitwel, ENERGYSTAR Certifications
(4)
Includes U.S. Energy Star and European Energy Performance Certificates. Excludes certain assets, such as industrial assets, that are not eligible to receive a comparable ratings at this time.

Governance

No meaningful gender pay gaps Identified in 2024 annual gender pay bias study	11 Independent Directors	4 New Directors Since 2022

Lead independent director with well-defined role and responsibilities	Regular executive sessions of independent directors	Active and responsive shareholder engagement	Annual “Say on Pay” vote

Board of Directors and Senior Management stock ownership policy	Strict anti-hedging and anti-pledging policies	Broad compensation clawback policy (cash and equity)	Independent gender pay gap analysis on a regular basis

22 / Kennedy Wilson / Proxy Statement 2025

EXECUTIVE COMPENSATION

The following discussion sets forth certain information regarding our executive compensation. Unless specifically noted or the context provides otherwise, as used throughout this section, “we,” “our,” “us” or the “Company” and the disclosures relating to executive compensation refer to Kennedy-Wilson Holdings, Inc. and its subsidiaries.

Compensation Discussion and Analysis

The Compensation Discussion and Analysis section of this Proxy Statement describes the objectives and features of our executive compensation program with respect to those executive officers who constitute our named executive officers (“NEOs”) for fiscal year 2024, as determined under applicable SEC rules. For the fiscal year ended December 31, 2024, our NEOs and their titles were as follows:

Named Executive Officer	Title
William J. McMorrow	Chairman and Chief Executive Officer
Matthew Windisch	President
Justin Enbody	Chief Financial Officer
In Ku Lee(1)	Executive Vice President, General Counsel and Secretary
Michael Pegler	President, Kennedy Wilson Europe

(1)
Prior to his promotion to Executive Vice President, General Counsel and Secretary on April 1, 2024, Mr. Lee serves as Executive Vice President, Deputy General Counsel and Secretary.

The Compensation Discussion and Analysis includes the following sections:

Executive Summary — Summarizes the key factors and considerations in establishing our executive compensation program

Executive Compensation Objectives and Review Process — Outlines our compensation philosophy and the objectives and roles of each of the Compensation Committee and Chief Executive Officer (“CEO”) in determining the compensation for our NEOs

Fiscal Year 2024 Compensation — Discusses the performance factors and specific compensation decisions for fiscal year 2024
Elements of Compensation — Provides a more detailed description of each element of our executive compensation program and the considerations reviewed in assessing each element
Tax, Accounting and Other Considerations — Outlines the various tax, accounting and other factors that are considered by the Compensation Committee with respect to our executive compensation program

Kennedy Wilson / Proxy Statement 2025 / 23

EXECUTIVE COMPENSATION

Executive Summary

Our Distinctive Global Public Company Real Estate Business Model

Kennedy Wilson is a global real estate investment company and investment manager with over $28.0 billion of real estate assets under management in high growth markets across the United States, the United Kingdom and Ireland. With an objective of generating strong long-term risk-adjusted returns for our shareholders and partners and drawing on over three decades of experience in identifying opportunities and building value through various market cycles and conditions, we primarily focus on (i) investing in the rental housing sector (both market rate and affordable units) and industrial properties; and (ii) originating, managing and servicing real estate loans (primarily senior construction loans secured by high quality multifamily and student housing properties that are developed by institutional sponsors throughout the United States). Over the past few years, we have also focused on growing our investment management and co-investment platform whereby we invest a minority equity position (with the potential for carried interests) alongside our partners and earn a pro-rata share of income as well as asset management fees in our role as asset manager.

Two Key Investment Segments

Consolidated Portfolio	Co-Investment portfolio
• Permanent capital vehicle focused on maximizing property cash flow • Wholly-owned investments with accretive asset management opportunities • Longer-term hold period	• Complementary platform generating recurring asset management fees and carried interests; $8.8 billion of fee-bearing capital
• Includes real estate and loan investments with strategic partners and commingled fund business
• Primary investors include:
• insurance companies
• sovereign wealth fund
• public and private pension plans
• family office and private equity clients

24 / Kennedy Wilson / Proxy Statement 2025

EXECUTIVE COMPENSATION

Traditional REITs Do Not Provide a True Comparison to Kennedy Wilson

While it may initially appear that publicly-traded REITs that hold investments in similar asset classes are the closest comparison to us, our global operations, diverse investment philosophy, significant strategic capital platforms differentiates us from most REITs. Instead, we directly compete with a combination of private equity real estate companies, investment banks and sophisticated family offices, among others, in terms of deal sourcing, accessing third-party capital and the recruitment of talent. Many of these companies are privately-held or have a real estate platform that is one operating segment where compensation information is not publicly disclosed and unavailable to directly compare our NEOs’ compensation to that of our closest competitors.

	Kennedy-Wilson Holdings, Inc.	Traditional Publicly-Traded Real Estate Company Business Model	Private Equity Real Estate Firms
Source and use strategic third-party capital to operate a fund and separate account business to invest in opportunistic and value-add investments
Operate on a global scale
Invest in a diverse array of property types
Engage in significant development and redevelopment activity
Local operating teams

Legend:	Fully Engage	Partially Engage	Minimally Engage

Kennedy Wilson / Proxy Statement 2025 / 25

EXECUTIVE COMPENSATION

Strategic Capital Plays a Vital Role in Evaluating the True Scope of Operations of Kennedy Wilson

Comparing our equity market capitalization and reported GAAP revenues (which are the size-based comparisons generally utilized to establish peer groups) distorts the relative size of KW to other organizations, especially REITs and are inappropriate to evaluate the true size and scope of operations for Kennedy Wilson.

How to Measure the Income We Generate

Commonly Used Size Comparison	• Revenue (GAAP)
Better Size comparison for Kennedy Wilson	• KW’s Share of Revenue from its Operating Properties and Other Investments and Recurring Management Fees of $870.0 million
Why Revenue + Other Income is a Better Measure of the Income We Generate
•
We believe that KW’s share of revenue from its operating properties ($739.9 million) and the revenue that it generates from other investments and recurring asset management fees ($130.1 million) would give a more like-for-like revenue amount of $870.0 million.
•
Under GAAP, our income is understated by 40% with only $531.4 million in GAAP reportable revenues which does not capture $208.5 million in revenues related to KW’s share of revenue for significant operating properties which we hold an ownership interest in and $130.1 million in recurring asset management fees from our investment platforms.

How to Measure the Scale of Our Business and Scope of Operations

Commonly Used Size Comparison	• Equity Market Capitalization
Better Size comparison for Kennedy Wilson	• Assets Under Management (AUM) of $28.0 billion
Why AUM is a Better Measure of the Scale of Our Business and Scope of Operations
•
AUM represents the full scope of our operations and what our NEOs manage.
•
We invest cash from our own balance sheet, but also have a robust separate accounts and fund management business that produces meaningful levels of base management fees and carried interests, in addition to providing us with the equity to invest across the globe.
•
Our NEOs actively manage all our real estate across the globe and investments from all our capital sources, including equity contributed by institutional investors into our investment platforms.

In selecting the Company’s peer group, the Compensation Committee sought to create a blend of diverse companies that would reflect the Company’s complex business model and global scope when viewed in totality. Our peer group includes select asset managers who engage in meaningful real estate activity and more sophisticated REITs that either operate globally, use significant strategic capital, and/or actively develop properties. Details of our use peer group data is on page 31.

26 / Kennedy Wilson / Proxy Statement 2025

EXECUTIVE COMPENSATION

Program Alignment with Our Distinctive Business Model

Our Compensation Committee, in consultation with its independent compensation consultant, has sought to create a compensation program that (i) provides long-term incentives that are strongly aligned with the long-term interests of our stockholders; (ii) provides our executive officers with short- and long-term incentives that directly support our strategic business plan and recognizes our unique public-company business model; (iii) reflects feedback from our ongoing stockholder engagement; (iv) emphasizes the importance of pay transparency; and (v) provides competitive compensation levels to retain and motivate a high caliber executive team capable of managing our sophisticated business model and global operations. A more in-depth overview of the elements of our compensation program and the key factors considered by the Compensation Committee in the establishment of our 2024 NEO compensation program are described in detail on page 29.

Component	Alignment with Strategy
Base Salary	• Provides a fixed level of cash compensation to attract and retain talented executives based on duties, experience and internal pay equity

Annual Cash Bonus	• Formulaic calculation that is based 80% on objective financial goals that are directly tied to our near-term strategic objectives	• Formulaic calculation tied to the achievement of: • Growth in Investment Management Fees (excluding promote) (25%) • Cash from Asset Sales (25%) • Unsecured Debt Reduction (15%) • Asset Stabilizations (15%)
• Objective strategic goals are assessed each year to ensure continued alignment, and we establish rigorous goals that require meaningful growth to support our platform
	• Remaining 20% is based on a subjective review of key performance factors that takes into account overall Company performance, including stock price performance, and individual contributions	• Other key performance factors (20%) include total shareholder return, certain ESG initiatives, among other key strategic priorities

Long-Term Equity Awards
•
Long-term equity awards represent the largest component of compensation for our NEOs (approximately 60% on average and approximately 70% for our CEO) consistent with the Compensation Committee’s belief that providing long-term incentive compensation in the form of restricted stock unit (“RSU”) awards best aligns management and stockholders’ interest
•
Awards are designed to balance retention, stockholder value creation and the efficient allocation of capital to support our growth
•
We set rigorous hurdles that challenge our NEOs to create significant value and ensure that above target payouts are only achieved to the extent that we significantly outperform

•
Provide the majority of compensation paid to each NEO in a balanced mix of restricted stock unit awards:
•
3-Year Relative TSR Restricted Stock Unit Award subject to a payout cap if positive absolute TSR hurdles are not achieved (33%)
•
Return on Invested Assets (ROIA) Restricted Stock Unit Award subject to a payout cap if positive absolute TSR hurdles are not achieved (33%)
•
Retentive Restricted Stock Unit Award (33%)
•
Any shares issued in respect of earned RSU awards are required to be held for three years following the vesting date
•
Recent addition of an absolute TSR hurdle to ROIA and relative TSR awards that cap payout if such absolute TSR hurdle is not satisfied

Kennedy Wilson / Proxy Statement 2025 / 27

EXECUTIVE COMPENSATION

Evolution of Our Compensation Program and Responsiveness to Stockholders

Based on discussions with stockholders, along with our ongoing evaluation of “best-practices”, we have made a number of compensation and governance enhancements in recent years, including:

2024-2025	›	Conducted a holistic review of our executive compensation peer group to better reflect our growth and business strategy
	›	Adopted an absolute TSR modifier that caps payouts of certain long-term equity awards (RSUs) if rigorous absolute TSR hurdles are not achieved
	›	Expanded participation in our annual RSU program and carried interest program to the senior management team to enhance internal alignment of incentives
2020-2023	›	Removed equity awards from the severance payment basis for all NEOs
	›	Eliminated Change-in-Control as a definition of Good Reason (i.e., eliminated modified single trigger for Change-in-Control severance)
	›	Increased the percentage of annual cash bonus metrics tied to objective metrics to 80% from 65%
	›	Provided enhanced disclosures with respect to each element of our compensation program
	›	Increased minimum stock ownership guidelines for non-employee directors to 3x the annual cash retainer
	›	Expanded our insider trading policy to explicitly prohibit all pledging of Company securities
2019 & Prior	›	Rebalanced the pay mix to be significantly weighted towards long-term incentive compensation
	›	Modified performance-based equity awards to be based on more rigorous and challenging hurdles, including a new relative TSR metric
	›	Added a mandatory three-year post-vesting holding period on NEO restricted stock awards
	›	Changed to an annual say-on-pay vote proposal beginning in 2017
	›	Eliminated dividends on unearned restricted stock awards and “retesting” or “catch-up” features from all restricted stock awards
	›	Adopted robust minimum stock ownership guidelines including 10 times base salary for the CEO
›

Amended the Company’s Second Amended and Restated 2009 Equity Participation Plan to include numerous stockholder-friendly provisions, including, the prohibition of the discretionary accelerated vesting of awards and a minimum one-year vesting requirement on all equity grants

As we continue to refine our compensation program, stockholder support for our compensation has continued to remain high as evidenced by our strong support from our stockholders of our 2024 say-on-pay vote (89%).

Historical Say-on-Pay Support
84%
93%
89%
2022
2023
2024

Say-on-Pay Highlights

•
Our say-on-pay support continued to remain high over the past few years
•
Even while we garner strong support from our shareholders, our Compensation Committee remains committed to evaluating and making changes to our compensation and corporate governance practices based on its continual review of best market practices and the compensation programs utilized by our peers.

28 / Kennedy Wilson / Proxy Statement 2025

EXECUTIVE COMPENSATION

Executive Compensation Objectives and Review Process

Our Company’s executive compensation program objectives are as follows:

Pay Competitively	Pay-for-Performance	Alignment with Stockholders
Pay our executive officers a competitive level of compensation that best reflects individual performance, overall role and responsibility, and our performance and the performance of our business units	Provide our executive officers with long-term incentive compensation and annual bonuses that are subject to the attainment of rigorous Company performance objectives

Provide long-term incentive compensation that is strongly aligned with the long-term interests of our stockholders and encourages retention by paying a significant portion of compensation to our executive officers in equity

Review Process

To implement an executive compensation program that achieves the above objectives, the Compensation Committee received input from a number of sources and reference points to guide its decision making. These various perspectives allow the Compensation Committee to have visibility into our peer companies’ practices, investor viewpoints, changes in external market practices and each executive’s individual performance, as part of its review of our executive compensation program. The chart below further describes the Compensation Committee’s decision-making process and the primary sources contributing to such process.

Role of the Compensation Committee

Our Compensation Committee determines the compensation for all of the NEOs employing the following process:

•
It receives input as necessary and appropriate from Company management, including the Chief Executive Officer (other than with respect to his own compensation) and the Compensation Committee’s independent compensation consultant, as discussed below.
•
Our Chief Executive Officer makes recommendations to the Compensation Committee on the compensation of executive officers who report to him based on his assessment of the achievement of the Company’s strategic plans, the executive’s individual performance and a variety of other factors (such as compensation history, tenure, responsibilities, market data and retention concerns).
•
The Compensation Committee considers these recommendations, the input of its independent compensation consultant, as well as its own research to make all final decisions affecting NEO compensation, executive compensation philosophy, policies and plan design. In making final compensation decisions, the Compensation Committee considers the Company’s key-performance metrics, including total shareholder return in both the short and long term.

Kennedy Wilson / Proxy Statement 2025 / 29

EXECUTIVE COMPENSATION

Role of the Independent Compensation Consultant

The Compensation Committee has retained an independent compensation consultant to advise it in connection with its responsibilities. During 2024, the Compensation Committee retained Ferguson Partners Consulting L.P. (“FPC”) to provide peer group compensation data and market practices and advice with respect to the compensation, annual bonus program and RSU awards applicable to executive officers and employment agreements. The Compensation Committee has determined that FPC is independent and that there was no conflict of interest between the Company and FPC during 2024. In reaching these conclusions, the Compensation Committee considered the factors set forth in Rule 10C-1(b) of the Exchange Act and the NYSE listing standards.

Use of Peer Group Data

As described above, we are a unique company with a dynamic business model that makes it difficult to select perfectly comparable companies. However, our Compensation Committee continues to cultivate a peer group that, as a whole best represents a good comparison to our Company. The Compensation Committee evaluates our peer group on an annual basis and uses our peer group as a reference point in assessing the competitiveness of our compensation package for our NEOs. Each year, the Compensation Committee reviews the Company’s peer group to ensure the appropriateness of each current and potential peer company, as well as the peer group as a whole, using the following evaluation framework.

For 2024, in consideration of, among other things, our go-forward strategy of focusing on growing our investment management platform, the Compensation Committee, with the assistance of FPC, conducted a holistic review of the Company’s peer group development philosophy to ensure that it continued to be appropriate. In selecting the Company’s peer group, the Compensation Committee sought to create a blend of diverse companies that when viewed in totality would reflect the Company’s complex business model and global scale and provide meaningful data to inform decision making as it relates to executive compensation.

The companies that make up the Company’s peer group were selected using the following criteria:

•
Companies with appropriate size comparison in terms of assets under management while also being sensitive to peer group continuity and market fluctuations
•
Asset managers with real estate and real estate related assets, portfolios and real estate companies with strategic capital platforms that invest in real estate through funds and joint venture partners
•
Real estate companies with similarly skilled executive management teams and a multi-faceted business model that include multifamily, credit and industrial assets
•
Real estate companies with complex operations and multiple strategies / platforms
•
Companies that operate in multiple domestic and international markets and invest in multiple asset types
•
Companies based in the greater Los Angeles area to account for competition and talent
•
Real estate companies that participate in real estate development

While the overall peer group development philosophy for 2024 remained relatively consistent, as compared to prior years, the Compensation Committee sought to emphasize the selection criteria most applicable to our business and growth strategy, including our increased focus on the growth of our investment management platform. Accordingly, the Compensation Committee reviewed real estate operating companies, more complex REITs and publicly-traded private equity and asset management firms using the criteria listed above and made certain changes to our peer group for 2024 to better reflect the scope of our current growth strategy, which included the following changes:

•
Included select asset managers closer to KW in size that manage real estate assets and real estate-related assets, including, Blue Owl Capital Inc. (OWL) and Bridge Investment Group Holdings Inc. (BRDG)
•
Added REITs and real estate companies whose assets, growth strategy and capital partners are more in line with KW, including DigitalBridge Group, Inc. (DBRG), Ladder Capital Corp. (LADR), and Rexford Industrial Realty, Inc. (REXR)
•
De-emphasized REITs with less complexity including those that primarily invest balance sheet capital, invest primarily in office assets and have limited development activity, including Kilroy Realty Corporation and Land Securities Group plc
•
Removed select larger companies based on assets under management, including Apollo Global Management, Inc. (APO) and Ares Management Corporation (ARES)
•
Additionally, Sculptor Capital Management was removed following its acquisition by Rithm Capital Corp. in November 2023

30 / Kennedy Wilson / Proxy Statement 2025

EXECUTIVE COMPENSATION

The majority of selected peer companies share some, but not all, aspects of our business model, further demonstrating our uniqueness. While no one company is entirely comparable to Kennedy Wilson, we believe that, on a blended basis, our current peer group generally provides an accurate representation of the Company’s operations.

Our 2024 peer group included the following 11 companies that met at least three of the below selection criteria:

Company	Size(1)	Assets(2)	Strategic Capital(3)	Developer	Global	LA-Based
Kennedy-Wilson Holdings, Inc. (KW)	✓	✓	✓	✓	✓	✓
Alexandria Real Estate Equities, Inc. (ARE)	✓			✓	✓	✓
Blue Owl Capital Inc. (OWL)	✓	✓	✓
Bridge Investment Group Holdings Inc. (BRDG)	✓	✓	✓
DigitalBridge Group, Inc. (DBRG)	✓	✓	✓		✓
Essex Property Trust, Inc. (ESS)	✓	✓	✓	✓		✓
Ladder Capital Corp (LADR)	✓	✓		✓
Prologis, Inc. (PLD)		✓	✓	✓	✓
Rexford Industrial Realty, Inc. (REXR)	✓	✓		✓		✓
SL Green Realty Corp. (SLG)	✓	✓	✓	✓	✓
UDR, Inc. (UDR)	✓	✓		✓
Vornado Realty Trust (VNO)	✓		✓	✓

(1)
Size is based on assets under management, when available, or total enterprise value as of December 31, 2024
(2)
Assets are based on the company investing in multifamily, industrial and/or credit assets
(3)
Strategic capital is based on the company having a significant fund management platform and separate account business

During 2024, the Compensation Committee utilized peer group compensation data in order to evaluate the reasonableness of the Company’s pay levels and structure as compared to the market. It is the Compensation Committee’s view that the Company is not readily comparable to other companies of a similar size in the real estate industry (due, in part, to the Company’s diverse line of businesses, revenue streams and investment type). Therefore, in determining the overall amounts of compensation to be awarded to the NEOs and the relative portion of compensation to be divided among base pay, bonus, and long-term incentives, the Compensation Committee does not adhere to a specific formula or aim to set compensation at a specified level as compared to specific benchmarking or survey data. Rather, the Compensation Committee uses the market data in conjunction with its experience and resources to also evaluate the Company’s complexity of business, performance, succession planning factors and profitability to establish appropriately competitive compensation levels.

Kennedy Wilson / Proxy Statement 2025 / 31

EXECUTIVE COMPENSATION

Fiscal Year 2024 Compensation

2024 Performance Accomplishments

2024 illustrated the strength of our platform through the successful execution of our business plan and initiatives as we continue to position ourselves to grow our baseline EBITDA and investment management platform. Despite a challenging interest rate and inflationary environment, our investment management fees grew by 60% year-over-year to nearly $100 million in 2024, marking a significant milestone for the Company. In addition, our investment activity significantly accelerated year-over-year as we deployed over $4 billion of capital in 2024, an increase of over 50% from 2023 levels, including $3.5 billion in real estate debt originations and $800 million in rental housing and industrial acquisitions. In 2024, we generated approximately $571 million in cash from strategic asset sales, recapitalizations and loan repayments, with the proceeds from such sales primarily being applied to the growth of our investment management platform and debt reductions. We also added $29 million of net operating income (NOI) from completed developments in 2024, for a total estimated annual NOI of $467 million as of December 31, 2024, and expect an additional $65 million of NOI to be generated from our development and lease-up portfolio in the near future with minimal equity commitments from the Company remaining for such projects. We believe our ability to seek out and execute new opportunities, especially as market conditions recover, while continuing to execute strategic transactions, will continue to facilitate broad access to attractive investments, thus positioning the Company for long-term success. Please see Appendix A for a reconciliation of certain non-GAAP measures discussed below.

Investment Management Growth:

•
Annual fees grew by 60% to an annual record of $99 million supported by $3.5 billion in debt origination volume
•
Fee-Bearing Capital grew 5% to a record $8.8 billion from $8.4 billion in 2023
•
Raised $5 billion from third party capital, including £500 million venture with Canadian Pension Plan Investment Board (“CPPIB”), $3.4 billion for our debt platform, and the closing of the Company’s seventh close-end commingled real estate fund
•
$7.1 billion in incremental commitments, comprised of $4.1 billion in future fundings on previously originated loans within the Company's debt investment platform and $3.0 billion in incremental non-discretionary capital available from certain strategic partners for equity and debt investment

Strong Real Estate Portfolio and Transactional Performance:

•
Record $28 billion of real estate assets under management (up from $25 billion in 2023)
•
$4.3 billion of capital deployed or committed in 2024
•
Stabilized $29 million in estimated annual NOI from completed developments; $65 million of additional estimated annual NOI from development and lease-up portfolio expected in near future with minimal equity commitments from the Company remaining with respect to such projects
•
Approximately $571 million of cash generated from asset sales, recapitalizations and loan repayments

Balance Sheet Management:

•
$307 million of unsecured debt and guarantee reductions
•
Completed €175 million early pay-down of KWE Bonds due November 2025
•
Renewed corporate line of credit with 10% upsize to $550 million and adding 2 new banks; total commitments received of $650 million
•
Completed $1.3 billion of refinancings, with total KW interest increasing by only $0.5 million in current interest rate environment

ESG, Governance and Other Achievements:

•
Ranked among Newsweek’s Excellence 1000 Index 2025
•
Continue to improve scope 1 and scope 2 data collection; completing climate risk assessment for all assets in investment management portfolio
•
Achieved 89% approval from shareholders on Say-on-Pay in 2024
•
Conducted our third gender pay equity study which confirmed equitable pay practices
•
Continued our collaborative optimization program to improve energy efficiency across office assets

32 / Kennedy Wilson / Proxy Statement 2025

EXECUTIVE COMPENSATION

2024 Compensation Highlights

•
No increases to our CEO’s target compensation, including for 2025
•
No increases to cash compensation opportunity for our other NEOs (except upon Mr. Lee's promotion in April 2024)
•
On average, only 30% of performance-based RSUs that were eligible to vest based on performance through December 31, 2024 were earned (NEOs forfeited 70% of the performance-based RSUs), substantiating the rigorous performance hurdles under the Company's long-term incentive program
•
Added an absolute TSR modifier that reduces the maximum payout from 100% to 75% unless at least 20% absolute TSR is achieved for the 3-year relative TSR RSUs and at least 7% annual absolute TSR is achieved for our ROIA RSUs

Compensation Components

In 2024, the Compensation Committee continued to be actively engaged in the thoughtful oversight and development of our executive compensation program to ensure that it (i) is aligned with our unique and global business model and market based on an evaluation of our peer group as a whole since we are not directly comparable to most other publicly traded real estate companies and (ii) keeps our NEOs focused on long-term initiatives and overall business strategy. An overview of the key focus areas and recent enhancement by the Compensation Committee in the establishment of our NEO compensation program include:

Component	Recent Enhancements
Base Salary	• No adjustments to 2024 base salaries for our incumbent NEOs other than for Mr. Lee in consideration of his promotion. • No increases to 2025 base salaries.
Annual Cash Bonus
•
The 2024 annual cash bonus metrics were reevaluated to ensure alignment with current business and growth strategies, including the growth of our investment management platform.
•
New metrics in the 2024 annual cash bonus program were directly tied to our strategy to grow our investment management platform, reduction of unsecured debt, selling non-core assets and recycling capital to execute our growth strategy and stabilizing assets to increase net operating income, including (i) Growth in Investment Management Fees; (ii) Cash from Asset Sales, (iii) Unsecured Debt Reduction and (iv) Asset Stabilizations.

Long-Term Equity Awards
•
We adopted an absolute TSR modifier for both our relative TSR and ROIA awards that reduce the maximum payout that can be achieved to the extent that positive absolute TSR hurdles are not met.
•
We expanded participation in our long-term equity program to our broader senior management team to foster alignment for executives across our platforms and strengthen alignment with our stockholders.
•
In 2024, performance awards that vest based on our Return on Equity (“ROE”) were replaced with performance awards that vest based on our ROIA.

Kennedy Wilson / Proxy Statement 2025 / 33

EXECUTIVE COMPENSATION

Elements of Compensation

With respect to the Company’s NEOs, the three primary elements of compensation are base salary, annual bonus and long-term incentives. Each element of compensation is determined after thoughtful consideration by the Compensation Committee and is designed so that the entire program supports our strategic business plan and motivates management to drive long-term value creation for our stockholders. We believe that the effectiveness and alignment of our compensation program is further demonstrated by our strong stockholder support of our 2024 say-on-pay vote.

Base Salary

Base salary is set to attract and retain executive talent. Base salaries for all NEOs are set by the Compensation Committee after it takes into consideration competitive market conditions with respect to comparable companies and input, as appropriate, from the Chief Executive Officer (other than with respect to his own base salary). Base salary is determined by the level of the position within the Company and the individual’s current and sustained performance results.

Base Salary Highlights
• CEO salary has remained unchanged since 2015
• No increases to NEO base salaries for 2024, other than Mr. Lee in connection with his promotion to General Counsel

The base salaries of our NEOs were generally established by our Compensation Committee in September 2023 in connection with the employment agreements that we entered into with our NEOs at that time. Our CEO’s base salary, however, has remained unchanged since 2015.

In early 2024, the Compensation Committee reviewed base salaries for each NEO and considered many factors including: the number of employees supervised by the officer; the effort expended by the officer in soliciting and bringing new business or capital investments to his or her business unit; the extent to which the officer’s business unit generated new business or new capital; the travel demands placed upon the officer; and the extent to which the officer is engaged in investor relations activities. While these factors are critical to our success, many of them cannot be evaluated quantitatively, so a portion of the evaluations by the Compensation Committee is subjective. In making final compensation decisions, the Compensation Committee considers the Company’s key-performance metrics, including total shareholder return in both the short and long term. For 2024, the base salary for the NEOs were flat year-over-year other than a 10% increase for Mr. Lee in connection with his promotion to General Counsel.

The base salaries for each of the NEOs in 2024 were as set forth below.

Named Executive Officer	2024 Base Salary ($)	2023 Base Salary ($)	Year-Over-Year Change (%)

William J. McMorrow	1,500,000	1,500,000	—

Matthew Windisch	1,000,000	1,000,000	—

Justin Enbody	800,000	800,000	—

In Ku Lee	800,000	725,000	+10

Michael Pegler	750,938(1)	—(2)	—

(1)
Mr. Pegler's base salary was originally denoted in local currency (GBP) and has been converted to USD using the exchange rate in effect as of December 31, 2024 of £0.7990= $1 USD.
(2)
Michael Pegler was not a NEO in 2023.

Annual Bonus

Our Compensation Committee believes that annual bonuses should play a significant role in motivating executives to accomplish near-term priorities that ultimately increase stockholder value and that NEOs should be eligible for bonuses that are a significant percentage of base pay (defined as a multiple of base pay). The Compensation Committee believes that individual contributions and the financial performance of a NEO’s business unit should be a critical component of his or her bonus calculation and overall Company performance should be factored into the bonus methodology for all NEOs.

34 / Kennedy Wilson / Proxy Statement 2025

EXECUTIVE COMPENSATION

2024 Annual Bonus Opportunities

In establishing our 2024 cash bonus program the Compensation Committee took into account the Company’s business strategy for the upcoming year and aimed to set rigorous goals in support of our near-term growth objectives. 2024 bonus opportunities were set at a level that would provide NEOs with appropriate total cash compensation dependent upon both the Company’s and the individual NEO’s performance. The individual NEO’s performance was evaluated in a manner that reflected their relative levels of contribution as determined by the Compensation Committee in its sole discretion. 2024 bonus opportunities for each NEO remained unchanged from 2023 levels.

Each NEO’s incentive cash bonus opportunity for 2024 was based upon a threshold, target and maximum amount (each denominated as a percentage of base salary) as shown in the following table. Whether any of the threshold, target or maximum bonus levels were attained was determined by the Compensation Committee based on the achievement of corporate performance metrics and the Compensation Committee’s assessment of each executive’s individual performance.

Named Executive Officer	Threshold	Target	Maximum
William J. McMorrow	100%	200%	300%
Matthew Windisch	100%	200%	300%
Justin Enbody	82.5%	165%	250%
In Ku Lee	82.5%	165%	250%
Michael Pegler	75%	150%	225%

2024 Performance Assessment

The Compensation Committee’s goal setting process is multi-faceted. Each year, goals are established based on a thorough review of historical data, year-over-year growth projections, industry expectations and internal business planning and budgeting. Target levels are intended to be both challenging and achievable while maximum levels are intended to represent stretch goals, which, if achieved, will result in significant value created for our stockholders. The following highlights the Compensation Committee’s goal setting rigor:

•
Growth in Investment Management Fees (excluding carried interest) (25% weighting) — target goal significantly exceeded the historical 5-year average of approximately 27.6%.
•
Cash from Asset Sales (25% weighting) – range calibrated to be consistent with our 18-month strategic asset disposition and capital recycling plan.
•
Unsecured Debt Reduction (15% weighting) – range calibrated to be consistent with the Company’s liability management and business plan.
•
Asset Stabilizations (15% weighting) – range calibrated to be consistent with our business plan of increasing recurring cash flow from properties.
•
Other Key Corporate Performance Factors (20% weighting) – qualitative assessment by the Compensation Committee that includes (i) total shareholder return, (ii) execution of certain ESG initiatives, and (iii) other relevant factors deemed appropriate by the Committee, and other relevant factors that contribute to our long-term success but are not readily quantifiable. While this metric is not based on defined targets, the Compensation Committee applies significant rigor in its assessment.

Kennedy Wilson / Proxy Statement 2025 / 35

EXECUTIVE COMPENSATION

The following table illustrates the metrics and weightings for the 2024 cash bonus program for all of our NEOs, as well as the actual attainment of each metric for 2024:

Performance Metric	Rational for Inclusion	Threshold	Target	Maximum	Actual

Growth in Investment Management Fees (excluding carried interests) (25%)	Motivates manage to grow investment management fees consistent with the business plan	25.0%	35.0%	45.0%	53.7%
Cash from Asset Sales (25%)	Consistent with the announced strategic asset recycling	$350M	$500M	$650M	$562.4M
Unsecured Debt Reduction (15%)	Encourages effective balance sheet and debt management consistent with the business plan	($150M)	($250M)	($350M)	($307.3M)
Asset Stabilizations (15%)	Motivates growth of the stabilized portfolio and the conversion of non-income producing assets into income producing assets	$15M	$20M	$25M	$28.5M
Other Key Corporate Performance Factors (20%)	Motivates management to execute on strategic objectives including: (i) total shareholder return; (ii) ESG initiatives, and (iii) other relevant factors as deemed appropriate by the Committee	See 2024 Performance Assessment Below			Below Target for CEO (varies by NEO)

Assessment of Other Key Corporate Performance Factors

As discussed above, 20% of the cash bonus program is based on the achievement of other key corporate performance factors and individual performance factors, which were identified at the beginning of the year would be assessed on a qualitative basis. With respect to the corporate performance component of the bonus, the Compensation Committee considered the Company’s overall 2024 accomplishments and the following key factors (please see “2024 Performance Accomplishments” above for a full summary of our key achievements in 2024):

Successfully Executed on Strategic Initiatives

•
Annual investment management fee growth of 60% to $99 million, supported by $3.5 billion in debt originations
•
Fee-Bearing Capital grew by 5% in 2024 to a record $8.8 billion; 126% growth since year-end 2020
•
Real Estate Assets Under Management grew by 12% in 2024 to a record $28 billion
•
Generated approximately $571 million of cash from asset sales, recapitalizations and loan repayments and redeployed capital to grow the investment management platform and pay down indebtedness

Strong Financial and Operational Performance in our Stabilized Portfolio

•
Same-store occupancy amount KW's multifamily portfolio grew to 94.6%, up 0.8%
•
Multifamily assets yielded same-property NOI growth of 3.6% and same-property revenue growth of 3.5%
•
Portfolio stabilization through development and lease-up initiatives expected to add $65 million in estimated annual NOI; development pipeline near complete, with minimal equity commitments related to development projects in fiscal year 2025

ESG Initiatives

•
Ranked among Newsweek’s Excellence 1000 Index 2025 demonstrating that Kennedy Wilson is at the forefront of corporate social responsibility
•
Continue to improve scope 1 and scope 2 data collection; completing climate risk assessment for all assets in investment management portfolio
•
Certified 3.3 million square feet to reach 6.8 million square feet of sustainable certification across our global portfolio
•
Added 4.4 million square feet of space to our collaborative optimization program to improve energy efficiency across office assets, and increased solar installed capacity to 5.3 MWp and electric vehicle charging points to approximately 450

36 / Kennedy Wilson / Proxy Statement 2025

EXECUTIVE COMPENSATION

With respect to the individual performance factors, the Compensation Committee considered each NEO’s individual performance and their contributions to the Company’s overall 2024 accomplishments, including the performance set forth under “2024 Business Highlights”. The Compensation Committee determined that for Mr. McMorrow, whose individual performance is most directly tied to the Company’s performance, would receive a payout equal to approximately 25% below target primarily due to the Company’s 2024 stock price performance under the “Other Key Corporate Performance Factors and Individual Performance” component of our 2024 cash bonus program.

Based on feedback from the CEO regarding the contributions of our other NEOs to the Company’s performance during 2024, the Compensation Committee determined that each of the other NEOs would receive a payout ranging from 113% to 133% of target (and no NEO received maximum cash bonus payouts).

The 2024 annual cash bonuses paid to our NEOs based on the performance results discussed above are as follows:

Named Executive Officer	2024 Cash Bonus
William J. McMorrow	$3,735,000
Matthew Windisch	$2,640,000
Justin Enbody	$1,810,000
In Ku Lee	$1,810,000
Michael Pegler	$1,527,188

Long-Term Incentives

Long-term incentives in the form of equity awards are a crucial part of our overall executive compensation program. We believe that this component of the compensation program strongly aligns our NEOs’ interests with the long-term interests of our stockholders and also encourages retention of our highly-skilled employees. In 2024, long-term incentives were granted to our NEOs in the form of RSU awards.

• Both relative TSR and ROIA RSUs are subject to caps in the event that applicable absolute TSR hurdles are not achieved • ROE RSUs were replaced with ROIA RSUs

For the NEOs and other key employees, our long-term incentives program is designed to (i) provide for a range of vesting performance levels instead of all-or-nothing, (ii) ensure rigorous performance hurdles, (iii) provide further alignment with stockholder interests through a relative TSR measure (and, with respect to our relative TSR and ROIA RSUs, an absolute TSR measure), and (iv) ensure the retention of management in all market cycles. The program balances each of these objectives by incorporating the following equity vehicles:

Relative TSR Performance Restricted Stock Unit Award	ROIA Restricted Stock Unit Award	Retentive Restricted Stock Unit Award
At-risk equity incentive designed to enhance the pay-for-performance structure and stockholder alignment, while motivating and rewarding senior management for superior relative TSR performance	At-risk equity incentive designed to enhance the pay-for-performance structure, while motivating and rewarding senior management for the achievement of rigorous ROIA goals

Structured to retain executives while subjecting recipients to the same market fluctuations as stockholders, thereby motivating management to create long-term value through long-term vesting and holding requirements

Kennedy Wilson / Proxy Statement 2025 / 37

EXECUTIVE COMPENSATION

The key terms of each of these equity vehicles are as follows:

1/3 of Award	3-year Relative TSR Restricted Stock Unit Award

Cliff vesting three years after grant date if relative TSR performance hurdles are achieved vs. the MSCI World Real Estate (GICS 1) Net Total Return Index and subject to the NEO’s continued employment. Awards will be forfeited for below threshold performance. Shares issued pursuant to earned awards are required to be held for three years following the vesting date.

		RESULT Maximum Target Threshold	HURDLES +1,200bps (100% vested) +0bps (50.0% vested) -1,200bps (25.0% vested)

To the extent that the Company does not achieve absolute TSR equal to or above 20%, the maximum payout percentage shall be reduced from 100% to 75%. This feature is significantly more challenging than market practices and governance standards which typically reduce payouts only if absolute TSR is negative as compared to KW’s rigorous 20% return requirement.

1/3 of Award	ROIA Performance Restricted Stock Unit Award

Three-year annual vesting after grant date, subject to the achievement of ROIA hurdles and subject to the NEO’s continued employment. Awards will be forfeited for below threshold performance. Shares issued pursuant to earned awards are required to be held for three years following the vesting date.

		RESULT Maximum Target Threshold	HURDLES +5.6% (100% vested) +5.2% (50.0% vested) +4.8% (25.0% vested)

To the extent that the Company does not achieve certain absolute TSR performance hurdles, the maximum payout that can be achieved shall be reduced from 100% to 75%. The minimum absolute TSR performance hurdles of 7% from the grant date through December 31, 2024, 14.0% thought December 31, 2025 and 21.0% through December 31, 2026. This feature is significantly more challenging than market practices and governance standards which typically reduce payouts only if absolute TSR is negative as compared to KW’s rigorous 20% return requirement.

1/3 of Award	Retentive Restricted Stock Unit Award	Three-year annual pro-rata vesting after grant date, subject to the NEO’s continued employment. Vested awards are required to be held for three years following the vesting date.

Annual equity awards are determined and granted in the first quarter each year along with cash bonus payments and are intended to reward the previous year’s performance. In 2024, annual equity awards were granted on February 16, 2024.

Consistent with 2023 annual equity awards, performance restricted stock units granted in 2024 vests as follows: 100% at maximum, 50% at target, and 25% at threshold. The structure of these performance awards is in line with broadly accepted market practices (including practices used by our peers).

38 / Kennedy Wilson / Proxy Statement 2025

EXECUTIVE COMPENSATION

The target value of 2024 equity awards and RSUs granted were based on the stock price on the date of grant of $10.13. The below table reflects the grant date fair value calculated by an independent third party using a Monte Carlo model as required for the Summary Compensation Table.

Named Executive Officer	Total Equity Award (# of shares at Target)	Relative TSR Restricted Stock Unit Award (# of shares at Target)	ROIA Performance Restricted Stock Unit Award (# of shares at Target)	Retentive Restricted Stock Unit Award (# of shares )	Total Grant Date Fair Value (1)

William J. McMorrow	981,738	327,246	327,246	327,246	$8,734,196

Matthew Windisch	641,661	213,887	213,887	213,887	$5,708,644

Justin Enbody	320,832	106,944	106,944	106,944	$2,854,335

In Ku Lee	256,665	85,555	85,555	85,555	$2,283,463

Michael Pegler	172,755	57,585	57,585	57,585	$1,536,944

(1)
Based on the grant date fair value as calculated by an independent third-party appraiser in accordance with FASB ASC Topic 718.

Key Terms of the Relative TSR Restricted Stock Unit Awards

Under the terms of the 2024 RSU awards granted to our NEOs, the relative TSR RSUs are scheduled to cliff vest upon the conclusion of the three-year period ending on December 31, 2026 if our TSR equals or exceeds the hurdles set forth below relative to the MSCI World Real Estate (GICS 1) Net Total Return Index for such period, subject to the NEO’s continued employment through the vesting date (except as otherwise described below).

Consistent with the 2023 RSUs, TSR-based awards have been measured against the MSCI World Real Estate (GICS 1) Net Total Return index.

Performance Level	3-Year Relative TSR Hurdle	Payout Percentage
Maximum	+1,200bps	100%
Target	+0bps	50%
Threshold	-1,200bps	25%

To the extent that the Company does not achieve absolute TSR equal to or above 20%, the maximum payout percentage shall be reduced from 100% to 75%. This feature is significantly more challenging than market practices and governance standards which typically reduce payouts only if absolute TSR is negative as compared to KW’s rigorous 20% return requirement.

Payouts at performance levels in between the hurdles will be calculated by straight-line interpolation. Any portion of the award not earned at the end of the performance period will be forfeited to the extent that the threshold performance level is not achieved. Any shares issued pursuant to vested, earned awards will be subject to an additional post-vesting holding period through the third anniversary of the applicable vesting date.

Key Terms of the ROIA-Based Performance Restricted Stock Unit Award

Under the terms of the 2024 RSU awards granted to our NEOs, the ROIA RSUs are scheduled to vest one-third (1/3) at the conclusion of each of the fiscal years ending December 31st of 2024, 2025 and 2026 if our ROIA equals or exceeds the hurdles set forth below for such fiscal year, subject to the NEO’s continued employment through the vesting date (except as otherwise described below).

Performance Level	ROIA Annual Hurdle	Vesting Percentage
Maximum	5.6%	100%
Target	5.2%	50%
Threshold	4.8%	25%

To the extent that the Company does not achieve certain absolute TSR performance hurdles, the maximum payout that can be achieved shall be reduced from 100% to 75%. The minimum absolute TSR performance hurdles of 7% from the grant date through December 31, 2024, 14.0% through December 31, 2025 and 21.0% through December 31, 2026. This feature is significantly more challenging than market practices and governance standards which typically reduce payouts only if absolute TSR is negative as compared to KW’s rigorous 20% return requirement.

Kennedy Wilson / Proxy Statement 2025 / 39

EXECUTIVE COMPENSATION

Payouts at performance levels in between the hurdles will be calculated by straight-line interpolation. Any portion of the award eligible to vest at the conclusion of any fiscal year that is not earned at the end of such year will be forfeited to the extent that the threshold performance level is not achieved. Any shares issued pursuant to vested, earned awards will be subject to an additional post-vesting holding period through the third anniversary of the applicable vesting date.

As reflected in the payout percentages specified in the tables above for the TSR and ROIA RSUs, we intend for the TSR and ROIA RSUs to vest at maximum level only if we significantly outperform our target goals and deliver positive absolute TSR performance.

Achievement of ROE Performance, ROIA Performance and Relative TSR Restricted Stock Unit Awards at Year-End 2024

Based on our relative TSR performance through December 31, 2024, none of our relative TSR RSUs were earned as a result of our rigorous relative TSR performance hurdles. Based on 2024 performance, only 39.6% of our ROE RSUs were earned (granted in 2022 and 2023) and 100% of our ROIA RSUs were earned. In total, the NEOs forfeited approximately 70% of all performance-based RSUs that were eligible to vest during the year-ended December 31, 2024 substantiating the rigorous performance hurdles under the Company's long-term incentive program.

Key Terms of the Retentive Restricted Unit Stock Awards

Under the terms of the 2024 RSU awards granted to our NEOs, the retentive RSUs vested one-third (1/3) on February 16th of 2025 and are scheduled to vest one-third on February 16th of each of 2026 and 2027, subject to the NEO’s continued employment through the vesting date (except as otherwise described below). Any shares issued pursuant to vested awards will be subject to an additional post-vesting holding period through the third anniversary of the applicable vesting date.

Other Material Terms of 2024 Restricted Stock Unit Awards

Termination of Service. If an NEO’s employment terminates by reason of the NEO’s death or disability, the retentive RSUs will become fully vested upon such death or disability. In addition, if an NEO’s employment terminates due to his or her death or disability, then any then-unvested relative TSR RSUs and ROIA RSUs will remain outstanding and eligible to vest on each subsequent vesting date (without regard to the requirement that such NEO continue in employment through such vesting date) based on the level of attainment of the applicable performance goal(s) following such NEO’s death or disability.

Change of Control. In the event of a Change of Control of the Company (as defined in the Company’s Second Amended and Restated 2009 Equity Participation Plan), all then-unvested RSUs (assuming the performance metrics applicable to the relative TSR and ROIA RSUs are attained at target) will vest in full as of the date of the Change of Control, subject to the executive’s continued employment until immediately prior to the Change of Control.

No-Sale Period; Transferability. The RSUs generally will not be transferable unless and until such shares vest. In addition, a grantee may not, without the consent of the Compensation Committee, transfer, sell or otherwise dispose of any vested shares prior to the earlier to occur of (i) the third anniversary of the date on which such RSUs vest, or (ii) the occurrence of a Change of Control of the Company. The transfer restrictions described in the preceding sentence will not apply to any transfer of shares to the Company, any transfer of shares in satisfaction of applicable withholding obligations with respect to the RSUs, or any transfer following the termination of a grantee’s employment or engagement with the Company or its subsidiaries (including by will or pursuant to the laws of descent and distribution).

Distribution Equivalent Rights. Each RSU award is granted in tandem with distribution equivalent rights, which entitle the grantee to an amount equal to any dividends declared on the Company’s common stock with respect to such RSUs. Distribution equivalent rights on unvested RSUs will not be paid to the grantee on a current basis, but will instead accumulate and be paid to the grantee in a lump sum on the date (if any), and only to the extent, that the underlying RSUs vest.

Definition of ROIA. For purposes of the ROIA RSU award agreements, “ROIA” means the ratio of (i) the sum of (A) the Company’s property-level net operating income (consolidated and unconsolidated), (B) the Company’s hotel net operating income (consolidated and unconsolidated), (C) the Company’s investment management fees, including, without limitation, base management fees, acquisition and disposition fees, construction management fees, origination fees and similar fees, (D) the Company’s interest income, and (E) the Company’s realized performance allocations, net of any performance allocations compensation attributed to such realized performance allocations, minus the Company’s total cash compensation and general and administrative expenses (excluding any share-based compensation expense), to (ii) average total invested assets (calculated as the sum of (X) real estate and acquired in place lease values (net of accumulated depreciation and amortization), (Y) unconsolidated investments, and (Z) loan purchases and originations) as of December 31 of such performance year and of the calendar year immediately preceding such performance year.

40 / Kennedy Wilson / Proxy Statement 2025

EXECUTIVE COMPENSATION

Other Executive Benefits

NEOs are entitled to employee benefits generally available to all full-time employees (subject to fulfilling any minimum service period). These employee benefits include, among other things, vacation and health and welfare benefits generally available to all employees. We believe these benefits are generally competitive with those offered by similar companies in the markets in which we operate.

The Company’s employees, including the NEOs, participate in a tax-qualified 401(k) plan, pursuant to which the Company may match a certain portion of employee contributions. The Company may annually match 50% of employee contributions to the plan, limited to employee contributions equal to 4% of compensation, but not to exceed $6,000 for any participant.

In 2024, the Company maintained a life insurance policy for Mr. McMorrow. As described further below under the subheading “Termination and Change in Control Benefits,” the employment agreements between the Company and each of the NEOs provide that in the event an NEO is terminated due to his or her death, such NEO is entitled to receive a certain amount in cash. The employment agreements with each of the NEOs also provide that the Company may discharge its obligations to make such cash payments by paying such amount from proceeds of an insurance policy, the beneficiary of which will be the applicable NEO. Securing such life insurance policies for each of the NEOs, relieved the Company of its cash payment obligations to the NEOs upon their respective deaths, as described under the subheading “Termination and Change in Control Benefits.” Excluding Mr. McMorrow, all of the NEOs premiums have been paid. The premiums paid by the Company for Mr. McMorrow's life insurance policy in 2024 was $1.1 million.

Pursuant to our Corporate Security and Aircraft Policy, the Board of Directors requires that the Company’s Chief Executive Officer and the Company’s President use private air travel for both business and personal use for purposes of security, rapid availability and efficiency and communications connectivity. Company-paid private air travel for personal use under such policy is capped at 125 flight hours per year per executive. The Company’s Chief Executive Officer and President recognize imputed taxable income for income tax purposes on their personal use of private aircraft using Standard Industry Fare Level rates pursuant to Internal Revenue Service Regulations and are not provided a tax reimbursement for any personal use of private aircraft.

Further details regarding certain benefits are contained in the Summary Compensation Table and accompanying footnotes. These benefits are provided because the Compensation Committee has concluded that they are generally competitive with those provided to comparable executives or provide benefits to the Company which are appropriate in light of their cost.

Employment Agreements

On September 29, 2023, the Company entered into new employment agreements with all of the NEOs, which remove certain legacy provisions contained in their prior employment agreements to be in line with current market practices (including practices used by our peers). Additional information regarding the employment agreements of the NEOs may be found under the subheading below “Termination and Change in Control Benefits.”

The following describes key terms of the NEO's employment agreements:

Mr. McMorrow. The employment agreement between the Company and Mr. McMorrow expires on September 29, 2026 and provides for an annual base salary of $1,500,000. Under the agreement, Mr. McMorrow is entitled to receive an annual performance bonus and equity compensation in amounts approved by the Compensation Committee, and insurance coverage and other benefits generally available to all other officers.

Mr. Enbody. The employment agreement between the Company and Mr. Enbody expires on September 29, 2026 and provides for an annual base salary of $800,000. Under the agreement, Mr. Enbody is entitled to receive an annual performance bonus and equity compensation in amounts approved by the Compensation Committee, and insurance coverage and other benefits generally available to all other officers.

Mr. Windisch. The employment agreement between the Company and Mr. Windisch expires on September 29, 2026 and provides for an annual base salary of $1,000,000. Under the agreement, Mr. Windisch is entitled to receive an annual performance bonus and equity compensation in amounts approved by the Compensation Committee, and insurance coverage and other benefits generally available to all other officers.

Mr. Lee. The employment agreement between the Company and Mr. Lee expires on September 29, 2026 and provides for an annual base salary of $725,000. Under the agreement, Mr. Lee is entitled to receive an annual performance bonus and equity compensation in amounts approved by the Compensation Committee, and insurance coverage and other benefits generally available to all other officers.

Kennedy Wilson / Proxy Statement 2025 / 41

EXECUTIVE COMPENSATION

Mr. Pegler. The employment agreement between the Company and Mr. Pegler expires on September 29, 2026 and provides for an annual base salary of $725,000. Under the agreement, Mr. Pegler is entitled to receive an annual performance bonus and equity compensation in amounts approved by the Compensation Committee, and insurance coverage and other benefits generally available to all other officers.

Risk Mitigation

Our executive compensation program is designed to achieve an appropriate balance between risk and reward that does not incentivize unnecessary or excessive risk-taking. We believe that our annual cash bonus program and our equity-based compensation program contain appropriate risk mitigation factors, as summarized below:

• Multiple Performance Factors • Range of Awards (not all-or-nothing) • Clawback Policy for all incentives paid to all NEOs	Annual Bonus	Long-Term Incentives

• Mandatory post-vesting holding period of 3 years • Anti-Hedging and Anti-Pledging Policy • Executive and Non-Employee Director Stock Ownership Guidelines

Minimum Ownership Guidelines

The Company’s Board of Directors expects executive officers and non-employee directors to own a meaningful equity interest in the Company to more closely align the interests of directors and executive officers with those of stockholders. Accordingly, since 2018, executive officers have been required to hold all restricted stock awards and all shares paid in respect of vested RSUs for a three-year period post-vesting. In addition, the Board of Directors has established equity ownership guidelines for our executive officers and non-employee directors. The executives and directors are required to hold equity with a value equivalent to a multiple of their salary/annual cash retainer as listed in the table below:

Title	Multiple	Ownership Requirement Met (as of 12/31/2024)
Chairman and Chief Executive Officer	10x Base Salary	Yes
President	4x Base Salary	Yes
Chief Financial Officer	3x Base Salary	Yes
General Counsel	3x Base Salary	Yes
Executive Vice President (NEO)	3x Base Salary	Yes(1)
Other Executive Officers	1.5x Base Salary	Yes(2)
Non-employee Director	3x Annual Cash Retainer	Yes(3)

(1)
Excludes one named executive officer appointed in September 2023 and who remains subject to the grace period for compliance as discussed below.
(2)
Excludes one executive officers appointed in September 2023 and who remains subject to the grace period for compliance as discussed below.
(3)
Excludes one director appointed in November 2022, one director appointed in August 2024 and two directors appointed in October 2024, each of whom remains subject to the grace period for compliance as discussed below.

The executive officers and non-employee directors have a grace period for compliance with the minimum ownership guidelines which ends on December 31 of the year in which the fifth anniversary of the executive officer or non-employee director’s appointment or first election to the Board of Directors occurs. At the end of the grace period and on each December 31 thereafter, if the executive officer or non-employee director does not hold shares with the requisite minimum equity ownership value, the person will be required to hold all vested equity grants on an after-tax basis until the required ownership level has been satisfied.

42 / Kennedy Wilson / Proxy Statement 2025

EXECUTIVE COMPENSATION

As of December 31, 2024, each of the executive officers and non-employee directors were in compliance with the minimum ownership guidelines set forth above, except three directors appointed in 2024, one director appointed in 2022 and one executive officer appointed in September 2023 who remain subject to the grace period for compliance as discussed above.

Anti-Hedging and Anti-Pledging Policies

The Company maintains anti-hedging and anti-pledging policies that prohibit our officers, directors and employees from consummating the following transactions: (i) trading in puts, calls, options or other derivative security in the Company and (ii) pledging the Company’s securities as collateral for margin loans or other similar transactions.

The anti-hedging policy prohibits our officers, directors and employees from hedging against the value of the Company while continuing to own the covered securities without the full risks and rewards of ownership. Such behavior may cause the owner to no longer have the same objectives as the Company and its other stockholders. The anti-pledging policy was implemented because pledging securities of the Company as collateral for margin loans or other transactions raises potential risks to stockholder value, particularly if the pledge is significant. Under this policy, officers, directors and employees of the Company may not margin, or agree or offer to margin, the Company’s securities as collateral for a loan obligation. As of December 31, 2024, there were no existing pledges of the Company’s stock by its executives. Mr. Minella’s existing pledging arrangements at the time of adoption of this policy were grandfathered in, with the understanding that no future pledges of Company securities will be permitted.

Compensation Recovery Policy

The Company maintains an Amended and Restated Compensation Recovery Policy (as amended and restated, the “A&R Recovery Policy”) in compliance with the SEC rules and NYSE listing standards regarding clawback policies. The A&R Recovery Policy provides that in the event the Company is required to prepare an accounting restatement, the Company shall recover, reasonably promptly, any excess incentive-based compensation (i.e., compensation that is granted, earned or vested based in whole or in part on the attainment of one or more financial reporting measures) from current and former executive officers of the Company, unless the Compensation Committee determines that recovery would be impracticable. The A&R Recovery Policy is administered by the Compensation Committee. All awards granted by the Company on or after October 2, 2023 are subject to the provisions of the Recovery Policy.

Equity Award Timing Policies and Practices

We do not currently, and in 2024 we did not, grant any stock option awards, stock appreciation rights, or similar option-like instruments.

Kennedy Wilson / Proxy Statement 2025 / 43

EXECUTIVE COMPENSATION

Tax, Accounting and Other Considerations

Section 162(m) of the Tax Code; Tax Deductibility

Section 162(m) of the Internal Revenue Code (the “Tax Code”) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for “covered employees,” which generally includes the NEOs.

While the Compensation Committee may take into account Section 162(m) in establishing compensation of our executive officers to preserve deductibility to the greatest extent possible, the Compensation Committee retains the discretion and flexibility to award compensation that is not deductible under Section 162(m).

ASC Topic 718

Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“ASC Topic 718”) requires us to recognize an expense for the fair value of equity-based compensation awards. Grants of stock-based compensation are accounted for under ASC Topic 718. The Compensation Committee regularly considers the accounting implications of significant compensation decisions, especially in connection with decisions that relate to equity compensation awards. As accounting standards change, we may revise certain programs to appropriately align the cost of our equity awards with our overall executive compensation philosophy and objectives.

2024 Say-on-Pay Vote

At our 2024 annual meeting, approximately 89% of votes cast were voted in favor of our say-on-pay vote, which affirms our stockholders’ support of our approach to executive compensation. During 2024, the Compensation Committee remained committed to maintaining a pay-for-performance compensation structure that promoted our stockholders’ best interests while continuing to make enhancements to further align our compensation program with best practices. Our say-on-pay vote is currently held on an annual basis, consistent with the preference expressed by a majority of our shareholders.

44 / Kennedy Wilson / Proxy Statement 2025

COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION COMMITTEE REPORT

The Compensation Committee reviewed and discussed the foregoing Compensation Discussion and Analysis with the Company’s management. Based on this review and discussion with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Submitted by:	Stanley R. Zax, Chairperson
Cathy Hendrickson
David A. Minella
Members of the
Compensation
Committee

Notwithstanding anything to the contrary set forth in any Company filings under the Securities Act or the Exchange Act that incorporate other filings, including this Proxy Statement, in whole or in part, the foregoing Compensation Committee Report shall not be incorporated by reference into any such filings.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee was established on November 13, 2009. During the year ended December 31, 2024, the Compensation Committee consisted of Stanley R. Zax (Chairperson), Cathy Hendrickson, David A Minella and Norman Creighton (until Mr. Creighton's passing in October 2024). No member of the Compensation Committee is (or was during 2024) an officer or employee of the Company or any of its subsidiaries. There are no Compensation Committee interlocks as defined by applicable SEC rules.

Compensation Policies and Practices as They Relate to the Company’s Risk Management

In connection with the implementation of its compensation philosophy, the Compensation Committee periodically evaluates the Company’s compensation practices in order to determine if the risks arising from such practices are reasonably likely to have a material adverse impact on the Company. The Compensation Committee conducted such an evaluation in 2024 and concluded that the practices were not reasonably likely to have such an impact. In reaching this conclusion, the Compensation Committee considered the structure of the Company’s short and long-term incentive compensation plans (both of which are described above) and noted, among other factors, the fact that long-term incentives to senior executives tie a significant portion of compensation to the long-term success of the Company, and that the formulaic annual bonus plan includes individual caps and performance metrics that are largely based on the operating performance of the Company. The Company believes that its compensation policies and practices for all employees, including executive officers, do not create risks that are reasonably likely to have a material adverse effect on the Company.

Kennedy Wilson / Proxy Statement 2025 / 45

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Tables

2024 SUMMARY COMPENSATION TABLE

The following table summarizes the total compensation paid to or earned by each of our NEOs for the years ended December 31, 2024, 2023 and 2022.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stocks Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)

William J. McMorrow	2024	1,500,000		—	8,734,196	3,735,000	1,873,332	(2)	15,842,528
Chairman and Chief	2023	1,500,000		—	8,934,017	2,065,500	1,364,549		13,864,066
Executive Officer	2022	1,500,000		—	10,152,901	3,375,000	1,495,180		16,523,080
Justin Enbody	2024	800,000		—	2,854,335	1,810,000	6,000	(3)	5,470,335
Chief Financial Officer	2023	725,384		—	2,748,928	988,000	6,000		4,468,312
	2022	700,000		—	3,123,988	1,312,500	6,000		5,142,488
Matthew Windisch	2024	1,000,000		—	5,708,644	2,640,000	6,000	(4)	9,354,644
President	2023	850,769		—	4,729,773	1,482,000	6,000		7,068,542
	2022	800,000		—	5,375,084	1,800,000	6,000		7,981,084
In Ku Lee	2024	773,893		—	2,283,463	1,810,000	6,000	(5)	4,873,356
Executive Vice President, General Counsel	2023	669,038		975,000	1,738,293	—	6,000		3,388,331
Michael Pegler	2024	750,938	(6)		1,536,944	1,527,188	51,010	(7)	3,866,080
President, Kennedy Wilson Europe

(1)
The values in this column reflect the aggregate grant date fair value of the RSU awards granted in 2024 computed in accordance with ASC Topic 718. The ROIA RSU award values are based on the probable outcome at the time of grant which was at the target payout level. The maximum values for the annual ROIA RSUs assuming the highest level of performance is achieved are $6,630,004, $2,166,678, $4,333,340, $1,733,334 and $1,166,672 for Mr. McMorrow, Mr. Enbody, Mr. Windisch, Mr. Lee and Mr. Pegler, respectively. The fair value of the TSR RSUs is estimated using a Monte Carlo simulation based on the probable outcome at the time of grant. Information regarding the valuation assumptions used in the calculations is included in Note 14 to the Company’s financial statements for the fiscal year ended December 31, 2024 contained in the Company’s Annual Report on Form 10-K. The maximum values for the TSR RSUs assuming the highest level of performance is achieved are $6,630,004, $2,166,678, $4,333,340, $1,733,334 and $1,166,672 for Mr. McMorrow, Mr. Enbody, Mr. Windisch, Mr. Lee and Mr. Pegler, respectively.
(2)
Includes $6,000 in Company contributions to Mr. McMorrow’s account in the Company’s tax qualified 401(k) savings plan; life-insurance premium payments of $1,092,279; and personal air travel expenses in the amount of $777,053, which represents the aggregate incremental cost to the Company for Mr. McMorrow’s personal use of private aircraft based on hourly flight charges and other variable costs incurred by the Company for such use, including variable fuel charges, departure fees, and landing fees. As discussed above, for security and efficiency reasons, Mr. McMorrow is required to use private aircraft for all business and personal travel. On occasion, Mr. McMorrow’s guests accompanied him when traveling on the private aircraft. Such travel by guests did not result in any incremental cost to the Company during 2024. Please see “Other Executive Benefits” above for additional details.
(3)
Includes $6,000 in Company contributions to Mr. Enbody’s account in the Company’s tax qualified 401(k) savings plan.
(4)
Includes $6,000 in Company contributions to Mr. Windisch’s account in the Company’s tax qualified 401(k) savings plan.
(5)
Includes $6,000 in Company contributions to Mr. Lee’s account in the Company’s tax qualified 401(k) savings plan.
(6)
All other compensation amounts for Mr. Pegler originally denoted in local currency (GBP) have been converted to USD using the exchange rate in effect as of December 31, 2024 of £0.7990= $1 USD.
(7)
Includes $51,010 paid by the Company pursuant to Mr. Pegler’s pension contributions arrangement with the Company, inclusive of $12,516 in Company pension contributions on behalf of Mr. Pegler and $38,494 in Company cash payments directly to Mr. Pegler as a result of Mr. Pegler’s election to receive a certain portion of his eligible Company pension contributions in the form of a cash payments as permitted by applicable law.

46 / Kennedy Wilson / Proxy Statement 2025

COMPENSATION DISCUSSION AND ANALYSIS

GRANTS OF PLAN BASED AWARDS

The following table provides information about plan-based awards granted to our NEOs for 2024.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)		(i)	(j)

		Estimated Future Payouts under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts under Equity Incentive Plan Awards

	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)		All Other Stock Awards: Number of Shares or Units (#)(4)	Grant Date Fair Value of Stock Awards ($)(5)

William J. McMorrow	2/16/2024	—	—	—	163,623	327,246	654,492	(2)	—	3,099,020

	2/16/2024	—	—	—	163,623	327,246	654,492	(3)		2,817,588

	2/16/2024								327,246	2,817,588

		1,500,000	3,000,000	4,500,000
Justin Enbody	2/16/2024	—	—	—	53,472	106,944	213,887	(2)	—	1,012,760

	2/16/2024	—	—	—	53,472	106,944	213,887	(3)		920,788

	2/16/2024								106,944	920,788

		800,000	1,600,000	2,400,000
Matthew Windisch	2/16/2024	—	—	—	106,943	213,887	427,773	(2)	—	2,025,510

	2/16/2024	—	—	—	106,943	213,887	427,773	(3)		1,841,567

	2/16/2024								213,887	1,841,567

		1,000,000	2,000,000	3,000,000
In Ku Lee	2/16/2024	—	—	—	42,777	85,555	171,109	(2)	—	810,206

	2/16/2024	—	—	—	42,777	85,555	171,109	(3)		736,629

	2/16/2024								85,555	736,629

		800,000	1,600,000	2,400,000
Michael Pegler	2/16/2024	—	—	—	28,793	57,585	115,170	(2)	—	545,330

	2/16/2024	—	—	—	28,793	57,585	115,170	(3)		495,807

	2/16/2024								57,585	495,807
		725,000	1,450,000	2,175,000

(1)
Amounts in columns (c), (d) and (e) reflect the threshold, target and maximum amounts payable under the Company’s annual bonus plan for 2024, respectively. Actual amounts paid to each NEO for 2024 are set forth in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. For a more complete description of the Company’s 2024 bonus plan, see “Compensation Discussion and Analysis-Elements of Compensation-Annual Bonus”.
(2)
The amounts in columns (f), (g) and (h) reflect the RSUs that may vest in the event that the specified relative TSR performance goal is achieved at threshold, target and maximum levels, respectively. For a more complete description of the vesting schedule, see “Compensation Discussion and Analysis-Elements of Compensation-Long-Term Incentive Compensation”.
(3)
The amounts in columns (f), (g) and (h) reflect the RSUs that may vest in the event that the specified ROIA performance goal is achieved at threshold, target and maximum levels, respectively. For a more complete description of the vesting schedule, see “Compensation Discussion and Analysis-Elements of Compensation- Long-Term Incentive Compensation”.
(4)
Represents time-based RSU awards granted to the NEO during 2024.
(5)
The values in this column reflect the aggregate grant date fair value of the RSU awards computed in accordance with ASC Topic 718. The ROIA RSUs award values are based on the probable outcome at the time of grant which was at the target payout level. The fair value of the TSR RSUs are estimated using a Monte Carlo simulation based on the probable outcome at the time of grant. Information regarding the valuation assumptions used in the calculations are included in Note 14 to the Company’s financial statements for the fiscal year ended December 31, 2024 contained in the Company’s Annual Report on Form 10-K.

Kennedy Wilson / Proxy Statement 2025 / 47

COMPENSATION DISCUSSION AND ANALYSIS

OUTSTANDING EQUITY AWARDS AT 2024 FISCAL YEAR-END

The following table sets forth outstanding equity awards held by our NEOs as of December 31, 2024.

Name	Grant Date		Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)(1)

William J. McMorrow	01/20/22	(2)(4)	33,079	330,459	—	—
	01/20/22	(2)(5)	—	—	66,157	660,908
	01/20/22	(3)(6)	—	—	99,237	991,373
	01/19/23	(2)(7)	81,399	813,179	—	—
	01/19/23	(2)(8)	—	—	162,799	1,626,362
	01/19/23	(3)(9)	—	—	122,075	1,219,524
	02/16/24	(2)(10)	327,246	3,269,188	—	—
	02/16/24	(2)(11)	—	—	654,492	6,538,375
	02/16/24	(3)(12)	—	—	163,623	1,634,594
Justin Enbody	01/20/22	(2)(4)	10,179	101,688	—	—
	01/20/22	(2)(5)	—	—	20,357	203,366
	01/20/22	(3)(6)	—	—	30,535	305,040
	01/19/23	(2)(7)	25,046	250,210	—	—
	01/19/23	(2)(8)	—	—	50,590	500,419
	01/19/23	(3)(9)	—	—	37,569	375,314
	02/16/24	(2)(10)	106,944	1,068,371	—	—
	02/16/24	(2)(11)	—	—	213,887	2,136,731
	02/16/24	(3)(12)	—	—	53,472	534,185
Matthew Windisch	01/20/22	(2)(4)	17,514	174,965	—	—
	01/20/22	(2)(5)	—	—	35,024	349,890
	01/20/22	(3)(6)	—	—	52,537	524,845
	01/19/23	(2)(7)	43,094	430,509	—	—
	01/19/23	(2)(8)	—	—	64,641	861,018
	01/19/23	(3)(9)	—	—	64,641	645,764
	02/16/24	(2)(10)	213,887	2,136,731	—	—
	02/16/24	(2)(11)	—	—	427,773	4,273,452
	02/16/24	(3)(12)	—	—	106,944	1,068,366
In Ku Lee	01/19/23	(2)(7)	15,838	158,222	—	—
	01/19/23	(2)(8)	—	—	31,676	316,443
	01/19/23	(3)(9)	—	—	23,757	237,332
	02/16/24	(2)(10)	85,555	854,694	—	—
	02/16/24	(2)(11)	—	—	171,109	1,709,379
	02/16/24	(3)(12)	—	—	42,778	427,347

48 / Kennedy Wilson / Proxy Statement 2025

COMPENSATION DISCUSSION AND ANALYSIS

Name	Grant Date		Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)(1)

Michael Pegler	02/16/24	(2)(10)	57,585	575,274	—	—
	02/16/24	(2)(11)	—	—	115,170	1,150,548
	02/16/24	(3)(12)	—	—	28,793	287,637

(1)
Value is based on the closing price of our common stock of $9.99 on December 31, 2024, as reported on the NYSE. The figures shown here are based on vesting upon the achievement of the specified performance criteria at the “threshold” level.
(2)
Represents RSU awards granted to the NEOs which vest based on achievement of specified performance criteria (at the “threshold” level).
(3)
Represents RSU awards granted to the NEOs which vest based on achievement of specified performance criteria (at the “threshold” level).
(4)
The 2022 retentive RSU awards granted to our NEOs vested or will vest (as applicable) one-third (1/3) on each of January 20th of 2023, 2024 and 2025, subject to the NEO’s continued employment through the vesting date (except as otherwise described below). The shares issued in respect of vested RSUs subject to these awards are also subject to a no-sale period of three years from the date of the applicable vesting.
(5)
The 2022 ROE RSU awards granted to our NEOs vested or are scheduled to vest (as applicable) one-third (1/3) after the conclusion of each of the fiscal years ending December 31st of 2022, 2023 and 2024 based on the level at which our ROE equals or exceeds the applicable hurdles for such fiscal year, subject to the NEO’s continued employment through the vesting date (except as otherwise described below). The shares issued in respect of vested RSUs subject to these awards are also subject to a no-sale period of three years from the date of the applicable vesting.
(6)
The 2022 relative TSR RSU awards granted to the NEOs are cliff vested after the conclusion of the three-year period ending on December 31, 2024 to the extent that our TSR equals or exceeds the applicable hurdles relative to the MSCI World Real Estate Index for such period, subject to the NEO’s continued employment through the vesting date (except as otherwise described below). The shares issued in respect of vested RSUs subject to these awards are also subject to a no-sale period of three years from the date of the applicable vesting.
(7)
The 2023 retentive RSU awards granted to our NEOs vested or will vest (as applicable) one-third (1/3) on each of January 19th of 2024, 2025 and 2026, subject to the NEO’s continued employment through the vesting date (except as otherwise described below). The shares issued in respect of vested RSUs subject to these awards are also subject to a no-sale period of three years from the date of the applicable vesting.
(8)
The 2023 ROE RSU awards granted to our NEOs vested or are scheduled to vest (as applicable) one-third (1/3) after the conclusion of each of the fiscal years ending December 31st of 2023, 2024 and 2025 based on the level at which our ROE equals or exceeds the applicable hurdles for such fiscal year, subject to the NEO’s continued employment through the vesting date (except as otherwise described below). The shares issued in respect of vested RSUs subject to these awards are also subject to a no-sale period of three years from the date of the applicable vesting.
(9)
The 2023 relative TSR RSU awards granted to the NEOs are scheduled to cliff vest after the conclusion of the three-year period ending on December 31, 2025 to the extent that our TSR equals or exceeds the applicable hurdles relative to the MSCI World Real Estate Index for such period, subject to the NEO’s continued employment through the vesting date (except as otherwise described below). The shares issued in respect of vested RSUs subject to these awards are also subject to a no-sale period of three years from the date of the applicable vesting.
(10)
The 2024 retentive RSU awards granted to our NEOs vested or will vest (as applicable) one-third (1/3) on each of February 16th of 2025, 2026 and 2027, subject to the NEO’s continued employment through the vesting date (except as otherwise described below). The shares issued in respect of vested RSUs subject to these awards are also subject to a no-sale period of three years from the date of the applicable vesting.
(11)
The 2024 ROIA RSU awards granted to our NEOs vested or are scheduled to vest (as applicable) one-third (1/3) after the conclusion of each of the fiscal years ending December 31st of 2024, 2025 and 2026 based on the level at which our ROIA and absolute TSR equals or exceeds the applicable hurdles for such fiscal year, subject to the NEO’s continued employment through the vesting date (except as otherwise described below). The shares issued in respect of vested RSUs subject to these awards are also subject to a no-sale period of three years from the date of the applicable vesting.
(12)
The 2024 relative TSR RSU awards granted to the NEOs are scheduled to cliff vest after the conclusion of the three-year period ending on December 31, 2026 to the extent that our relative TSR equals or exceeds the applicable hurdles relative to the MSCI World Real Estate Index for such period and our absolute TSR equals or exceeds the applicable hurdle, subject to the NEO’s continued employment through the vesting date (except as otherwise described below). The shares issued in respect of vested RSUs subject to these awards are also subject to a no-sale period of three years from the date of the applicable vesting.

Kennedy Wilson / Proxy Statement 2025 / 49

COMPENSATION DISCUSSION AND ANALYSIS

OPTION EXERCISES AND STOCK VESTED

The following table sets forth the RSUs held by our NEOs that vested during the fiscal year ended December 31, 2024, and the value realized by the NEOs on vesting.

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)

William J. McMorrow	—	—	114,888	$1,285,597
Justin Enbody	—	—	35,350	395,567
Matthew Windisch	—	—	60,823	680,609
In Ku Lee	—	—	14,358	160,666
Michael Pegler	—	—	—	—

(1)
Represents the gross amount of RSUs, as applicable, that vested during the year ended December 31, 2024 and does not take into account any withholding of shares to settle tax obligations.
(2)
Value realized on vesting of restricted stock and RSU awards is based on the closing price of our common stock on the vesting date.

TERMINATION AND CHANGE IN CONTROL BENEFITS

This section describes and quantifies the additional amounts that would be payable to the NEOs in the event of their termination or a change in control of the Company as of December 31, 2024. For this purpose, the closing stock price of $9.99 on the last trading day in 2024, as reported on the NYSE, has been used.

Executive Employment Agreements

The employment agreements entered into with each of our NEOs in September 2023 provide that, in the event the applicable executive’s employment with the Company is terminated by the Company without “Cause” (as defined below) or by such executive for “Good Reason” (as defined below), subject to and conditioned upon such executive’s execution and non-revocation of a general release of claims and such executive’s continued compliance with any applicable restrictive covenants, such executive will receive: (i) continued payment of his then-current base salary through the remainder of the then-current term of the employment agreement (the “Continued Salary Severance”); (ii) a lump-sum amount in cash (the “Lump Sum Severance”) equal to (A) two times (or, with respect to Mr. McMorrow, three times) the average of the sum of his actual (x) base salary and (y) annual cash bonus, in each case, for the immediately three preceding fiscal years (such average, the “Average Compensation”) less (B) an amount equal to the Continued Salary Severance; (iii) Company-subsidized healthcare coverage through the later of (A) the last day of the employment term or (B) the 18 month anniversary of the termination date, or if earlier, the date on which the applicable executive becomes covered by a group health insurance program provided by a subsequent employer; and (iv) vesting of any outstanding equity awards. For the avoidance of doubt, the sum of the Continued Salary Severance and the Lump Sum Severance of for each executive may not exceed two (or, for Mr. McMorrow, three) times such executive’s Average Compensation.

In addition, pursuant to their respective employment agreements, if the applicable executive’s employment with the Company terminates due to his death or “Disability” (as defined in the applicable employment agreement), then subject to the executive’s (or his estate’s) timely execution and non-revocation of a general release of claims and (as applicable) continued compliance with applicable restrictive covenants, he (or his estate, if applicable) will be entitled to receive: (i) an amount equal to the greater of (A) the sum of the executive’s then-current base salary through the last day of the then- current employment term plus the amount of annual bonus paid to executive for the immediately preceding fiscal year or (B) such other amount as the Company may determine in its sole discretion; and (ii) vesting of any outstanding equity awards.

For purposes of the executive employment agreements with each of the NEOs described above:

•
“Cause” means the occurrence of any of the following events (and the executive’s failure to cure such event(s), to the extent curable, following the executive’s receipt of written notice from the Company): (i) the executive is convicted of, after the exhaustion of all appeals, or pleads guilty or nolo contendere to a charge of the commission of a felony involving moral turpitude; (ii) the executive has engaged in gross neglect or willful misconduct in carrying out his or her duties, which is reasonably expected to result in material economic or material reputational harm to the Company; (iii) the executive materially breaches any material provision of the employment agreement which is reasonably expected to result in material economic or material reputational harm to the Company; or (iv) the executive materially violates the Company’s code of conduct or any other Company policy, which results in or is reasonably expected to result in a material economic or material reputational harm to the Company.

50 / Kennedy Wilson / Proxy Statement 2025

COMPENSATION DISCUSSION AND ANALYSIS

•
“Good Reason” means the occurrence of any of the following events (and the Company’s failure to cure such event(s) following its receipt of written notice from the executive): (i) the Company instructs the executive to work full-time or substantially full-time at any location that is not acceptable to the executive (other than the Company’s main headquarters or any other Company headquarters within twenty miles of Beverly Hills, California or, with respect to Mr. Pegler's employment agreement only, any offices located in London, United Kingdom, other than temporary travel as necessary to fulfill Executive’s duties and responsibilities under the employment agreement); (ii) the Company materially reduces the executive’s responsibilities, authorities or duties; (iii) a material reduction in the executive’s base salary (other than in connection with an across-the-board reduction in base salaries for all or substantially all similarly-situated executives of the Company) or (iv) the Company materially breaches the terms of the applicable employment agreement.

The table below sets forth estimated payments with respect to Messrs. McMorrow, Enbody, Windisch, Lee and Pegler upon the termination of employment with the Company under various circumstances and upon a change in control, assuming for these purposes that the termination of employment or change in control (as applicable) occurred on December 31, 2024. The amounts in the table assume that the RSUs granted to Messrs. McMorrow, Enbody, Windisch, Lee and Pegler will vest in full and any applicable performance goals will be deemed satisfied at the maximum level on the date of such termination or change in control.

Kennedy Wilson / Proxy Statement 2025 / 51

COMPENSATION DISCUSSION AND ANALYSIS

Name	Involuntary for Cause or Without Good Reason	Involuntary Without Cause or for Good Reason(1)	Death(2)	Disability	CIC Only (No Termination)	Involuntary Without Cause or for Good Reason In Connection with CIC(1)

William J. McMorrow
Cash Severance	$—	$14,440,500	$—	$4,680,920	$—	$14,440,500
Equity Award Acceleration(3)	—	30,908,750	30,908,750	30,908,750	30,908,750	30,908,750
Continued Benefits(4)	—	45,813	—	—	—	45,813
280G Cutback(5)	N/A	N/A	N/A	N/A	N/A	—

Total	$—	$45,395,063	$30,908,750	$35,589,670	$30,908,750	$45,395,063

Justin Enbody
Cash Severance	$—	$4,167,000	$—	$2,382,891	$—	$4,167,000
Equity Award Acceleration(3)	—	9,822,717	9,822,717	9,822,717	9,822,717	9,822,717
Continued Benefits(4)	—	50,675	—	—	—	50,675
280G Cutback(5)	N/A	N/A	N/A	N/A	N/A	—

Total	$—	$14,040,392	$9,822,717	$12,205,608	$9,822,717	$14,040,392

Matthew Windisch
Cash Severance	$—	$5,521,333	$—	$3,225,613	$—	$5,521,333
Equity Award Acceleration(3)	—	18,393,398	18,393,398	18,393,398	18,393,398	18,393,398
Continued Benefits(4)	—	50,675	—	—	—	50,675
280G Cutback(5)	N/A	N/A	N/A	N/A	N/A	—

Total	$—	$23,965,406	$18,393,398	$21,619,011	$18,393,398	$23,965,406

In Ku Lee
Cash Severance	$—	$4,183,333	$—	$2,369,891	$—	$4,183,333
Equity Award Acceleration(3)	—	7,622,180	7,622,180	7,622,180	7,622,180	7,622,180
Continued Benefits(4)	—	50,675	—	—	—	50,675
280G Cutback(5)	N/A	N/A	N/A	N/A	N/A	(1,186,597)

Total	$—	$11,856,188	$7,622,180	$9,992,071	$7,622,180	$10,669,591

Michael Pegler
Cash Severance	$—	$3,960,800	$—	$2,214,120	$—	$3,960,800
Equity Award Acceleration(3)	—	2,876,371	2,876,371	2,876,371	2,876,371	2,876,371
Continued Benefits(4)	—	7,832	—	—	—	7,832
280G Cutback(5)	N/A	N/A	N/A	N/A	N/A	—

Total	$—	$6,845,003	$2,876,371	$5,090,491	$2,876,371	$6,845,003

(1)
Cash severance is continued base salary through the remainder of the term plus a lump-sum equal to 2x (3x for Mr. McMorrow) the average of the sum of the applicable executive’s actual base salary and annual cash bonus for the three immediately preceding fiscal years, less the amount to be paid as continued base salary through the remainder of the term.
(2)
The Company discharged its obligation to pay cash severance to each of the NEOs upon termination of his/her employment with the Company due to his/her death by purchasing and paying for the premiums of a life insurance policy for each NEO. See “Compensation Discussion and Analysis – Elements

52 / Kennedy Wilson / Proxy Statement 2025

COMPENSATION DISCUSSION AND ANALYSIS

of Compensation – Other Executive Benefits” for additional details. The amounts payable under the life insurance policies upon each NEO’s death is as follows: Mr. McMorrow: $32 million, Mr. Enbody: $3.98 million; Mr. Windisch: $4.48 million; Mr. Lee: $2.49 million; and Mr. Pegler: $9.8 million.
(3)
Based on the December 31, 2024 closing stock price of $9.99.
(4)
Continued benefits consist of group health plan benefit continuation for the NEO and the NEO’s eligible dependents (at the same coverage levels and cost to the NEO as though the Executive’s employment had not been terminated based on the NEO’s elections as of the date of termination) through the greater of (i) the remainder of the NEO’s employment term, and (ii) the 18-month anniversary of the date of termination.
(5)
The employment agreements provide that, in the event that any severance or change in control payments or benefits would subject the NEO to the excise tax imposed by Section 4999 of the Tax Code, then such payments or benefit will be reduced to the extent necessary so that no portion thereof shall be subject to the excise tax imposed by Section 4999 of the Tax Code, but only if, by reason of such reduction, the net after-tax benefit received by the executive will exceed the net after-tax benefit received by such NEO if no such reduction was made.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2024 regarding shares outstanding and available for issuance under our Second Amended and Restated 2009 Equity Participation Plan:

Plan Category	Number of Shares to be Issued upon Exercise of Outstanding Stock Options, Warrants and Rights		Weighted Average Price of Outstanding Stock Options, Warrants and Rights	Number of Shares Available for Future Issuance

Equity compensation plans approved by our stockholders(1)	9,293,292	(2)	N/A	—

Equity compensation plans not approved by our stockholders	—		N/A	—

(1)
Represents the Second Amended and Restated 2009 Equity Participation Plan.
(2)
Represents the number of shares subject to outstanding awards granted under the Second Amended and Restated 2009 Equity Participation Plan.

CEO PAY RATIO AND PAY VERSUS PERFORMANCE DISCLOSURE

CEO Pay Ratio

We believe that we provide fair and equitable compensation to our employees through a combination of competitive base pay, cash bonuses, equity-based compensation and other benefits. As of December 31, 2024, we had a total of 246 employees.

As required by Section 593(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of our Chairman and CEO, Mr. McMorrow. To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of the “median employee,” the methodology and the material assumptions, adjustments, and estimates that we used were as follows:

•
To identify the median employee as of December 31, 2024 we calculated compensation of our employees using their 2024 annual base salaries, bonuses for the 2024 performance year (including any bonus exchange premium received), annual equity awards granted in 2024 and Company contributions to applicable retirement plans.
•
We did not exclude any employees from our employee population.
•
We annualized the base pay and cash incentive bonuses for 2024 new hires.
•
Foreign salaries were converted to U.S. dollars at the December 31, 2024 exchange rate.
•
No cost of living adjustments were utilized in the compensation calculation.
•
Once the median employee was identified, we calculated the total compensation for our median employee using the same methodology we used to calculate Mr. McMorrow’s total compensation in the Summary Compensation Table for the fiscal year ended December 31, 2024.

The 2024 annual total compensation for our median employee was $207,200. The 2024 annual total compensation for our CEO as reported in the Summary Compensation Table for the fiscal year ended December 31, 2024 was $15,842,528. The ratio of the annual total compensation of our CEO to the annual total compensation of our median employee for the year ended December 31, 2024 was 76 to 1. This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize

Kennedy Wilson / Proxy Statement 2025 / 53

COMPENSATION DISCUSSION AND ANALYSIS

different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios. Pay ratios within our industry will also differ and may not be comparable depending on the size, scope, global breadth and structure of the company.

Pay versus Performance Table

As required by the Securities and Exchange Commission, the following table is intended to illustrate compensation paid to our Chief Executive Officer (referred to in this discussion as our principal executive officer, or PEO) and our other (non-PEO) NEOs for the fiscal years ended December 31, 2020, 2021, 2022, 2023 and 2024 as compared to (i) our total shareholder return (“TSR”) performance (on an absolute and relative basis), (ii) net income, and (iii) return on invested assets ("ROIA"), the Company’s selected measure.

The disclosure included in this section is required by SEC rules and does not necessarily align with how the Company or the Compensation Committee views the link between the Company’s performance and the compensation of its NEOs. Although the Compensation Committee focuses on ensuring that there is a strong link between the Company’s compensation program and performance, the Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years presented. Differences in our Summary Compensation Table amounts and Compensation Actually Paid reflect changes in the fair value of equity awards, both outstanding and vested in each year, and the probability assessment of performance under our performance-based equity awards at the end of each fiscal year. Amounts reported in the Compensation Actually Paid columns below do not reflect compensation actually earned by or paid to our NEOs in each respective year.

					Value of Initial Fixed $100 Investment Based On:

Year	Summary Compensation Table Total for PEO ($) (1)	Compensation Actually Paid to PEO ($) (1)(2)	Average Summary Compensation Table Total for Other NEOs ($) (1)	Average Compensation Actually Paid to Other NEOs ($) (1)(2)	Company TSR ($) (3)	Prior Peer Group Total Shareholder Return ($)(4)	Peer Group Total Shareholder Return ($)(5)	Net Income ($mms)	ROE (%)(6)	ROIA (%)(6)

2024	15,842,528	14,473,972	5,884,619	4,832,184	59.34	—	89.68	(33.7)	7.97	5.83
2023	13,864,066	2,579,459	6,128,795	1,678,651	69.02	104.68	90.55	(281.4)	(5.87)	5.20
2022	16,523,080	8,431,167	7,480,703	3,729,441	82.21	93.75	85.24	101.9	15.44	5.09
2021	16,197,278	25,081,973	7,490,761	11,605,582	118.36	124.11	116.79	336.4	31.12	4.35
2020	15,886,902	10,170,242	7,291,275	4,616,115	85.01	95.78	92.11	107.8	20.80	3.57

(1)
For 2024, the, the PEO is William J. McMorrow (Chairman and CEO) and other NEOs are Matt Windisch (President), Justin Enbody (Senior EVP, CFO), In Ku Lee (EVP, GC) and Mike Pegler (President, KW Europe). For 2023, the PEO is William J. McMorrow (Chairman and CEO) and other NEOs are Matt Windisch (President), Justin Enbody (Senior EVP, CFO), Kent Mouton (Senior Adviser, Former GC) and In Ku Lee (EVP, General Counsel). For 2020, 2021 and 2022, the PEO is William J. McMorrow (Chairman and CEO) and other NEOs are Matt Windisch (President), Justin Enbody (Senior EVP, CFO), Kent Mouton (EVP, GC) and Mary Ricks (Former President)
(2)
Compensation actually paid to our PEO and the average compensation actually paid to our remaining NEOs for the applicable fiscal year is calculated in accordance with SEC rules. The dollar amounts reported in the compensation actually paid column do not reflect the actual amount of compensation earned by or paid to our NEOs during the applicable year. A significant portion of the compensation actually paid amounts shown relate to changes in the values of unearned and/or vested awards over the course of the relevant year. These unvested awards remain subject to change in value based on our financial performance and changes in our stock price. Amounts in this column represent the “Total” compensation reported in the Summary Compensation Table for the PEO and the average “Total” compensation reported in the Summary Compensation Table for our other NEOs for the applicable year, with adjustments made to each year to determine compensation actually paid as shown in the table below:

Adjustments to Determine Compensation “Actually Paid” for PEO	2024

Deduction for Amounts Reported under the “Stock Awards” Column in the Summary Compensation Table for Applicable Year	$(8,734,196)

Increase based on ASC Topic 718 Fair Value of Awards Granted during Applicable Year that Remain Unvested as of Year-end, determined as of Year-end	$9,828,343

Increase/Deduction for Change in ASC Topic 718 Fair Value from Prior Year-end to Applicable Year-end of Awards Granted during Prior Year that were Outstanding and Unvested as of Applicable Year-end	$(1,651,837)

Increase/Deduction for Change in ASC Topic 718 Fair Value from Prior Year-end to Vesting Date of Awards Granted during Prior Year that Vested during Applicable Year	$(116,209)

Deduction of ASC 718 Fair Value of Awards Granted during Prior FY that were Forfeited during 2024	$(694,657)

Total Adjustments	$(1,368,556)

54 / Kennedy Wilson / Proxy Statement 2025

COMPENSATION DISCUSSION AND ANALYSIS

Adjustments to Determine Compensation “Actually Paid” for Non-PEOs (Average)	2024

Deduction for Amounts Reported under the “Stock Awards” Column in the Summary Compensation Table for Applicable Year	$(3,095,847)

Increase based on ASC Topic 718 Fair Value of Awards Granted during Applicable Year that Remain Unvested as of Year-end, determined as of Year-end	$4,122,622

Increase/Deduction for Change in ASC Topic 718 Fair Value from Prior Year-end to Applicable Year-end of Awards Granted during Prior Year that were Outstanding and Unvested as of Applicable Year-end	$(601,081)

Increase/Deduction for Change in ASC Topic 718 Fair Value from Prior Year-end to Vesting Date of Awards Granted during Prior Year that Vested during Applicable Year	$(28,592)

Deduction of ASC 718 Fair Value of Awards Granted during Prior FY that were Forfeited during 2024	$(179,183)

Total Adjustments	$217,921

(3)
Reflects the cumulative TSR of the Company for the year ended December 31, 2020, the two years ended December 31, 2021, the three years ended December 31, 2022, the four years ended December 31, 2023 and the five years ended December 31, 2024, assuming a fixed $100 investment at the closing price on December 31, 2019 and the reinvestment of all dividends
(4)
Reflects the cumulative TSR of the MSCI World Real Estate Index for the year ended December 31, 2020, the two years ended December 31, 2021, the three years ended December 31, 2022 and the four years ended December 31, 2023, assuming a fixed $100 investment at the closing price on December 31, 2019 and the reinvestment of all dividends. This index was the Company's closest comparative index until it was discontinued in 2023, and, accordingly, did not comprise the Company's peer group for 2024.
(5)
Reflects the cumulative TSR of the MSCI World Real Estate (GICS 1) Net Total Return Index for the year ended December 31, 2020, the two years ended December 31, 2021, the three years ended December 31, 2022, the four years ended December 31, 2023 and the five years ended December 31, 2024, assuming a fixed $100 investment at the closing price on December 31, 2019 and the reinvestment of all dividends. Following the discontinuation of the MSCI World Real Estate Index in 2023, this was the Company's closest comparative index and, commencing in 2024, was also utilized for our relative TSR RSUs.
(6)
For 2024, the Company-selected measure is Return on Invested Assets ("ROIA"), which replaced the non-TSR performance metric for our performance-based RSUs. Prior to 2024, the Company-selected measure was Return on Equity ("ROE"). Accordingly, we have illustrated our historical results under ROIA and ROE.

Narrative Disclosure to Pay versus Performance Table

We believe the performance measures set forth in the following table represent the most important financial performance measures used by us to link compensation actually paid to our NEOs for the fiscal year ended December 31, 2024:

Tabular List of Important Financial Measures

Most Important Financial Measures for 2024
Recurring Cash Flow
Annual NOI Growth
Growth in Investment Management Fees
Return on Invested Assets
Relative TSR v. MSCI World Real Estate (GICS 1) Net Total Return Index

For additional details regarding our most important financial performance measures, please see our Compensation Discussion and Analysis (CD&A) elsewhere in this Proxy Statement.

Kennedy Wilson / Proxy Statement 2025 / 55

COMPENSATION DISCUSSION AND ANALYSIS

Relationship between Compensation Actually Paid and Performance Metrics

The following graphs further illustrate the alignment of compensation actually paid to our PEO and the average compensation actually paid to our other NEOs relative to (i) our ROIA, (ii) net income, (iii) our absolute and relative TSR versus the MSCI World Real Estate (GICS 1) Net Total Return Index, in each case, for the fiscal years ended December 31, 2020, 2021, 2022, 2023 and 2024:

Compensation Actually Paid and Return on Invested Assets
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$25,082
$10,170
$8,431
$2,579
$14,474
$4,616
$11,606
$3,729
$1,679
$6,103
3.57%
4.35%
5.09%
5.20%
5.83%
2020
2021
2022
2023
2024
*Compensation in $000s
PEO Pay
NEO Pay
Return on Invested Assets

Compensation Actually Paid and Net Income ($mms)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$336.4
$107.8
$101.9
-$281.4
-$33.7
$10,170
$4,616
$25,082
$11,606
$8,431
$3,729
$2,579
$1,679
$14,474
$6,103
2020
2021
2022
2023
2024
*Compensation in $000s
PEO Pay
NEO Pay
Net Income

Compensation Actually Paid and TSR Performance
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$92.11
$85.01
$116.79
$118.36
$85.24
$82.21
$90.55
$69.02
$89.68
$59.34
$10,170
$4,616
$25,082
$11,606
$8,431
$3,729
$2,579
$1,679
$14,474
$6,103
2020
2021
2022
2023
2024
*Compensation in $000s
PEO Pay
NEO Pay
KW TSR
MSCI World RE (GICS 1) NTR

56 / Kennedy Wilson / Proxy Statement 2025

PROPOSAL 2

Approval of the Third Amendment to the Company's Second Amended and Restated 2009 Equity Participation Plan

Required Vote

The affirmative vote of a majority of shares cast and present in person or represented by proxy at the meeting is required to approve the third amendment to the Company's Second Amended and Restated 2009 Equity Participation Plan.

Recommendation THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE THIRD AMENDMENT TO THE COMPANY'S SECOND AMENDED AND RESTATED 2009 EQUITY PARTICIPATION PLAN.

Background

On April 24, 2025, subject to approval of the Company’s stockholders, the Board of Directors of the Company approved and adopted a third amendment (the “Amendment”) to the Company’s Second Amended and Restated 2009 Equity Participation Plan, as amended by that certain first amendment to the Second Amended and Restated Plan, dated as of April 25, 2019 and effective as of June 13, 2019, and as further amended by that certain second amendment to the Second Amended and Restated Plan, dated as of April 26, 2022 and effective as of June 9, 2022 (as amended, the “Second Amended and Restated Plan”), which increases the aggregate number of shares of common stock of the Company that may be issued pursuant to the Second Amended and Restated Plan by an additional 3,400,000 shares, to a total of 24,645,000 shares.

The Amendment to the Second Amended and Restated Plan will become effective on the date on which it is approved by the Company’s stockholders. Unless and until the Company’s stockholders approve the Amendment, we will continue to grant awards under the terms of the Second Amended and Restated Plan using the shares available for issuance, if any, thereunder. If the Amendment is not approved by the Company’s stockholders, the Second Amended and Restated Plan will continue in effect, and we may continue to grant awards under the Second Amended and Restated Plan, subject to its terms, conditions and limitations, using the shares available for issuance thereunder (without giving effect to the Amendment).

The material features of the Second Amended and Restated Plan, as amended by the Amendment, are described below. The description of the Amendment in this proposal is qualified in its entirety by reference to full text of the Amendment, a copy of which is attached as Appendix B to this proxy statement. A conformed copy of the Second Amended and Restated Plan, as amended by the Amendment, is attached as Appendix C to this proxy statement.

Shares Available for Issuance

In 2009, the Board of Directors adopted, and the stockholders of the Company approved, the Kennedy-Wilson Holdings, Inc. 2009 Equity Participation Plan (the “Original Plan”). In 2012, the Board of Directors adopted, and the stockholders of the Company approved, the First Amended and Restated Plan, which was subsequently amended in 2014 and which, as amended, made various changes to the Original Plan, including increasing the number of shares available for issuance from 5,645,000 to 11,645,000 shares in 2014. In 2017, the Board of Directors adopted, and the stockholders of the Company approved, the Second Amended and Restated Plan which made various changes to the Original Plan, as amended, including increasing the number of shares available for issuance from 11,645,000 to 14,945,000. In 2019, the Board of Directors adopted, and the stockholders of the Company approved, the first amendment to the Second Amended and Restated Plan adopted by the Board of Directors on April 25, 2019 to increase the number of shares of our common stock available for issuance thereunder by 3,300,000 shares, to 18,245,000 shares. In 2022, the Board of Directors adopted, and the stockholders of the Company approved, the second amendment to the Second Amended and Restated Plan adopted by the Board of Directors on April 26, 2022 to (among other things) increase the aggregate number of shares of common stock of the Company that may be issued pursuant to the Second Amended and Restated Plan by an additional 3,000,000 shares, to a total of 21,245,000 shares.

As of April 15, 2025, there were 138,293,288 of our common shares outstanding (171,162,048 on a fully diluted basis), an aggregate of 9,293,292 common shares were subject to outstanding awards under the Second Amended and Restated Plan (assuming vesting at “max” levels for all awards), and no shares remained available for issuance under the Second Amended and Restated Plan. The Board of Directors recommends that the Company’s stockholders approve the Amendment to the Second Amended and Restated Plan because it believes the Company’s continued ability to grant equity based long-term incentives to our employees is important to enhancing stockholder value. Absent approval of the Amendment, the Company will have no shares, available for grant under the Second Amended and Restated Plan in the future, which the Company

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PROPOSAL 2 Approval of the Third Amendment to the Company's Second Amended and Restated 2009 Equity Participation Plan

believes will adversely affect its ability to recruit, retain, and motivate employees through the use of long-term incentives. The following table sets forth information regarding historical awards granted for the 2022 through 2024 period:

	2022	2023	2024
Time-Based Awards Granted	375,865	469,166	1,099,076
Performance-Based Awards Granted(1)	1,203,457	1,480,664	1,855,548
Performance-Based Awards Earned(2)	1,293,429	0	859,038
Total Full-Value Awards Granted/Earned(3)	1,669,294	469,166	1,958,114
Weighted Average Common Shares Outstanding	136,900,875	138,930,517	137,778,812
Annual Burn Rate	1.22%	0.34%	1.42%
3-Year Average Burn Rate		0.99%

(1)
Performance-based awards “granted” reflects “target” performance-based awards granted in each fiscal year, which may be earned between 0% and 200%.
(2)
Performance-based awards “earned” reflects performance-based awards earned each fiscal year, regardless of if awards were granted in the form of restricted shares or restricted stock units.
(3)
Total full-value awards “granted”/”earned” is the sum of time-based awards granted and performance-based awards earned each fiscal year. No appreciation awards were granted in 2022-2024.

Reasons for the Amendment

Reasonable Plan Costs
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Reasonable number of additional shares requested - 3,400,000 shares requested
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Awards would not have a substantially dilutive effect (1.99% of fully diluted shares outstanding and approximately 2.46% of shares outstanding)

Responsible Grant Practices
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Average dilution over the prior three years was 0.99% of shares outstanding
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At the time of our prior plan upsizing, the estimated duration of our share reserve was two years, however we were able to extend the duration to three years
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Equity awards granted to our NEOs under the Second Amended and Restated 2009 Equity Participation Plan are 67% performance-based
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All KW equity awards granted to our NEOs are subject to a three-year mandatory post-vesting holding period
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We expanded participation in our long-term program to our broader senior management team to foster alignment for executives across our platforms and strengthen alignment with our stockholders
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Allows for share recycling on net settled restricted stock awards, restricted stock unit awards, performance unit awards and performance share awards – deemed appropriate as returning shares withheld to satisfy tax withholding obligations to the Second Amended and Restated Plan has no additional dilutive impact to shareholders above the 1.99% of fully diluted shares outstanding (2.46% of common shares outstanding)

Stockholder-Friendly Plan Features
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No dividends paid on unvested equity awards
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Minimum one-year vesting requirement on all equity grants, with limited exceptions
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No share recycling on stock options or stock appreciation rights
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Prohibits the discretionary acceleration of vesting of awards other than upon the applicable grantees termination of service due to death or disability
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No repricing of options or stock appreciation rights permitted without stockholder approval
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No cash buyouts of stock options or stock appreciation rights without stockholder approval
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Limits the grant-date value of awards granted to non-employee directors during any one year to $600,000 Compensation clawback policy applies to equity awards in addition to cash compensation

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PROPOSAL 2 Approval of the Third Amendment to the Company's Second Amended and Restated 2009 Equity Participation Plan

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The Compensation Committee, which consists only of non-employee directors who are “independent” under the listing standards of the NYSE, will administer the plan

In light of the factors described above, and the fact that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain employees in the competitive labor markets in which we compete, the Company believes that the size of the share reserve under the Second Amended and Restated Plan, as amended by the Amendment, represents a reasonable amount of potential equity dilution and allows the Company to continue to award equity incentives, which are a critical component of our overall compensation program as described above. The Board of Directors will not create a subcommittee to evaluate the risks and benefits for issuing the additional authorized shares requested.

Summary of Second Amended and Restated Plan and Amendment Purpose

The purpose of the Second Amended and Restated Plan is to attract and retain the best available personnel for positions of substantial responsibility, to promote the success of the Company’s business, to provide additional incentives to key management employees, directors and consultants and to align the interests of such personnel with the interests of the Company’s stockholders.

Administration

With respect to awards granted to non-employee directors, the Second Amended and Restated Plan is administered by the full Board of Directors. With respect to all other awards, the Second Amended and Restated Plan is administered by the Compensation Committee. Each of the Compensation Committee members must be: (i) an “outside director” within the meaning of Section 162(m) of the Tax Code, (ii) a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act, and (iii) “independent” for purposes of any applicable listing requirements. The Board of Directors or the Compensation Committee may delegate to a committee of the Board of Directors comprised of persons who are not (A) “outside directors” the authority to grant awards to persons who are not “covered employees” within the meaning of Section 162(m) of the Code and/or (B) “non-employee directors” the authority to grant awards to persons who are not subject to the requirements of Section 16 of the Exchange Act.

The plan administrator has the exclusive authority to administer the Second Amended and Restated Plan, including, but not limited to, the power to designate participants to whom awards under the Second Amended and Restated Plan may from time to time be made, the types, sizes and terms of awards, the number of awards to be granted and the number of shares of Common Stock to which an award will relate, the price, form of payment and timing of awards. Absent specific rules to the contrary, action by the Compensation Committee requires the consent of a majority of the members of the Compensation Committee.

Eligibility

Employees, directors and consultants of the Company or any affiliate corporation will be eligible to receive stock options, awards of restricted stock, restricted stock units, distribution equivalent rights, performance stock awards, performance unit awards and stock appreciation rights under the Second Amended and Restated Plan. As of April 15, 2025, approximately 256 individuals (including approximately 245 employees and 11 non-employee independent directors) were eligible to participate in the Second Amended and Restated Plan. Only employees of the Company or any subsidiary corporation are eligible to be granted options that are intended to qualify as “incentive stock options” under Section 422 of the Tax Code.

Limitation on Awards and Shares Available for Awards

The maximum number of shares of Common Stock that currently may be issued pursuant to awards under the Second Amended and Restated Plan is 21,245,000 shares. If the Amendment to the Second Amended and Restated Plan is approved by the Company’s stockholders, the maximum number of shares of Common Stock that may be issued pursuant to awards thereunder, giving effect to the proposed increase of the number of shares available for grant thereunder, will be 24,645,000 (subject to certain adjustments set forth in the Second Amended and Restated Plan). As of April 15, 2025, the closing price of our common stock on the NYSE was $6.74.

Stock offered pursuant to grants of awards under the Second Amended and Restated Plan may be authorized but unissued Common Stock, Common Stock purchased on the open market or Common Stock previously issued, outstanding and reacquired by the Company.

If an award under the Second Amended and Restated Plan is forfeited, expires or is settled for cash, any shares subject to such award may, to the extent of such forfeiture, expiration or cash settlement, be used again for new grants under the Second Amended and Restated Plan. Shares that again become available for issuance in accordance with the foregoing will be added back to the share limit. Any shares of Common Stock that are withheld by the Company as full or partial payment to satisfy the tax withholding obligation, up to the minimum statutory amount for each participant, in connection with any awards under the Second Amended and Restated Plan, other than awards of stock options and stock appreciation rights, shall again become available for grant under the Second Amended and Restated Plan. However, the following shares may not be used again for grant under the Second Amended and Restated Plan: (i) shares tendered or withheld to satisfy grant

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PROPOSAL 2 Approval of the Third Amendment to the Company's Second Amended and Restated 2009 Equity Participation Plan

or exercise price or tax withholding obligations associated with stock options or stock appreciation rights, (ii) shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right on its exercise, and (iii) shares purchased on the open market with the cash proceeds from the exercise of options.

The Second Amended and Restated Plan authorizes grants to employees of the Company or any subsidiary corporation of stock options that are intended to qualify as “incentive stock options” under Section 422 of the Tax Code. The Second Amended and Restated Plan also authorizes grants of non-qualified stock options, restricted stock, restricted stock units, distribution equivalent rights, performance stock awards, performance unit awards and stock appreciation rights to eligible employees, consultants and directors of the Company or any affiliate corporation.

The maximum aggregate number of shares of Common Stock that may be subject to one or more awards to an employee pursuant to the Second Amended and Restated Plan during any calendar year is 2,000,000 shares. The maximum amount that may be paid in cash with respect to one or more awards granted pursuant to the Second Amended and Restated Plan that are payable in cash to any employee during any calendar year is $10,000,000.

The maximum aggregate grant-date value of awards which may be granted to any non-employee director under the Second Amended and Restated Plan in any calendar year will be $600,000 (the “Director Limit”).

Stock Options

Stock options granted under the Second Amended and Restated Plan may be either incentive stock options (subject to the limitations discussed above) or nonqualified stock options. The per share exercise price of stock options granted pursuant to the Second Amended and Restated Plan may not be less than 100% of the fair market value of a share of Common Stock on the date of grant, except with respect to certain substitute options granted in connection with a corporate transaction. No incentive stock option may be granted to a grantee who owns more than 10% of the Company’s stock unless the per share exercise price is at least 110% of the fair market value of a share of Common Stock on the date of grant.

The plan administrator will determine the methods by which the exercise price of a stock option may be paid and the form of payment. A participant may be permitted to pay the exercise price of a stock option or taxes relating to an option’s exercise by delivering shares of Common Stock owned by the participant for at least six (6) months; by withholding shares issuable upon the exercise of the option; by delivering a notice that the participant has placed a market sell order or margin loan with a broker with respect to the shares of Common Stock then issuable upon exercise of the option pursuant to an extension of credit by the Company, subject to compliance with Section 13(k) of the Exchange Act, and directing the broker to pay a sufficient portion of the sale or margin loan proceeds to the Company in satisfaction of the option exercise price; or by delivering such other form of payment as determined by the plan administrator. The term of a stock option is set by the plan administrator, provided that the term of the option may not be longer than ten years from the date the option is granted (or in the case of an incentive stock option granted to a grantee who owns more than 10% of the Company’s stock, five years from the date of grant).

Restricted Stock Awards

Restricted stock awards will be evidenced by a written restricted stock award agreement which may provide for restrictions on transferability during the restriction period, specify the terms and conditions with respect to the forfeiture of the restricted stock award, set forth the price, if any, a participant is required to pay for the restricted stock and such other restrictions, in each case, as the plan administrator may determine in its discretion. If provided in the restricted stock award agreement, the participant will have voting and other stockholder rights. However, dividends will not be paid on the shares underlying restricted stock awards unless and until the applicable restrictions lapse and the restricted shares vest.

Restricted Stock Unit Awards

Restricted stock unit awards will be evidenced by a written restricted stock unit award agreement which will set forth the individual service-based and/or performance-based vesting requirements, effect of termination of service prior to the expiration of the applicable vesting period and such other restrictions as the plan administrator may determine in its discretion. Upon vesting, the participant will be entitled to receive a payment in cash or shares of Common Stock, as determined by the plan administrator and set forth in the restricted stock unit award agreement.

Performance Unit Awards

Performance unit awards will be evidenced by a written performance unit award agreement which will set forth the individual performance goals, the period of time to which such goals apply, the number of units awarded, the dollar value assigned to each such unit and such other restrictions as the plan administrator may determine in its discretion, including the effect of termination of service prior to the expiration of the applicable performance period. Upon the satisfaction of the performance goals, the participant will be entitled to receive a cash payment equal to the dollar value assigned to such unit pursuant to the applicable award agreement. The performance unit award agreement may provide that, depending on the degree of performance achieved, different amounts of performance units, or no performance units, may be earned or become payable.

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PROPOSAL 2 Approval of the Third Amendment to the Company's Second Amended and Restated 2009 Equity Participation Plan

Performance Share Awards

Performance share awards will be evidenced by a written performance share award agreement which will set forth the individual performance goals, the period of time to which such goals apply, the number of shares of Common Stock subject to such award and such other restrictions as the plan administrator may determine in its discretion, including the effect of termination of service prior to the expiration of the applicable performance period. Upon the satisfaction of the performance goals, the participant will be entitled to receive the number of shares of Common Stock subject to such award. The performance share award agreement may provide that, depending on the degree of performance achieved, different number of shares of Common Stock, or no Common Stock, may be earned or become payable. A participant will have no rights as a stockholder of the Company until such time, if any, as the participant actually receives shares pursuant to the award.

Distribution Equivalent Rights Awards

Distribution equivalent rights awards will be evidenced by a distribution equivalent rights award agreement which will indicate whether a participant is to receive under such award credits in cash or have such credits reinvested or whether the participant may choose among such alternatives. Distribution equivalent rights may be settled in cash or distributions of shares of Common Stock equal in amount to the distributions that would have been made to the participant if such participant held a specified number of shares of the Common Stock during the period the participant held the right. A distribution equivalent rights award may be awarded in tandem with another award, in which case, it will expire, terminate or be forfeited under the same conditions as such other award. The applicable award agreement may provide for the accrual and crediting of interest on a distribution equivalent right to be settled in cash; however distribution equivalent rights will not be paid on the shares underlying awards unless and until the underlying shares become vested. No distribution equivalent rights will be payable with respect to stock options or stock appreciation rights.

Stock Appreciation Rights Awards

Each stock appreciation rights award will be evidenced by a stock appreciation rights award agreement which will set forth (i) the base value for the stock appreciation right, which generally is at least 100% of the fair market value of the Common Stock on the date of the award, (ii) the number of shares of Common Stock subject to such stock appreciation right, and (iii) the period during which the stock appreciation right may be exercised. Upon exercise, the participant is entitled to a payment, in cash or shares of Common Stock, or a combination of both, of an amount based upon the increase in the price of the Common Stock over the base value. Stock appreciation rights may be granted in tandem with stock options in which case their base value, exercisability and expiration are determined by reference to the terms of the related option.

Performance-Based Awards

Prior to the effectiveness of the Tax Cuts and Jobs Act of 2017 (the “Tax Act”), which (as discussed above) repealed the “performance-based” compensation exemption to the $1 million deduction limitation for “covered employees” within the meaning of Section 162(m) of the Tax Code, the Second Amended and Restated Plan provided for grants of awards to employees who are or may be “covered employees,” as defined in Section 162(m) of the Tax Code, that were intended to be “performance-based” awards within the meaning of Section 162(m) of the Tax Code in order to preserve the deductibility of these awards for federal income tax purposes.

Any performance goal(s) applicable to such awards were required to be objective, established not later than ninety (90) days after the beginning of any applicable performance period (or at such other date as may be required or permitted for “performance-based” compensation under Section 162(m) of the Tax Code) and otherwise meet the requirements of Section 162(m) of the Tax Code, including the requirement that the outcome of the performance goal or goals be substantially uncertain (as defined in the regulations under Section 162(m) of the Tax Code) at the time established.

The performance goals to be utilized under the Second Amended and Restated Plan to establish performance goals for awards intended to constitute performance-based compensation under Section 162(m) were required to consist of objective tests based on one or more of the following: net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income (before or after allocation of corporate overhead and bonus); earnings per share; net income (before or after taxes); return on equity; total stockholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the shares of Common Stock or any other publicly- traded securities of the Company; market share; gross profits; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; expense levels; working capital levels, including cash, inventory and accounts receivable; operating margins, gross margins or cash margin; year-end cash; debt reduction; stockholder equity; operating efficiencies; strategic partnerships or transactions; co-development, co-marketing, profit sharing, joint venture or other similar arrangements); financial ratios, including those measuring liquidity, activity, profitability or leverage; cost of capital; assets under management; financing and other capital raising transactions (including sales of the Company’s equity or debt securities; sales or licenses of the Company’s assets, including its intellectual property, whether in a particular jurisdiction or territory or globally; or through partnering transactions). Performance goals could be established on a company-wide basis or with respect to one or more

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PROPOSAL 2 Approval of the Third Amendment to the Company's Second Amended and Restated 2009 Equity Participation Plan

company business units, divisions, subsidiaries or individuals; and measured either quarterly, annually or over a period of years, in absolute terms, relative to a pre-established target, to the performance of one or more similarly situated companies, or to the performance of an index covering a peer group of companies, in each case as specified by the Compensation Committee.

When establishing performance goals for the applicable performance period, the Compensation Committee could exclude any or all “extraordinary items” as determined under United States generally accepted accounting principles including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, other unusual or non-recurring items, and the cumulative effects of accounting changes, and as identified in the Company’s financial statements, notes to the Company’s financial statements or management’s discussion and analysis of financial condition and results of operations contained in the Company’s most recent annual report filed with the Securities and Exchange Commission pursuant to the Exchange Act. For purposes of Section 162(m) of the Tax Code, the maximum aggregate amount, payable in cash to an employee under the Second Amended and Restated Plan during any calendar year with respect to one or more awards payable in cash is $10,000,000.

Minimum Vesting Requirement

The Second Amended and Restated Plan contains a minimum vesting period which provides that no award agreements will provide for vesting of the award thereunder earlier than one year after the applicable grant date; provided, however, that, awards granted after the effective date of the Second Amended and Restated Plan that cover, in the aggregate, no more than 5% of the shares of Common Stock reserved for issuance under the Second Amended and Restated Plan may be granted without regard to such minimum vesting provisions. Notwithstanding the foregoing minimum vesting provisions, the Compensation Committee has the discretion to accelerate the vesting of an award in the case of a grantee's termination of service due to death or disability. The Compensation Committee has the flexibility to determine vesting provisions and the other terms of awards issued under the Second Amended and Restated Plan in the applicable award agreements or employment agreements.

Prohibition Against Repricing

The Compensation Committee is not permitted to reduce the exercise price of any outstanding option or stock appreciation right, or grant any new award or make any payment of cash in substitution for or upon the cancellation of options or stock appreciation rights previously granted when the exercise price thereof exceeds the fair market value of the underlying shares, unless such action is approved in advance by the a majority of the Company’s shareholders or results from a Change of Control or certain other adjustments provided in the Second Amended and Restated Plan.

No Dividends and Distribution Equivalent Rights on Unvested Awards

No dividends or distribution equivalent rights with respect to an unvested award (or portion thereof) will be paid until the applicable vesting conditions are subsequently satisfied and the award vests, and any dividends or distribution equivalent rights with respect to the portion of an award that does not vest shall be forfeited.

Transferability of Awards

Under the Second Amended and Restated Plan, awards may not be assigned, transferred, sold, exchanged, encumbered, pledged or otherwise hypothecated or disposed of by a holder, other than by will or the laws of descent and distribution or, except for an incentive stock option, by gift to a family member of the holder or pursuant to a valid separation agreement and divorce decree.

Termination of Employment, Director Status or Consultant Status

Termination of Employment or Director Status. Except as otherwise provided by an applicable award agreement or employment agreement, if a participant’s employment with, or status as a director of, the Company or any affiliate corporation terminates, a participant’s rights to exercise stock options and stock appreciation rights will terminate:

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Ninety (90) days (or three (3) months in the case of incentive stock options) after the date of termination of employment or status as a director, if such termination is for a reason other than the participant’s total and permanent disability or death; or
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One year after the date of termination of employment or status as a director, if such termination is on account of the participant’s total and permanent disability or death.

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PROPOSAL 2 Approval of the Third Amendment to the Company's Second Amended and Restated 2009 Equity Participation Plan

Termination of Consultant Status. Except as otherwise provided by the applicable award agreement, if a participant’s status as a consultant of the Company or any affiliate corporation terminates, a participant’s rights to exercise stock options and stock appreciation rights will terminate:

•
Ninety (90) days after the date of termination of the status as a consultant, if such termination is for a reason other than the participant’s total and permanent disability or death; or
•
One year after the date of termination of the status as a consultant, if such termination is on account of the participant’s total and permanent disability or death.

If a participant’s employment with, or status as a director or consultant of, the Company or any affiliate corporation terminates for any reason prior to the satisfaction or lapse of the restrictions, vesting requirements, or terms and conditions applicable to an award of restricted stock or restricted stock unit, the restricted stock or restricted stock unit, as the case may be, will immediately be canceled, and the participant will forfeit any rights or interests with respect to any such restricted stock or restricted stock unit. The plan administrator may determine that all or a portion of any such restricted stock or restricted stock units will not be forfeited.

Termination for Cause. Except as otherwise provided by an applicable award agreement or employment agreement, if a participant’s employment, status as a director or consultant with the Company or any affiliate corporation is terminated by the Company for Cause (as defined in the Second Amended and Restated Plan), all of the participant’s then outstanding awards will expire immediately and be forfeited in their entirety upon such termination.

Adjustments to Common Stock, Recapitalization and Other Events

Adjustments to Common Stock. In the event of any subdivision or consolidation of shares of Common Stock or a payment of a stock dividend without consideration to the Company, the proportionate adjustments will be made to any or all of the following in order to reflect such change: (i) the number of shares of Common Stock (or other securities or property) with respect to which awards under the Second Amended and Restated Plan may be exercised or satisfied, and (ii) the purchase price per share of the Common Stock. No adjustments will be made with respect to incentive stock options if such adjustments would cause such incentive stock option to cease to qualify as an incentive stock option under Section 422 of the Tax Code. In connection with the occurrence of any equity restructuring, the number and type of securities subject to each outstanding award and the exercise price or grant price thereof, if applicable, will be equitably adjusted, and such adjustments shall be nondiscretionary.

Recapitalization. If a Company recapitalizes or otherwise changes its capital structure, the participant is entitled to receive, upon the exercise or satisfaction of a previously granted award, such shares of stock or securities as if the previously granted award pertained to such shares of stock or securities as they exist after such recapitalization or change in the Company’s capital structure.

Other Events. In the event of a change of control of the Company or any other changes to the existing Common Stock by reason of extraordinary cash dividend, reorganization, mergers, consolidation, combinations, split-ups, spin-offs, exchanges or other relevant changes in capitalization, other than the described above adjustments to Common Stock or recapitalizations, occurring after the grant of any award under the Second Amended and Restated Plan, the Board of Directors has broad discretion to determine how to treat outstanding awards, including to provide for the cash-out, termination, assumption, substitution, adjustment, and/or acceleration of vesting or exercise of such award (subject to the limitations described above).

Amendment, Modification or Termination

The Second Amended and Restated Plan will continue in effect until the tenth anniversary of the date on which the Second Amended and Restated Plan was adopted by the Board of Directors in 2017.

The Board of Directors in its discretion may terminate the Second Amended and Restated Plan at any time with respect to any shares for which awards have not previously been granted; provided, however, that the termination of the Second Amended and Restated Plan shall not materially and adversely impair the rights of a participant with respect to any outstanding award without the consent of the participant. The Board of Directors has the right to alter or amend the Second Amended and Restated Plan from time to time; provided, however, that without stockholder approval, no amendment or modification of the Second Amended and Restated Plan may: (i) materially increase the benefits accruing to the participants, (ii) increase the number of shares of Common Stock subject to the Second Amended and Restated Plan or the individual awards limits (including the Director Limit) under the Second Amended and Restated Plan, (iii) materially modify requirements for participation in the Second Amended and Restated Plan, or (iv) amend, modify or suspend the repricing provisions or the amendment and termination provisions of the Second Amended and Restated Plan. In addition, no change in any outstanding award may be made which would materially and adversely impair the rights of a participant with respect to such award without the consent of the participant.

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PROPOSAL 2 Approval of the Third Amendment to the Company's Second Amended and Restated 2009 Equity Participation Plan

Compensation Recovery

All awards granted under the Second Amended and Restated Plan (including any proceeds, gains or other economic benefits received by any participant in connection with such awards) will be subject to any compensation recovery policy that may be implemented by the Company (whether or not currently in effect), including any compensation recovery policy adopted to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and rules and regulations thereunder.

Section 409A of the Tax Code

Certain types of awards under the Second Amended and Restated Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Tax Code. To the extent that the plan administrator determines that any award granted under the Second Amended and Restated Plan is subject to the deferred compensation rules under Section 409A of the Tax Code, the award agreement evidencing such award will incorporate the terms and conditions required by Section 409A of the Tax Code. In the event that the plan administrator determines that any award may be subject to Section 409A of the Tax Code, the Second Amended and Restated Plan and any applicable awards may be modified to exempt the awards from Section 409A of the Tax Code or comply with the requirements of Section 409A of the Tax Code.

Federal Income Tax Aspects of Awards under the Second Amended and Restated Plan

The following is a general summary under current law of the material U.S. federal income tax consequences to the Company and to recipients of awards under the Second Amended and Restated Plan. The summary deals with the general U.S. federal income tax principles that apply, and is not intended to be a complete analysis or discussion of all potential tax consequences that may be important to recipients of awards under the Second Amended and Restated Plan. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is provided only for general information and is not intended as tax advice to participants, who should consult their own tax advisors.

Non-Qualified Stock Options. If an optionee is granted a non-qualified stock option under the Second Amended and Restated Plan, the optionee should not have taxable income on the grant of the option. Generally, the optionee should recognize ordinary income at the time of exercise in an amount equal to the fair market value of the shares acquired on the date of exercise, less the exercise price paid for the shares. The optionee’s basis in our Common Stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our Common Stock on the date the optionee exercises such option. Any subsequent gain or loss will be taxable as a long-term or short-term capital gain or loss. The Company or its affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the optionee recognizes ordinary income subject to Code limitations.

Incentive Stock Options. A participant receiving incentive stock options should not recognize taxable income upon grant or at the time of exercise. However, the excess of the fair market value of the shares of our Common Stock received over the option exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an incentive stock option is held for a minimum of two (2) years from the date of grant and one (1) year from the date of exercise and otherwise satisfies the ISO requirements, the gain or loss (in an amount equal to the difference between the fair market value on the date of disposition and the exercise price) upon disposition of the stock will be treated as a long- term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated as one that does not meet the requirements of the Code for incentive stock options and the participant will recognize ordinary income at the time of the disposition equal to the excess of the amount realized over the exercise price, but not more than the excess of the fair market value of the shares on the date the incentive stock option is exercised over the exercise price, with any remaining gain or loss being treated as capital gain or capital loss. The Company and its affiliates generally are not entitled to a federal income tax deduction upon either the exercise of an incentive stock option or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the shares subject to Code limitations.

Restricted Stock. In general, a participant will recognize ordinary income on receipt of an award of restricted stock when his or her rights in that award become substantially vested, in an amount equal to the amount by which the then fair market value of the Common Stock acquired exceeds the price the participant paid, if any, for such restricted stock, and the Company or its affiliates will generally be entitled to a corresponding deduction at that time. Recipients of restricted stock may, however, within 30 days of receiving an award of restricted stock, choose to have any substantial risk of forfeiture disregarded for tax purposes by making an election under Section 83(b) of the Code (an “83(b) election”). If the participant makes an 83(b) election, he or she will have to report compensation income equal to the difference, if any, between the fair market value of the shares and the price paid for the shares, if any, at the time of the grant of the restricted stock, and the Company or its affiliates will be entitled to a corresponding deduction at that time. If an 83(b) election is made, the participant will not recognize any additional income as and when the restrictions applicable to the restricted stock lapse. Any subsequent gain or loss upon a sale of such shares will be treated as capital gain or loss.

64 / Kennedy Wilson / Proxy Statement 2025

PROPOSAL 2 Approval of the Third Amendment to the Company's Second Amended and Restated 2009 Equity Participation Plan

Restricted Stock Units. A participant generally will not recognize taxable income upon grant of restricted stock units. When cash or shares of Common Stock are delivered under the terms of the award, the participant will recognize ordinary income equal to the cash payment or the fair market value of the shares delivered, as the case may be, less any amount (if any) paid by the participant for such shares, and the Company or its affiliates will be entitled to a corresponding deduction at that time.

Distribution Equivalent Rights. A recipient of a distribution equivalent right generally will not recognize taxable income at the time of grant, and the Company and its affiliates will not be entitled to a deduction at that time. At the time a distribution equivalent is paid, however, the participant will generally recognize ordinary income and the Company or its affiliates will be entitled to a corresponding deduction.

Other Awards. The current federal income tax consequences of other awards authorized under the Second Amended and Restated Plan generally follow certain basic patterns: stock appreciation rights are taxed and deductible in substantially the same manner as non-qualified stock options; other stock or cash-based awards are generally subject to tax at the time of payment. The Company or its affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes ordinary income.

New Plan Benefits

The awards that our employees and consultants may receive under the Second Amended and Restated Plan, as amended by the Amendment, is in the discretion of the administrator and no determination has been made as to the type or amount of awards that will be granted in the future to specific individuals. Therefore, it is not possible to determine the future benefits that will be received by awardees. Our non-employee directors have, however, historically received annual equity grants in respect of their service on our Board of Directors. In 2024, our non-employee directors received annual grants of 17,500 restricted stock units (pro-rated for partial service). See the section entitled “Director Compensation” in this proxy statement for more detail. Additionally, please refer to the 2024 Summary Compensation Table, the 2024 Grants of Plan-Based Awards Table and the Director Compensation Table in this proxy statement that provide information regarding awards granted to our named executives officers and non-employee directors during fiscal year 2024.

Awards Granted under Plan

The following table provides information as of April 15, 2025, with respect to awards granted under the Second Amended and Restated Plan (and the Original Plan and the Amended and Restated Plan) to our individual named executive officers and other groups since the inception of the Original Plan in 2009.

Awards Granted Under Second Amended and Restated 2009 Equity Participation Plan

Since Inception of Plan Through April 15, 2025:

Number of Restricted Stock and Restricted Stock Unit Grants
William J. McMorrow, Chairman and Chief Executive Officer	11,346,280
Justin Enbody, Chief Financial Officer	3,093,454
Matthew Windisch, President	5,460,921
In Ku Lee, General Counsel	1,478,222
Michael Pegler, President, Kennedy Wilson Europe	707,063
All current named executive officers as a group	22,085,940
Todd Boehly	80,100
Richard Boucher	88,100
Trevor Bowen	88,100
Wade Burton	62,600
Michael Eisner	22,500
Jeffrey Meyers	26,100
David A. Minella	174,100
Nadine I. Watt	22,500
Sanaz Zaimi	100,600
Stanley R. Zax	174,100
All current directors who are not named executive officers as a group	838,800
All employees who are not named executive officers and consultants as a group	14,923,051

Kennedy Wilson / Proxy Statement 2025 / 65

PROPOSAL 3

Advisory Vote on Executive Compensation (“Say-On-Pay Vote”)

Required Vote

The affirmative vote of a majority of shares cast and present in person or represented by proxy at the meeting is required to approve the advisory vote approving executive compensation.

Recommendation THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NON-BINDING ADVISORY VOTE APPROVING EXECUTIVE COMPENSATION.

In accordance with the requirements of Section 14A of the Exchange Act, we are providing the Company’s stockholders the opportunity to vote on a non-binding, advisory resolution to approve the compensation of our NEOs for 2024, as disclosed in the section entitled “Compensation Discussion and Analysis,” the accompanying compensation tables and the related narrative disclosures in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. Accordingly, the following resolution will be submitted for stockholder approval at the 2025 Annual Meeting:

“RESOLVED, that the stockholders of the Company APPROVE, on an advisory (non-binding) basis, the compensation of the Company’s Named Executive Officers, as disclosed in the section entitled ‘Compensation Discussion and Analysis,’ the accompanying compensation tables and the related narrative disclosure in the Proxy Statement for this Annual Meeting.”

Our Board of Directors recommends that you vote FOR this resolution in support of our executive compensation program, which is intended to achieve the following:

•
Provide competitive compensation levels to retain and motivate a high caliber executive team capable of managing our sophisticated business model and global operations using a pay-for-performance philosophy.
•
Align management and stockholder interests by tying compensation to, among other things, drive long-term value creation for stockholders, reflect feedback from our ongoing stockholder engagement, are aligned with our compensation philosophy and recognize our unique public company business model.

In addition, we believe the current structure is strongly aligned with the long-term interests of the Company’s stockholders, demonstrates pay-for-performance alignment and reflects a program that is well-aligned with the best market practices, as highlighted below:

•
Approximately 85% of our NEOs’ compensation is variable and directly tied to the achievement of operational, financial and/or stock price performance.
•
The majority of our NEOs’ compensation is comprised of equity awards that are subject to the same stock price fluctuations as our stockholders. Additionally, all our stock grants (including performance stock awards and retentive stock awards) require our NEOs to hold shares for an additional three years following the vesting date to reinforce our commitment to aligning our NEOs’ interests with those of our stockholders.
•
At our 2024 annual meeting, approximately 89% of votes cast were voted in favor of our say-on-pay vote, which affirms our stockholders’ support of our approach to executive compensation. During 2024, the Compensation Committee remained committed to maintaining a pay-for-performance compensation structure that promoted our stockholders’ best interests while continuing to make enhancements to further align our compensation program with best practices. Our say-on-pay vote is currently held on an annual basis, consistent with the preference expressed by a majority of our shareholders.

Stockholders are urged to read the Compensation Discussion and Analysis section of this Proxy Statement which more thoroughly discusses how our compensation policies and procedures implement our compensation philosophy. While this “say-on-pay” vote is advisory and will not be binding on the Company, the Board of Directors values constructive dialogue on executive compensation and other important governance topics with the Company’s stockholders and encourages all stockholders to vote on this matter.

The Board of Directors previously determined to hold a say-on-pay vote every year. Accordingly, unless the Board of Directors changes the frequency of our say-on-pay votes, the next advisory say-on-pay will be held at our 2026 annual meeting of stockholders.

66 / Kennedy Wilson / Proxy Statement 2025

PROPOSAL 4

Ratification of the Appointment of KPMG LLP as Independent

Registered Public Accounting Firm

Required Vote

The affirmative vote of a majority of the votes cast and present in person or represented by proxy at the meeting is required to approve the ratification of the appointment of KPMG as the independent public accountant of the Company for the fiscal year ending December 31, 2025.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

The Company first retained KPMG LLP (“KPMG”) as its independent registered public accounting firm on December 15, 2009. Since then, KPMG has audited our annual consolidated financial statements.

The Audit Committee has selected KPMG as the Company’s independent registered public accountants for the fiscal year ending December 31, 2025 and has further directed that the selection of the independent registered public accountants be submitted for ratification by the stockholders at the Annual Meeting. In selecting KPMG as the Company’s independent registered public accounting firm, the Audit Committee considered a number of factors, including:

•
KPMG’s depth of understanding of the Company’s businesses, accounting policies and practices and internal control over financial reporting;
•
the quality of its ongoing discussions with KPMG including the professional resolution of accounting and financial reporting matters with its national office;
•
the professional qualifications of KPMG, the lead audit partner and other key engagement partners;
•
KPMG’s independence program and its processes for maintaining its independence;
•
the appropriateness of KPMG’s fees for audit and non-audit services (on both an absolute basis and as compared to its peer firms); and
•
the results of the most recent inspection of KPMG by the Public Company Accounting Oversight Board.

The Audit Committee regularly meets with KPMG, with and without management present, to discuss the results of its examinations, the evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. In accordance with SEC rules and KPMG’s policies, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide service to the Company. For lead and concurring audit partners, the maximum number of consecutive years of service in that capacity is five years. The Company selects the lead audit partner pursuant to this rotation policy following meetings between the Chairperson of the Audit Committee and candidates for that role, as well as discussion by the full Audit Committee and management. Representatives of KPMG are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Stockholder ratification of the selection of KPMG as the Company’s independent registered public accountants is not required by the Company’s Bylaws or otherwise. However, the Board of Directors is submitting the selection of KPMG to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent registered public accountants at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The Company has entered into an engagement agreement with KPMG that sets forth the terms by which KPMG will perform audit services for the Company.

Kennedy Wilson / Proxy Statement 2025 / 67

PROPOSAL 4 Ratification of the Appointment of KPMG LLP as Independent Registered Public Accounting Firm

Fees of Independent Auditor

Audit Fees

The following sets forth fees billed for the audit and other services provided by KPMG for fiscal years 2024 and 2023:

Fee Category	Fiscal 2024 Fees	Fiscal 2023 Fees

Audit Fees (1)	$2,870,000	$2,757,000

Audit-Related Fees (2)	—	—

Tax Fees (3)	—	—

All Other Fees (4)	—	—

	$2,870,000	$2,757,000

(1)
Audit fees consist of fees for the audit of our year-end financial statements included on our Annual Report on Form 10-K and for the review of the interim financial statement included in our Quarterly Reports on Form 10-Q. In addition, audit fees include those fees related to KPMG’s audit of the effectiveness of our internal controls over financial reporting pursuant to section 404 of the Sarbanes-Oxley Act, audits of significant acquisitions under Rule 3-14, the review of SEC registration statements and other filings, and the issuance of comfort letters and consents.
(2)
Audit-related fees consist of fees for assurance and related services by KPMG that are reasonably related to the performance of the audit or review of our financial statements that are not reported in the audit fees line.
(3)
Tax fees consist of fees for professional services for tax compliance, tax advice and/or tax planning for the Company.
(4)
All other fees consist of the fees for products and services provided by KPMG, other than services reported in audit fees, audit-related fees or tax fees.

Audit Committee’s Pre-Approval Policy

The Audit Committee pre-approves all auditing services and permitted non-audit services to be performed for the Company by the Company’s independent auditor, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by the Audit Committee prior to the completion of the audit). The Audit Committee may form and delegate authority to subcommittees of the Audit Committee consisting of one or more Audit Committee members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals are presented to the full Audit Committee at its next scheduled meeting. All services described under the caption “Fees of Independent Auditor” were pre-approved.

68 / Kennedy Wilson / Proxy Statement 2025

AUDIT COMMITTEE REPORT (1)

The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s financial reporting process. The Board of Directors, in its business judgment, has determined that all members of the committee are “independent” as required by applicable listing standards of the New York Stock Exchange. The Audit Committee operates pursuant to a charter that was approved by the Board of Directors. Management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles in the United States.

In the performance of the oversight of the Company’s financial reporting process, the Audit Committee has reviewed and discussed the audited financial statements with management, the internal auditors and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”). Finally, the Audit Committee has received written disclosures and a letter from the independent auditors, as required by applicable requirements of the PCAOB, regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based upon the reports, review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to in the Audit Committee charter, the Audit Committee recommended to the Board of Directors that the audited financial statements as of and for the year ended December 31, 2024 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC.

THE AUDIT COMMITTEE

David A. Minella (Chairperson)
Trevor Bowen

Stanley R. Zax

(1)
The material in the Audit Committee report is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

Kennedy Wilson / Proxy Statement 2025 / 69

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding beneficial ownership of common stock as of April 15, 2025 by (i) each person known to us to own beneficially more than 5% of our common stock (based on our review of the most recent Schedule 13D and 13G filings as of April 15, 2025); (ii) each of our directors and director nominees and each of our named executive officers; and (iii) all executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock issuable under convertible securities held by that person (subject to certain conditions) are deemed outstanding. Such convertible securities, however, are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated: (a) the business address for all of the executive officers, director nominees and directors identified below is c/o Kennedy-Wilson Holdings, Inc., 151 S. El Camino Drive, Beverly Hills, California 90212 and (b) each beneficial owner has sole voting and dispositive power with respect to all of the reported shares of common stock beneficially owned by such beneficial owner.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Common Stock(1)

5% Stockholders:
Fairfax Financial Holdings Limited and affiliates(2)	31,047,796	19.9%
BlackRock, Inc.(3)	21,939,762	15.9%
The Vanguard Group(4)	18,065,894	13.1%
Eldridge Industries, LLC(5)	12,000,000	8.0%
Royce & Associates, LP(6)	8,973,608	6.5%
Named Executive Officers, Directors and Director Nominees, and Executive Officers:
William J. McMorrow(7)	11,772,373	8.5%
Matthew Windisch(8)	1,653,668	1.0%
Justin Enbody(9)	884,180	*
In Ku Lee(10)	318,352	*
Michael Pegler(11)	184,149	*
Regina Finnegan(12)	145,189	*
Todd Boehly(13)	12,080,100	8.0%
Richard Boucher	69,654	*
Trevor Bowen	110,238	*
Wade Burton	55,082	*
Cathy Hendrickson(14)	98,318	*
Michael Eisner	22,500	*
Jeffrey Meyers	26,100	*
David A. Minella(15)	2,463,632	1.8%
Nadine I. Watt	22,500	*
Sanaz Zaimi	98,957	*
Stanley R. Zax	547,400	*
All executive officers and directors as a group (17 persons)	30,552,392	20.3%

* Less than 1%

(1)
Amount and applicable percentage of ownership is based on 138,293,288 shares of the Company’s common stock that were outstanding on April 15, 2025. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, based on factors including voting and dispositive power with respect to shares, subject to applicable community property laws.
(2)
Fairfax Financial Holdings Limited, V. Prem Watsa, The Second 810 Holdco Ltd., The Second 1109 Holdco Ltd., The Sixty Two Investment Company Limited and 12002574 Canada Inc. are deemed to share voting and dispositive power with respect to 31,320,470 shares of common stock. FHHL Group Ltd. is deemed to share voting and dispositive power with respect to 29,248,389 shares of common stock. Fairfax (US) Inc. is deemed to share voting and dispositive power

70 / Kennedy Wilson / Proxy Statement 2025

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

with respect to 21,609,039 shares of common stock. Brit Limited and Brit Insurance Holdings Limited are deemed to share voting and dispositive power with respect to 1,918,869 shares of common stock. Brit Syndicates Limited is deemed to share voting and dispositive power with respect to 200,000 shares of common stock. Brit Reinsurance (Bermuda) Limited is deemed to share voting and dispositive power with respect to 1,718,869 shares of common stock. Odyssey US Holdings Inc. and Odyssey Group Holdings, Inc. are deemed to share voting and dispositive power with respect to 12,156,496 shares of common stock. Odyssey Reinsurance Company is deemed to share voting and dispositive power with respect to 12,028,530 shares of common stock. Newline Holdings UK Limited is deemed to share voting and dispositive power with respect to 1,058,741 shares of common stock. Newline Corporate Name Limited is deemed to share voting and dispositive power with respect to 804,925 shares of common stock. Newline Insurance Company Limited is deemed to share voting and dispositive power with respect to 253,816 shares of common stock. Crum & Forster Holdings Corp. and United States Fire Insurance Company are deemed to share voting and dispositive power with respect to 4,641,526 shares of common stock. The North River Insurance Company is deemed to share voting and dispositive power with respect to 2,320,763 shares of common stock. Zenith National Insurance Corp. and Zenith Insurance Company are deemed to share voting and dispositive power with respect to 670,822 shares of common stock. Resolution Group Reinsurance (Barbados) Limited is deemed to share voting and dispositive power with respect to 4,132,195 shares of common stock. Northbridge Financial Corporation is deemed to share voting and dispositive power with respect to 3,877,772 shares of common stock. 1102952 B.C. Unlimited Liability Company, Allied World Assurance Company Holdings, Ltd, Allied World Assurance Company Holdings I, Ltd, Allied World Assurance Company, Ltd and Allied World Assurance Holdings (Ireland) Ltd are deemed to share voting and dispositive power with respect to 8,838,257 shares of common stock. Allied World Assurance Holdings (U.S.) Inc. and Allied World Insurance Company are deemed to share voting and dispositive power with respect to 8,221,354 shares of common stock. AW Underwriters Inc. and Allied World Specialty Insurance Company are deemed to share voting and dispositive power with respect to 2,189,395 shares of common stock. Allied World Surplus Lines Insurance Company is deemed to share voting and dispositive power with respect to 664,940 shares of common stock. Allied World Assurance Company (U.S.) Inc. is deemed to share voting and dispositive power with respect to 996,104 shares of common stock. Fairfax (Barbados) International Group, Wentworth Insurance Company Ltd. and Allied World Assurance Company (Europe) DAC are deemed to share voting and dispositive power with respect to 616,903 shares of common stock. The address of the holders is c/o Fairfax Financial Holdings Limited, 95 Wellington Street, Suite 800, Toronto, Ontario, Canada, M5J 2N7. The information contained herein is based solely upon a Schedule 13D/ A filed with the SEC on December 8, 2023. Also consists of (i) 13,043,478 shares of common stock issuable upon exercise of 13,043,478 warrants held by Zenith Insurance Company, Odyssey Reinsurance Company, Trustees of Newline Syndicate 1218, Newline Insurance Company Limited, United States Fire Insurance Company, The North River Insurance Company and Northbridge General Insurance Corporation, each of which are also holders of, in the aggregate, 300,000 shares of our 4.75% Series B Cumulative Perpetual and Preferred Stock (“Series B Stock”) registered and held by the same and (ii) 12,338,062 shares of common stock issuable upon exercise of 12,338,062 warrants held by Wentworth Insurance, CRC Reinsurance Limited, Northbridge Financial Corporation, United States Fire Insurance Company, The North River Insurance Company, Zenith Insurance Company, Allied World Assurance Company Europe, Allied World Insurance Company (HWIC), Allied World Specialty Insurance Company, Odyssey Reinsurance Company, Trustees of Newline Syndicate 1218, Newline Insurance Company Limited and Brit Reinsurance (Bermuda) Limited, each of which are also holders of, in the aggregate, 200,000 shares of our 6.00% Series C Cumulative Perpetual and Preferred Stock (“Series C Stock”) registered and held by the same. Series B Holders may only be deemed to be the holder of record of the number of shares of common stock equal to the whole number of shares of common stock that such Series B Holder would have been entitled to receive upon exercise of all of such Series B Holder’s warrants to acquire common stock outstanding as of the Record Date. Prior to obtaining the “Requisite Stockholder Approval” (as defined in the Certificate of Designations for the Series C), such Series C holders will not have the right to vote to the extent, and only to the extent, that such right to vote would result in such holder, or a “person” or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) that includes such Series C holder, having voting power in excess of nineteen and nine tenths percent (19.9%) of the then-outstanding shares of the Company’s common stock. As of December 31, 2023, the exercise price of the warrants was $23.00 per share for the Series B Stock and $16.21 per share for the Series C Stock, in each case subject to further adjustments in certain circumstances. The above description is based on information provided to us in connection with the issuances of the Series B Preferred Stock and warrants and the Series C Preferred Stock and warrants, in addition to a Schedule 13D/A filed with the SEC on December 8, 2023.
(3)
The address of the holder is 50 Hudson Yards, New York, New York 10001. The information contained herein is based solely upon a Schedule 13G/A filed with the SEC on January 22, 2024.
(4)
The address of the holder is 100 Vanguard Blvd., Malvern, PA 19355. The information contained herein is based solely upon a Schedule 13G/A filed with the SEC on February 13, 2024.
(5)
Consists of 12,000,000 shares of common stock issuable upon conversion of 300,000 shares of our outstanding 5.75% Series A Cumulative Perpetual Convertible Preferred Stock (the “Series A Preferred Stock”) registered and held by Dust Bowl Capital, LLC (“Dust Bowl”), without taking into effect any adjustments. Dust Bowl is indirectly controlled by Eldridge Industries. Mr. Todd L. Boehly is the indirect controlling member of Eldridge Industries, and, in such capacity, may be deemed to have voting and dispositive power with respect to the Series A Preferred Stock that is beneficially owned by Dust Bowl, and the shares of common stock issuable upon conversion of such Series A Preferred Stock. As of December 31, 2024, the conversion price of the Series A Preferred Stock was $25.00 per share, subject to further adjustments in certain circumstances. The above description is based on information provided to us in connection with the issuance of the Series A Preferred Stock and a Schedule 13D/A filed with the SEC on February 2, 2023.
(6)
The address of the holder is 745 Fifth Avenue, New York, New York 10151. The information contained herein is based solely upon a Schedule 13G filed with the SEC on October 15, 2024.
(7)
Includes 90,851 shares of common stock beneficially owned by Leslie McMorrow, Mr. McMorrow’s wife. Mr. McMorrow disclaims beneficial ownership of the shares owned by his wife. Includes 7,849,517 shares of common stock held by the William J. McMorrow Revocable Trust. Does not include performance-based restricted stock units that were granted to Mr. McMorrow. For additional details see “Outstanding Equity Awards at 2024 Fiscal Year-End.
(8)
Does not include performance-based restricted stock units that were granted to Mr. Windisch. For additional details see “Outstanding Equity Awards at 2024 Fiscal Year-End.
(9)
Does not include performance-based restricted stock units that were granted to Mr. Enbody. For additional details see “Outstanding Equity Awards at 2024 Fiscal Year-End.
(10)
Does not include performance-based restricted stock units that were granted to Mr. Lee. For additional details see “Outstanding Equity Awards at 2024 Fiscal Year-End.
(11)
Does not include performance-based restricted stock units that were granted to Mr. Pegler. For additional details see “Outstanding Equity Awards at 2024 Fiscal Year-End.
(12)
Includes 44,163 shares of common stock held by The Finnegan Family Trust, of which Ms. Finnegan and her spouse are trustees. Does not include performance-based restricted stock units that were granted to Ms. Finnegan. For additional details see “Outstanding Equity Awards at 2024 Fiscal Year-End.
(13)
Consists of 80,100 shares of common stock held by Mr. Todd L. Boehly and the shares of common stock referred to in footnote 5 above.
(14)
Includes 12,476 shares of commons stock held by the Hendrickson Family Trust, of which Ms. Hendrickson and her spouse are trustees.
(15)
Includes 1,750,000 pledged shares. See “Compensation Discussion and Analysis-Elements of Compensation-Anti-Hedging and Anti-Pledging Policies” for additional details.

Kennedy Wilson / Proxy Statement 2025 / 71

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Pursuant to its written charter, our audit committee must review and approve all related person transactions, which includes any transactions with an executive officer, director, beneficial owner of more than 5% of our outstanding common stock, or any of such persons’ immediate family members in which the amount involved exceeds $120,000, and in which any such persons had or will have a direct or indirect material interest. In determining whether to approve a related person transaction, our audit committee will consider such matters as it deems appropriate under the circumstances. After considering these factors, our audit committee will decide whether the related person transaction is in our best interests and will approve or reject the transaction accordingly. All such matters discussed below have been approved by our audit committee.

As noted above in the discussion on independence of our directors, Mr. Boehly is the Chairman of Eldridge Industries. The Company is party to a stock purchase agreement with certain of the Eldridge Industries Entities (as defined below) whereby the Company has issued shares of perpetual convertible preferred stock of the Company (the “Series A Preferred Stock”) in exchange for approximately $300 million in proceeds. Mr. Boehly also directly or indirectly has an excess of 10% equity interest in Eldridge Industries, Security Benefit Corporation and Cain International and their subsidiaries (together, the “Eldridge Industries Entities”), all of which are involved in transactions (“KW/Eldridge Industries JVs”) with the Company or its subsidiaries (“KW Entities”). These transactions may involve various fees which the KW Entities may make to Eldridge Industries Entities or Eldridge Industries Entities may make to the KW Entities. In the fiscal year ended December 31, 2024, the KW Entities paid certain of the Eldridge Industries Entities a total of approximately $17.3 million in dividends related to the Series A Preferred Stock and certain of the Eldridge Industries Entities paid the KW Entities a total of approximately $3.1 million in management fees and one-time acquisition fees related to the KW/Eldridge JVs. Also in 2024, an Eldridge Industries Entity (an entity affiliated with Cain International (the “Cain Entity”)) repaid in full a partner loan (approximately €950,000) that was made to the Cain Entity in 2023 by a KW Entity. Such partner loan was made in accordance with the terms of the joint venture agreement with respect to a KW/Eldridge Industries JV to cover certain of the Cain Entity’s capital calls. In addition, in 2024, the KW Entity made additional similar short-term partners loans to the Cain Entity (maturity date in March 2025 and interest rate of 20%), the balance of which was approximately €1.2 million as of December 31, 2024. The Company currently expects the Cain Entity to fully repay the balance due under such partner loans. The Company also paid certain Eldridge Industries Entities approximately $1.8 million in interest related to their respective holdings of our Bonds as discussed above. In addition, Anthony D. Minella is Co-Founder, Partner and President of Eldridge Industries and is the son of David A. Minella.

Additionally, as noted above in the discussion on the independence of our directors, Mr. Burton is the President and Chief Investment Officer of HWIC, a wholly-owned subsidiary of Fairfax. As of April 18, 2024, Fairfax and certain of its affiliates held approximately 26 million shares of the Company’s common stock (which includes 25,381,540 warrants to purchase the Company’s common stock as described below). On March 8, 2022, the Company issued to certain affiliates of Fairfax (i) 300,000 shares of Series B Preferred Stock and (ii) 13,043,478 warrants to purchase 13,043,478 shares of common stock of the Company for gross proceeds of $300 million. On June 16, 2023, the Company issued to certain affiliates of Fairfax (i) 200,000 shares of Series C Preferred Stock and (ii) 12,338,062 warrants to purchase 12,338,062 shares of common stock of the Company for gross proceeds of $200 million. HWIC served as the investment manager for each Fairfax purchaser under the Securities Purchase Agreements on both transactions. Additionally, certain Fairfax Entities and KW Entities are also party to certain real estate and real estate debt transactions that may involve various fees and interest payments which the KW Entities may make to the Fairfax Entities or the Fairfax Entities may make to the KW Entities. In the fiscal year ended December 31, 2024, the KW Entities paid certain of the Fairfax Entities a total of approximately $26.3 million in dividends related to the Series B Preferred Stock and Series C Preferred Stock and certain of the Fairfax Entities paid KW Entities a total of approximately $27.1 million in management fees for such transactions and certain of the KW Entities paid the Fairfax Entities a total of approximately $26.7 million in interest on certain loans whereby the Company are borrowers under secured mortgages.

During 2024, the Company held a minority, 11% beneficial ownership interest in Zonda, a technology based real estate business that offers residential construction data, of which Jeffrey Meyers owns a less than 1% beneficial ownership interest and is the chief executive officer.

Tyler McMorrow, who is the son of William J. McMorrow, was hired as a non-executive employee of the Company's debt investment group in September of 2024. His aggregate compensation earned in 2024 was $98,940 and was comparable with other Company employees in similar positions. Prior to joining the Company, Mr. Tyler McMorrow had several years of experience at another international real estate company.

72 / Kennedy Wilson / Proxy Statement 2025

OTHER MATTERS

Stockholder Proposals

A stockholder who wishes to make a proposal pursuant to Rule 14a-8 under the Exchange Act for inclusion in the Company’s proxy statement and form of proxy for our Annual Meeting of Stockholders that will be held in 2026 must submit such proposal to the Company no later than December 26, 2025; provided, however, that in the event the 2026 Annual Meeting is held more than 30 days prior to or after June 5, 2026, then the deadline to submit the proposal is a reasonable time before the Company begins to print and send its proxy materials.

In order for a stockholder to submit its own proposal or nomination to be considered at the 2026 Annual Meeting, other than pursuant to Rule 14a-8, such stockholder must submit the proposal to the Company not less than 90 days (March 7, 2026) nor more than 120 days (February 5, 2026) prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, then the deadline to submit the proposal will be no earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the later of the 90th day prior to the annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

In order to be valid, a stockholder’s proposal must set forth (a) as to each person whom the stockholder proposes to nominate for election as director (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Section 14(a) of the Exchange Act, and (ii) such person’s written consent to being named in the proxy statement as a nominee and to serving as director if elected; (b) as to each matter the stockholder proposes to bring before the annual meeting and the beneficial owner, if any, on whose behalf the proposal is made, (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, and (ii) any material interest of the stockholder and the beneficial owner in such business; and (c) as to the stockholder giving the notice (i) the name and record address of the stockholder and the beneficial owner, (ii) the class, series and number of shares of capital stock of the Company which are beneficially owned by the stockholder and the beneficial owner, (iii) a description of any agreement, arrangement or understanding with respect to the nomination or proposal or that has been entered into between or among the stockholder and/or the beneficial owner the intent of which is to mitigate loss to, manage risk or benefit from share price changes for, or changes to the voting power of, the stockholder or beneficial owner, (iv) a representation that the stockholder is a holder of record of the Company’s stock entitled to vote at the annual meeting and whether or not the stockholder or the beneficial owner intends to deliver a proxy statement or solicit proxies, and (v) any other information relating to the stockholder or beneficial owner required to be disclosed in a proxy statement or other filings required to be made in connection with the stockholder proposal in accordance with Section 14(a) of the Exchange Act.

In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 6, 2026. In connection with our annual meeting of stockholders in 2024, we will file a proxy statement and a WHITE proxy card with the SEC in connection with our solicitor of proxies for that meeting.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual report or Notice of Internet Availability of proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report or Notice of Internet Availability of proxy materials addressed to those stockholders. A number of brokers with account holders who are our stockholders may “household” our proxy materials. In that event, only one annual report and this Proxy Statement will be delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. Upon written or oral request, the Company will promptly deliver a separate copy of the annual report and this Proxy Statement to a stockholder at a shared address to which a single copy of the annual report and proxy statement was delivered. If you wish to receive a separate copy of the annual report and this Proxy Statement or Notice of Internet Availability of proxy materials, please notify your broker and the Company by calling or sending a letter to the Secretary of the Company, c/o Kennedy-Wilson Holdings, Inc., at 151 S. El Camino Drive, Beverly Hills, California 90212. The Company’s telephone number is (310) 887-6400. You can also obtain a copy at https://www.cstproxy.com/kennedywilson/2025. The Company will promptly deliver, without charge, an additional copy of any such proxy statement and annual report or Notice of Internet Availability upon request. Also, stockholders who share an address and receive multiple copies of the annual report and this Proxy Statement can notify their broker or the Company in writing or orally at the above provided address or telephone number and request that the Company deliver a single copy of these materials.

Kennedy Wilson / Proxy Statement 2025 / 73

OTHER MATTERS

Other Matters

Management is not aware of any matters to be presented for action at the Annual Meeting, except matters discussed in this Proxy Statement. If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons voting the proxies.

Where You Can Find More Information

We file annual, quarterly and current reports and other information with the SEC.

The SEC also maintains an Internet website that contains reports, proxy and information statements, and other information regarding issuers, such as us, that file electronically with the SEC. The SEC’s website address is www.sec.gov.

Our corporate website is www.kennedywilson.com. The information contained in, or that can be accessed through, our website is not part of this Proxy Statement.

STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED

APRIL 25, 2025. STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, UNLESS OTHERWISE DISCLOSED.

By Order of the Board of Directors,

Name: In Ku Lee
Executive Vice President, General Counsel and Secretary
April 25, 2025

74 / Kennedy Wilson / Proxy Statement 2025

APPENDIX A

CERTAIN DEFINITIONS AND RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND FORWARD-LOOKING STATEMENTS

“Baseline EBITDA” represents total consolidated revenues, total consolidated rental and hotel expenses, and KW’s share of net operating income from its unconsolidated investments, excluding share-based compensation and net of non-controlling interest.

“Estimated annual NOI” is a property-level non-GAAP measure representing the estimated annual net operating income from each property as of the date shown, inclusive of rent abatements (if applicable). The calculation excludes depreciation and amortization expense, and does not capture the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures, tenant improvements, and leasing commissions necessary to maintain the operating performance of our properties. For assets wholly-owned and fully occupied by KW, the Company provides an estimated NOI for valuation purposes of $4.2 million, which includes an assumption for applicable market rents. Any of the enumerated items above could have a material effect on the performance of our properties. Also, where specifically noted, for properties purchased in 2024, the NOI represents estimated Year 1 NOI from our original underwriting. Estimated year 1 NOI for properties purchased in 2024 may not be indicative of the actual results for those properties. Estimated annual NOI is not an indicator of the actual annual net operating income that the Company will or expects to realize in any period. Please also see the definition of “Net operating income” below.

“Fee-Bearing Capital” represents total third-party committed or invested capital that we manage in our joint ventures, commingled funds and debt platform that entitle us to earn fees, including without limitation, asset management fees, construction management fees, acquisition and disposition fees and/or carried interest, if applicable.

“Net operating income” or “NOI” is a non-GAAP measure representing the income produced by a property calculated by deducting certain property expenses from property revenues. Our management uses net operating income to assess and compare the performance of our properties and to estimate their fair value. Net operating income does not include the effects of depreciation or amortization or gains or losses from the sale of properties because the effects of those items do not necessarily represent the actual change in the value of our properties resulting from our value-add initiatives or changing market conditions. Our management believes that net operating income reflects the core revenues and costs of operating our properties and is better suited to evaluate trends in occupancy and lease rates.

"Property NOI" or "Property-level NOI" is a non-GAAP measure calculated by deducting the Company's Pro-Rata share of rental and hotel property expenses from the Company's Pro-Rata rental, hotel and loans and other revenues.

“Real Estate Assets Under Management” (“AUM”) generally refers to the properties and other assets with respect to which the Company provides (or participates in) oversight, investment management services and other advice, and which generally consist of real estate properties or loans, and investments in joint ventures. AUM is principally intended to reflect the extent of the Company’s presence in the real estate market, not the basis for determining management fees. AUM consists of the total estimated fair value of the real estate properties, total loan commitments made through out debt investment platform, inclusive of both currently outstanding loan amounts and contractual future fundings, and other real estate-related assets either owned by third parties, wholly-owned by the Company or held by joint ventures and other entities in which its sponsored funds or investment vehicles and client accounts have invested. The estimated value of development properties is included at estimated completion cost. The accuracy of estimating fair value for investments cannot be determined with precision and cannot be substantiated by comparison to quoted prices in active markets and may not be realized in a current sale or immediate settlement of the asset or liability (particularly given the ongoing macroeconomic conditions such as, but not limited to recent adverse developments affecting regional banks and other financial institutions, and ongoing military conflicts around the world and uncertainty with respect to fluctuating interest rates continue to fuel recessionary fears and create volatility in the Company's business results and operations). Recently, there has also been a lack of liquidity in the capital markets as well as limited transactions which has had an impact on the inputs associated with fair values. Additionally, there are inherent uncertainties in any fair value measurement technique, and changes in the underlying assumptions used, including capitalization rates, discount rates, liquidity risks, and estimates of future cash flows could significantly affect the fair value measurement amounts. All valuations of real estate involve subjective judgments.

“Return on Invested Assets” or “ROIA” is defined on page 40 of this Proxy Statement.

“Same property” refers to stabilized consolidated and unconsolidated properties in which Kennedy Wilson has an ownership interest during the entire span of both periods being compared. This analysis excludes properties that during the comparable periods (i) were acquired, (ii) were sold, (iii) are either under development or undergoing lease up or major repositioning as part of the Company’s asset management strategy, (iv) were investments in which the Company holds a minority ownership position, and (v) certain non-recurring income and expenses. The analysis only includes Office, Multifamily and Hotel properties, where applicable. To derive an appropriate measure of operating performance across the

Kennedy Wilson / Proxy Statement 2025 / A-1

APPENDIX A

comparable periods, the Company removes the effects of foreign currency exchange rate movements by using the reported period-end exchange rate to translate from local currency into the U.S. dollar, for both periods. Amounts are calculated using Kennedy Wilson’s ownership share in the Company’s consolidated and unconsolidated properties. Management evaluates the performance of the operating properties the Company owns and manages using a “same property” analysis because the population of properties in this analysis is consistent from period to period, which allows management and investors to analyze (i) the Company’s ongoing business operations and (ii) the revenues and expenses directly associated with owning and operating the Company’s properties and the impact to operations from trends in occupancy rates, rental rates and operating costs. Same property metrics are widely recognized measures in the real estate industry, however, other publicly-traded real estate companies may not calculate and report same property results in the same manner as the Company.

A reconciliation of Estimated Annual NOI as of December 31, 2024 ($ in millions) is presented below:

Rental Revenues	$97.6
Hotel Revenues	—
Rental (Expenses)	(36.8)
Hotel (Expenses)	—
Loans and other	7.5

Consolidated NOI	$68.3
Adjustments:
Non-controlling interest	(2.0)
NOI from Unconsolidated investments (KW Share)	50.7

Property-Level NOI - Q4-24 (KW Share)(1)	$117.0

Adjustments
Assets acquired and disposed (net)	(3.3)
Lease-up and development portfolio	2.4
Assets owned and occupied by Kennedy Wilson	1.3
Amortization of above/below market leases (net)	—
Straight-line and free rent (net)	2.6
Non-recurring income/expense, FX, and other	(3.3)

Q4-24 Estimated NOI	$116.7
Estimated Annual NOI - December 31, 2024	$466.6

A-2 / Kennedy Wilson / Proxy Statement 2025

APPENDIX A

A reconciliation of Estimated Annual NOI as of December 31, 2023 ($ in millions) is presented below:

Rental Revenues	$99.7
Hotel Revenues	14.4
Rental (Expenses)	(38.9)
Hotel (Expenses)	(10.5)
Loans and other	9.1

Consolidated NOI	$73.8
Adjustments:
Non-controlling interest	(1.7)
NOI from Unconsolidated investments (KW Share)	44.5

Property-Level NOI - Q4-23 (KW Share)(1)	$116.6

Adjustments
Assets acquired and disposed (net)	(0.2)
Lease-up and development portfolio	3.6
Hotel operations	(1.4)
Assets owned and occupied by Kennedy Wilson	1.3
Amortization of above/below market leases (net)	(0.3)
Straight-line and free rent (net)	2.9
Non-recurring income/expense, FX, and other	(2.3)

Q4-23 Estimated NOI	$123.0
Estimated Annual NOI - December 31, 2023	$491.9

(1)
See below for reconciliation of Property-Level NOI to Net Income.

A reconciliation of same property as of December 31, 2024 and December 31, 2023 ($ in millions) is presented below:

	Year Ended December 31, 2024		Year Ended December 31, 2023
	Same Property		Same Property
Same Property (Reported)	Revenue	NOI	Revenue	NOI (Net Effective)(6)(7)

Office - Same Property	$109.5	$94.6	$107.1	$92.8

Multifamily Market Rate Portfolio - Same Property	300.3	200.7	292.0	194.4

Multifamily Affordable Portfolio - Same Property	66.8	43.7	62.9	41.5

Same Property	$476.6	$339.0	$462.0	$328.7
Straight-line rent adjustment (net)	(2.8)	(2.8)	(6.0)	(2.8)
Same Property (Excluding Straight-Line Rents)	$473.8	$336.2	$456.0	$322.7

(1)
Represents rental revenue and operating expenses and hotel revenue and operating expenses attributable to non-controlling interests.
(2)
Represents the Company’s share of unconsolidated investment rental revenues and net operating income, as applicable, which are within the applicable same property population.
(3)
Represents properties excluded from the same property population that were purchased or sold during the applicable period.
(4)
Represents properties excluded from the same property population that were not stabilized during the applicable periods, or retail or industrial properties.
(5)
Represents other properties excluded from the same property population that were not classified as either a commercial or multifamily property within the Company’s portfolio. Also includes immaterial adjustments for foreign exchange rates, changes in ownership percentages and certain non-recurring income and expenses.
(6)
Excludes above/below market rents from the same property population, as they are representative of non-cash purchase price accounting income.
(7)
Please see below for a reconciliation of Same Property NOI (Net Effective) to its closest GAAP measure.

Kennedy Wilson / Proxy Statement 2025 / A-3

APPENDIX A

A reconciliation of same property NOI (Net Effective) to Net Income as of December 31, 2024 and December 31, 2023 ($ in millions) is presented below:

	Same Property – NOI (Net Effective)(6)
	For the Year Ended December 31,
	2024	2023
Net Income	$(33.7)	$(281.4)
Less: Investment management fees	(98.9)	(61.9)
Less: Other	(1.4)	(2.2)
Less: Loan	(31.2)	(26.1)
Less: Total Income from unconsolidated investments	(6.5)	252.8
Less: Gain on sale of real estate, net	(160.1)	(127.6)
Add: Compensation and related	134.8	139.4
Add: Carried interests compensation	(16.6)	(15.1)
Add: General and administrative	38.8	35.7
Add: Depreciation and amortization	148.3	157.8
Add: Interest Expense	261.1	259.2
Add: Gain (loss) on early extinguishment of debt	1.7	1.6
Less: Other income (loss)	(4.2)	5.0
Add: Provision for income taxes	10.2	(55.3)
Less: NCI adjustments (1)	(7.5)	(8.0)
Add: Unconsolidated investment adjustments (2)	134.4	131
Add: Above/below market rents (6)	(1.1)	(1.8)
Less: Properties bought and sold (3)	(14.0)	(54.8)
Less: Other properties excluded (4)	(13.2)	(20.2)
Other Reconciling Items (5)	(1.9)	0.6

Same Property NOI (Net Effective)	$339.0	$328.7

	Same Property – NOI (Net Effective)(6) For the Year Ended December 21,
Same Property (Reported)	2024	2023

Office - Same Property	$94.6	$92.8
Multifamily Market Rate Portfolio - Same Property	200.7	194.4
Multifamily Affordable Portfolio - Same Property	43.7	41.5

Same Property NOI (Net Effective) (Reported)	$339.0	$328.7
Straight-line rent adjustment (net)	(2.8)	(6.0)
Same Property NOI (Excluding Straight-Line Rents)	$336.2	$322.7

(1)
Represents rental revenue and operating expenses and hotel revenue and operating expenses attributable to non-controlling interests.
(2)
Represents the Company’s share of unconsolidated investment rental revenues and net operating income, as applicable, which are within the applicable same property population.
(3)
Represents properties excluded from the same property population that were purchased or sold during the applicable period.
(4)
Represents properties excluded from the same property population that were not stabilized during the applicable period, or retail or industrial properties.
(5)
Represents other properties excluded from the same property population that were not classified as a commercial or multifamily property within the Company’s portfolio. Also includes immaterial adjustments for foreign exchange rates, changes in ownership percentages, and certain non-recurring income and expenses.
(6)
Excludes above/below market rents from the same property population, as they are representative of non-cash purchase price accounting income.

A-4 / Kennedy Wilson / Proxy Statement 2025

APPENDIX A

Forward-Looking Statements

Statements made by us in this report and in other reports and statements released by us that are not historical facts constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements include, without limitation, statements regarding ESG matters and regarding our compensation philosophy and our compensation program. These forward-looking statements are necessarily estimates reflecting the judgment of our senior management based on our current estimates, expectations, forecasts and projections and include comments that express our current opinions about trends and factors that may impact future operating results. Disclosures that use words such as “believe,” “anticipate,” “estimate,” “intend,” “may,” “could,” “plan,” “expect,” “project” or the negative of these, as well as similar expressions, are intended to identify forward-looking statements. These statements are not guarantees of future performance, rely on a number of assumptions concerning future events, many of which are outside of our control, and involve known and unknown risks and uncertainties that could cause our actual results, performance or achievement, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks and uncertainties may include the factors and the risks and uncertainties described elsewhere in this report and other filings with the Securities and Exchange Commission (the “SEC”), including the Item 1A. “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2024, as amended by our subsequent filings with the SEC. Any such forward- looking statements, whether made in this report or elsewhere, should be considered in the context of the various disclosures made by us about our businesses including, without limitation, the risk factors discussed in our filings with the SEC. Except as required under the federal securities laws and the rules and regulations of the SEC, we do not have any intention or obligation to update publicly any forward-looking statements, whether as a result of new information, future events, changes in assumptions, or otherwise.

Kennedy Wilson / Proxy Statement 2025 / A-5

APPENDIX B

THIRD AMENDMENT TO KENNEDY-WILSON HOLDINGS, INC. SECOND AMENDED AND RESTATED 2009 EQUITY PARTICIPATION PLAN

THIS THIRD AMENDMENT to KENNEDY-WILSON HOLDINGS, INC. SECOND AMENDED AND RESTATED 2009 EQUITY PARTICIPATION PLAN (this “Third Amendment”) is made and adopted by the Board of Directors (the “Board”) of Kennedy-Wilson Holdings, Inc., a Delaware corporation (the “Company”), on April 24, 2025, effective as of the date of the Company’s 2025 annual meeting of stockholders, provided that it is approved by the Company’s stockholders on that date (the “Effective Date”). All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Plan (as defined below).

RECITALS

WHEREAS, the Company maintains the Kennedy-Wilson Holdings, Inc. Second Amended and Restated 2009 Equity Participation Plan (as amended from time to time, the “Plan”);

WHEREAS, pursuant to Article XV of the Plan, the Board may amend the Plan from time to time; provided that any such amendment to increase the number of shares of Common Stock subject to the Plan shall be subject to approval by the Company’s shareholders; and

WHEREAS, the Company desires to amend the Plan as set forth herein, including to increase the number of shares of Common Stock subject to the Plan by an additional three million four hundred thousand (3,400,000) shares of Common Stock.

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as set forth herein, effective as of the Effective Date:

AMENDMENT

1.
Section 5.1 of the Plan is hereby amended and restated in its entirety as follows:

“Section 5.1 Stock Grant and Award Limits. The Committee may from time to time grant Awards to one or more Employees, Directors and/or Consultants determined by it to be eligible for participation in the Plan in accordance with the provisions of Article VI. Subject to Article XIV, the aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed twenty-four million six hundred forty-five thousand (24,645,000) shares (the “Share Limit”). Notwithstanding any provision in the Plan to the contrary, the maximum aggregate number of shares of Common Stock with respect to one or more Awards that may be granted to any one Employee during any calendar year shall be two million (2,000,000) shares (subject to adjustment in the same manner as provided in Article XIV with respect to shares of Common Stock subject to Awards then outstanding). The limitation set forth in the preceding sentence shall be applied in a manner which shall permit compensation generated in connection with such Awards to constitute “performance-based” compensation for purposes of Section 162(m) of the Code, including, but not limited to, counting against such maximum number of shares, to the extent required under Section 162(m) of the Code, any shares subject to Awards that are canceled or Options or Stock Appreciation Rights that are repriced. In addition, the grant date fair value (determined as of the date of grant under applicable accounting standards) of Awards granted to any Director during any calendar year shall not exceed six hundred thousand dollars $600,000 (the “Director Limit”).”

2.
Effective as of the Effective Date, this Third Amendment shall be and is hereby incorporated into and forms a part of the Plan.
3.
Except as expressly provided herein, all terms and conditions of the Plan shall remain in full force and effect.

* * *

I hereby certify that the foregoing Third Amendment was duly adopted by the Board of Directors of Kennedy-Wilson Holdings, Inc. on April 24, 2025.

Executed on this 24th day of April, 2025.

By:

Name:	In Ku Lee

Title:	Executive VP, GC, Secretary

I hereby certify that the foregoing Third Amendment was duly approved by the stockholders of Kennedy-Wilson Holdings, Inc. on June 5, 2025.

Executed on this 5th day of June, 2025.

By:

Name:

Title:

Kennedy Wilson / Proxy Statement 2025 / B-1

APPENDIX C

CONFORMED COPY OF THE KENNEDY-WILSON HOLDINGS, INC. SECOND AMENDED AND RESTATED 2009 EQUITY PARTICIPATION PLAN

Kennedy-Wilson Holdings, Inc., a Delaware corporation, has adopted this Kennedy-Wilson Holdings, Inc. Second Amended and Restated 2009 Equity Participation Plan (the “Plan”), effective as of the Effective Date (as defined in Article III of the Plan). This Plan amends and restates in its entirety the Kennedy-Wilson Holdings, Inc. Amended and Restated 2009 Equity Participation Plan (the “Prior Plan”).

ARTICLE I
PURPOSE

The purpose of this Plan is to assist the Company in attracting, retaining and providing incentives to key management employees and non-employee directors of, and non-employee consultants to, the Company and its Affiliates, and to align the interests of such employees, non-employee directors and non-employee consultants with those of the Company’s stockholders. Accordingly, the Plan provides for the granting of Distribution Equivalent Rights, Incentive Stock Options, Non-Qualified Stock Options, Performance Share Awards, Performance Unit Awards, Restricted Stock Awards, Restricted Stock Unit Awards, Stock Appreciation Rights, Tandem Stock Appreciation Rights or any combination of the foregoing, as may be best suited to the circumstances of the particular Employee, Director or Consultant, as provided herein.

ARTICLE II
DEFINITIONS

The following definitions shall be applicable throughout the Plan unless the context otherwise requires:

“Affiliate” shall mean any corporation which, with respect to the Company, is a “subsidiary corporation” within the meaning of Section 424(f) of the Code.

“Award” shall mean, individually or collectively, a grant or sale pursuant to the Plan of any Distribution Equivalent Right, Option, Performance Share Award, Performance Unit Award, Restricted Stock Award, Restricted Stock Unit Award or Stock Appreciation Right.

“Award Agreement” shall mean a written agreement between the Company and the Holder setting forth the terms and conditions of an Award.

“Board” shall mean the Board of Directors of the Company.

“Cause” shall mean (i) if the Holder is a party to an employment or similar agreement with the Company or an Affiliate or an Award Agreement, in any case, which agreement defines “Cause” (or a similar term) therein, “Cause” shall have the same meaning as provided for in such agreement or (ii) for a Holder who is not a party to such an agreement or if such agreement does not define “Cause” (or a similar term), “Cause” shall mean termination by the Company or an Affiliate of the employment (or other service relationship) of the Holder by reason of the Holder’s (A) intentional failure to perform reasonably assigned duties, (B) dishonesty or willful misconduct in the performance of the Holder’s duties, (C) involvement in a transaction which is materially adverse to the Company or an Affiliate, (D) breach of fiduciary duty involving personal profit, (E) willful violation of any law, rule, regulation or court order (other than misdemeanor traffic violations and misdemeanors not involving misuse or misappropriation of money or property), (F) commission of an act of fraud or intentional misappropriation or conversion of any asset or opportunity of the Company or an Affiliate or (G) material breach of any provision of the Plan or the Holder’s Award Agreement or any other written agreement between the Holder and the Company or an Affiliate, in each case as determined in good faith by the Board, the determination of which shall be final, conclusive and binding on all parties.

“Change of Control” shall mean (i) for a Holder who is a party to an employment or consulting agreement with the Company or an Affiliate or an Award Agreement, in any case, which agreement defines “Change of Control” (or a similar term) therein, “Change of Control” shall have the same meaning as provided for in such agreement or (ii) for a Holder who is not a party to such an agreement or if such agreement does not define “Change of Control” (or a similar term), “Change of Control” shall mean the satisfaction of any one or more of the following conditions (and the “Change of Control” shall be deemed to have occurred as of the first day that any one or more of the following conditions have been satisfied):

(a) Any person (as such term is used in paragraphs 13(d) and 14(d)(2) of the Exchange Act, hereinafter in this definition, “Person”) other than the Company or an Affiliate or an employee benefit plan of the Company or an Affiliate, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities;

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APPENDIX C

(b) The closing of a merger, consolidation or other business combination (a “Business Combination”) other than any Business Combination in which holders of the Common Stock immediately prior to the Business Combination (I) own more than fifty percent (50%) of the total voting power of the corporation resulting from such Business Combination (or the direct or indirect parent corporation of such surviving corporation) and (II) have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the Business Combination as immediately before;

(c) The closing of an agreement for the sale or disposition of all or substantially all of the Company’s assets to any entity that is not an Affiliate;

(d) The approval by the holders of shares of Common Stock of a plan of complete liquidation of the Company other than a liquidation of the Company into any subsidiary or a liquidation a result of which persons who were stockholders of the Company immediately prior to such liquidation have substantially the same proportionate ownership of shares of common stock of the surviving corporation immediately after such liquidation as immediately before; or

(e) Within any twenty-four (24) month period, the Incumbent Directors shall cease to constitute at least a majority of the Board or the board of directors of any successor to the Company; provided, however, that any director elected to the Board, or nominated for election, by a majority of the Incumbent Directors then still in office, shall be deemed to be an Incumbent Director for purposes of this paragraph (e), but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, entity or “group” other than the Board (including, but not limited to, any such assumption that results from paragraph (a), (b), (c) or (d) of this definition).

In addition, if a “Change of Control” constitutes a payment event with respect to any Award which provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in paragraph (a), (b), (c), (d) or (e) of this definition with respect to such Award must also constitute a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Section 409A of the Code.

Notwithstanding the foregoing, a “Change of Control” shall not be deemed to occur if the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code.

“Code” shall mean the Internal Revenue Code of 1986, as amended, any successor statute thereto and any regulations issued from time to time thereunder.

“Committee” shall mean a committee comprised of not less than three (3) members of the Board who are selected by the Board as provided in Section 4.1.

“Common Stock” shall mean the common stock, par value $.0001 per share, of the Company.

“Company” shall mean Kennedy-Wilson Holdings, Inc., a Delaware corporation, and any successor thereto.

“Consultant” shall mean any individual, non-Employee advisor to the Company or an Affiliate who or which has contracted directly with the Company or an Affiliate to render bona fide consulting or advisory services thereto.

“Director” shall mean a member of the Board or a member of the board of directors of an Affiliate, in either case, who is not an Employee.

“Distribution Equivalent Right” shall mean an Award granted under Article XII of the Plan which entitles the Holder to receive bookkeeping credits, cash payments and/or Common Stock distributions equal in amount to the distributions that would have been made to the Holder had the Holder held a specified number of shares of Common Stock during the period the Holder held the Distribution Equivalent Right.

“Effective Date” shall have the meaning set forth in Article III of the Plan.

“Employee” shall mean any employee, including officers, of the Company or an Affiliate.

“Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of shares or the share price of Common Stock and causes a change in the per-share value of the Common Stock underlying outstanding Awards.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

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APPENDIX C

“Fair Market Value” of a share of Common Stock shall mean, as determined consistent with the applicable requirements of Sections 409A and 422 of the Code, as of any specified date, (i) the closing sales price of a share of Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date) on the principal U.S. national securities exchange on which the Common Stock is listed and traded on such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Common Stock is not listed on any U.S. national securities exchange but is quoted in an inter-dealer quotation system on a last sale basis, the final ask price of a share of Common Stock reported on the inter-dealer quotation system for such date, or, if there is no such sale on such date, then on the last preceding date on which a sale was reported; or (iii) if the Common Stock is neither listed on a U.S. national securities exchange nor quoted on an inter-dealer quotation system on a last sale basis, the amount determined by the Committee to be the fair market value of a share of Common Stock as determined by the Committee in its sole discretion. If the Common Stock is not quoted or listed as set forth above, Fair Market Value shall be determined by the Committee in good faith by any fair and reasonable means (which means, with respect to a particular Award grant, may be set forth with greater specificity in the applicable Award Agreement). The Fair Market Value of property other than Common Stock shall be determined by the Committee in good faith by any fair and reasonable means, and consistent with the applicable requirements of Sections 409A and 422 of the Code.

“Family Member” shall mean any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee of the Holder), a trust in which such persons have more than fifty percent (50%) of the beneficial interest, a foundation in which such persons (or the Holder) control the management of assets, and any other entity in which such persons (or the Holder) own more than fifty percent (50%) of the voting interests.

“Holder” shall mean an Employee, Director or Consultant who has been granted an Award or any such individual’s beneficiary, estate or representative, to the extent applicable.

“Incentive Stock Option” shall mean an Option which is intended by the Committee to constitute an “incentive stock option” under Section 422 of the Code.

“Incumbent Director” shall mean, with respect to any period of time specified under the Plan for purposes of determining whether or not a Change of Control has occurred, the individuals who were members of the Board at the beginning of such period.

“Non-Qualified Stock Option” shall mean an Option which is not an Incentive Stock Option.

“Option” shall mean an option to purchase shares of Common Stock granted under Article VII of the Plan, which may be an Incentive Stock Option or a Non-Qualified Stock Option.

“Performance Criteria” shall mean the criteria that the Committee selects for purposes of establishing the Performance Goal(s) for a Holder for a Performance Period.

“Performance Goals” shall mean, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon the Performance Criteria.

“Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more Performance Goals or other business objectives shall be measured for purposes of determining a Holder’s right to, and the payment of, a Qualified Performance-Based Award.

“Performance Share Award” shall mean an Award granted under Article XI of the Plan under which, upon the satisfaction of predetermined individual and/or Company (and/or Affiliate) performance goals and/or objectives, shares of Common Stock are paid to the Holder.

“Performance Unit” shall mean a Unit awarded to a Holder pursuant to a Performance Unit Award.

“Performance Unit Award” shall mean an Award granted under Article X of the Plan under which, upon the satisfaction of predetermined individual and/or Company (and/or Affiliate) performance goals and/or objectives, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder.

“Plan” shall mean this Kennedy-Wilson Holdings, Inc. Second Amended and Restated 2009 Equity Participation Plan, as amended from time to time.

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APPENDIX C

“Qualified Performance-Based Award” shall mean Awards intended to qualify as “performance-based” compensation under Section 162(m) of the Code.

“Restricted Stock Award” shall mean an Award granted under Article VIII of the Plan of shares of Common Stock, the transferability of which by the Holder shall be subject to Restrictions.

“Restricted Stock Unit” shall mean a Unit awarded to a Holder pursuant to a Restricted Stock Unit Award.

“Restricted Stock Unit Award” shall mean an Award granted under Article IX of the Plan under which, upon the satisfaction of predetermined individual service-related vesting requirements, a payment in cash or shares of Common Stock shall be made to the Holder, based on the number of Units awarded to the Holder.

“Restriction Period” shall mean the period of time for which shares of Common Stock subject to a Restricted Stock Award shall be subject to Restrictions, as set forth in the applicable Restricted Stock Award Agreement.

“Restrictions” shall mean forfeiture, transfer and/or other restrictions applicable to shares of Common Stock awarded to an Employee, Director or Consultant under the Plan pursuant to a Restricted Stock Award and set forth in a Restricted Stock Award Agreement.

“Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a substantially similar function.

“Stock Appreciation Right” shall mean an Award granted under Article XIII of the Plan of a right, whether granted alone or in connection with a related Option, to receive a payment on the date of exercise.

“Tandem Stock Appreciation Right” shall mean a Stock Appreciation Right granted in connection with a related Option, the exercise of which shall result in termination of the otherwise entitlement to purchase some or all of the shares of Common Stock under the related Option, all as set forth in Section 13.2.

“Ten Percent Stockholder” shall mean an Employee who, at the time an Incentive Stock Option is granted to him or her, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code), within the meaning of Section 422(b)(6) of the Code.

“Total and Permanent Disability” shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, all as described in Section 22(e)(3) of the Code.

“Units” shall mean bookkeeping units, each of which represents (i) with respect to any Performance Unit Award, such monetary amount as shall be designated by the Committee in the applicable Award Agreement or (ii) with respect to any Restricted Stock Unit, one (1) share of Common Stock.

ARTICLE III
EFFECTIVE DATE OF PLAN

The Plan shall be effective as of the date on which the Plan is approved by the Company’s stockholders (the “Effective Date”). The Plan will be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption of the Plan.

ARTICLE IV
ADMINISTRATION

Section 4.1 Composition of Committee. The Plan shall be administered by the Committee, which shall be appointed by the Board. The Committee shall consist solely of three (3) or more Directors who are each (i) “outside directors” within the meaning of Section 162(m) of the Code (“Outside Directors”), (ii) “non-employee directors” within the meaning of Rule 16b-3 and (iii) “independent” for purposes of any applicable listing requirements (“Non-Employee Directors”); provided, however, that the Board or the Committee may delegate to a committee of one or more members of the Board who are not (x) Outside Directors, the authority to grant Awards to eligible persons who are not (A) then “covered employees” within the meaning of Section 162(m) of the Code and are not expected to be “covered employees” at the time of recognition of income resulting from such Award or (B) persons with respect to whom the Company wishes to comply with the requirements of Section 162(m) of the Code and/or (y) Non-Employee Directors, the authority to grant Awards to eligible persons who are not then subject to the requirements of Section 16 of the Exchange Act. Notwithstanding the foregoing, the full Board, acting

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APPENDIX C

by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to Directors and for purposes of such Awards the term “Committee” as used in this Plan shall be deemed to refer to the Board. If a member of the Committee shall be eligible to receive an Award under the Plan, such Committee member shall have no authority hereunder with respect to his or her own Award. In addition, to the extent not inconsistent with applicable law, including Section 162(m) of the Code, or the rules and regulations of the principal U.S. national securities exchange on which the Common Stock is traded, the Committee may delegate to one or more executive officers or a committee of executive officers the right to grant, cancel or suspend Awards to Employees who are not directors or executive officers of the Company.

Section 4.2 Powers. Subject to the provisions of the Plan, the Committee shall have the sole authority, in its discretion, to make all determinations under the Plan, including but not limited to determining which Employees, Directors or Consultants shall receive an Award, the time or times when an Award shall be made (the date of grant of an Award shall be the date on which the Award is awarded by the Committee), what type of Award shall be granted, the term of an Award, the date or dates on which an Award vests (including any acceleration of vesting, subject to the limitations in this Section 4.2), the form of any payment to be made pursuant to an Award, the terms and conditions of an Award (including the forfeiture of the Award (and/or any financial gain) if the Holder of the Award violates any applicable restrictive covenant thereof), the Restrictions under a Restricted Stock Award and the number of shares of Common Stock which may be issued under an Award, all as applicable. Notwithstanding the foregoing or anything herein to the contrary, the Committee may only accelerate the vesting, exercisability and/or payment (as applicable) of an Award on a discretionary basis upon a termination of the applicable Holder’s status as an Employee, Director or Consultant (as applicable) due to the Holder’s death or Total and Permanent Disability.

Section 4.3 Additional Powers. The Committee shall have such additional powers as are delegated to it under the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective Award Agreements executed hereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the intent of the Plan, and to determine the terms, restrictions and provisions of each Award, including such terms, restrictions and provisions as the Committee determines are necessary and appropriate to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any Award Agreement in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Article IV shall be conclusive and binding on the Company and all Holders.

Section 4.4 Committee Action. In the absence of specific rules to the contrary, action by the Committee shall require the consent of a majority of the members of the Committee, expressed either orally at a meeting of the Committee or in writing in the absence of a meeting. No member of the Committee shall have any liability for any good faith action, inaction or determination in connection with the Plan.

ARTICLE V
STOCK SUBJECT TO PLAN AND LIMITATIONS THEREON

Section 5.1 Stock Grant and Award Limits. The Committee may from time to time grant Awards to one or more Employees, Directors and/or Consultants determined by it to be eligible for participation in the Plan in accordance with the provisions of Article VI. Subject to Article XIV, the aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed twenty-four million six hundred forty-five thousand (24,645,000) shares (the “Share Limit”). Notwithstanding any provision in the Plan to the contrary, the maximum aggregate number of shares of Common Stock with respect to one or more Awards that may be granted to any one Employee during any calendar year shall be two million (2,000,000) shares (subject to adjustment in the same manner as provided in Article XIV with respect to shares of Common Stock subject to Awards then outstanding). The limitation set forth in the preceding sentence shall be applied in a manner which shall permit compensation generated in connection with such Awards to constitute “performance-based” compensation for purposes of Section 162(m) of the Code, including, but not limited to, counting against such maximum number of shares, to the extent required under Section 162(m) of the Code, any shares subject to Awards that are canceled or Options or Stock Appreciation Rights that are repriced. In addition, the grant date fair value (determined as of the date of grant under applicable accounting standards) of Awards granted to any Director during any calendar year shall not exceed six hundred thousand dollars $600,000 (the “Director Limit”).

Section 5.2 Stock Offered. The stock to be offered pursuant to the grant of an Award may be authorized but unissued Common Stock, Common Stock purchased on the open market or Common Stock previously issued and outstanding and reacquired by the Company.

Section 5.3 Share Counting Provision. If any Shares subject to an Award are forfeited or expire or an Award is settled for cash (in whole or in part), the shares of Common Stock shall, to the extent of such forfeiture, expiration or cash settlement, again become available for future grants of Awards under the Plan and shall be added back to the Share Limit. Additionally, shares of Common Stock tendered by the Holder or withheld by the Company to satisfy any tax withholding

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APPENDIX C

obligation with respect to an Award (other than an Option or Stock Appreciation Right) shall again become available for future grants of Awards under the Plan and shall be added back to the Share Limit. Notwithstanding anything to the contrary contained herein, the following shares of Common Stock shall not be added back to the Share Reserve and shall not be available for future grants of Awards under the Plan: (i) shares tendered by a Holder or withheld by the Company in payment of the exercise price of an Option; (ii) shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; and (iii) shares purchased on the open market with the cash proceeds from the exercise of Options. The payment of Distribution Equivalent Rights in cash shall not be counted against the shares available for issuance under the Plan. Notwithstanding the provisions of this Section 5.3, no shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

Section 5.4 Award Vesting Limitations. Notwithstanding any other provision of the Plan to the contrary, no Award Agreement shall provide for vesting of the Award thereunder earlier than the first (1st) anniversary of the applicable grant date (and, for the avoidance of doubt, with respect to any such Award subject to performance-based vesting, the applicable performance period may be no shorter than one (1) year); provided, however, that, notwithstanding the foregoing, Awards that result in the issuance of no more than five percent (5%) of the shares of Common Stock reserved for issuance under the Plan pursuant to Section 5.1 above may be granted to any one or more Holders without respect to such minimum vesting requirements. For purposes of Awards granted to Directors, a vesting period will be deemed to be one (1) year if it runs from the date of one annual meeting of the Company’s stockholders to the next annual meeting of the Company’s stockholders.

ARTICLE VI
ELIGIBILITY FOR AWARDS; TERMINATION OF EMPLOYMENT, DIRECTOR STATUS OR CONSULTANT STATUS

Section 6.1 Eligibility. Awards made under the Plan may be granted solely to persons or entities who, at the time of grant, are Employees, Directors or Consultants. An Award may be granted on more than one occasion to the same Employee, Director or Consultant, and, subject to the limitations set forth in the Plan, such Award may include, a Non-Qualified Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Distribution Equivalent Right Award, a Performance Stock Award, a Performance Unit Award, a Stock Appreciation Right, a Tandem Stock Appreciation Right or any combination of the foregoing or, solely with respect to Awards granted to Employees, an Incentive Stock Option.

Section 6.2 Termination of Employment or Director Status. Except to the extent inconsistent with the terms of the applicable Award Agreement (in which case the terms of the applicable Award Agreement shall control), and/or the terms of the Holder’s employment or other service agreement with the Company or an Affiliate (in which case the terms of the applicable employment or service agreement shall control), the following terms and conditions shall apply with respect to the termination of a Holder’s employment with, or status as a Director of, the Company or an Affiliate, as applicable, for any reason, including, without limitation, Total and Permanent Disability or death:

(a) The Holder’s rights, if any, to exercise any then-exercisable Non-Qualified Stock Options and/or Stock Appreciation Rights shall terminate:

(1) If such termination is for a reason other than the Holder’s Total and Permanent Disability or death, ninety (90) days after the date of such termination of employment or after the date of such termination of Director status;

(2) If such termination is on account of the Holder’s Total and Permanent Disability, one (1) year after the date of such termination of employment or Director status; or

(3) If such termination is on account of the Holder’s death, one (1) year after the date of the Holder’s death.

Upon such applicable date the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in or with respect to any such Non-Qualified Stock Options and Stock Appreciation Rights.

(b) The Holder’s rights, if any, to exercise any then-exercisable Incentive Stock Option Shall terminate:

(1) If such termination is for a reason other than the Holder’s Total and Permanent Disability or death, three (3) months after the date of such termination of employment;

(2) If such termination is on account of the Holder’s Total and Permanent Disability, one (1) year after the date of such termination of employment; or

(3) If such termination is on account of the Holder’s death, one (1) year after the date of the Holder’s death.

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APPENDIX C

Upon such applicable date the Holder (and such Holder’s estate, designated beneficiary or other legal representative shall forfeit any rights or interests in or with respect to any such Incentive Stock Options.

(c) If a Holder’s employment with, or status as a Director of, the Company or an Affiliate, as applicable, terminates for any reason prior to the actual or deemed satisfaction and/or lapse of the Restrictions, vesting requirements, terms and conditions applicable to a Restricted Stock Award and/or Restricted Stock Unit Award, such Restricted Stock and/or Restricted Stock Units shall immediately be canceled, and the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Stock and/or Restricted Stock Units. The immediately preceding sentence to the contrary notwithstanding, the Committee, in its sole discretion, may determine, prior to or on the date of such termination of employment or Director status, that all or a portion of any such Holder’s Restricted Stock and/or Restricted Stock Units shall not be so canceled and forfeited.

(d) If the status of a Holder as a Consultant terminates for any reason prior to the actual or deemed satisfaction and/or lapse of the Restrictions, vesting requirements, terms and conditions applicable to a Restricted Stock Award and/or a Restricted Stock Unit Award, such Restricted Stock and/or Restricted Stock Units shall immediately be canceled, and the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Stock and/or Restricted Stock Units. The immediately preceding sentence to the contrary notwithstanding, the Committee, in its sole discretion, may determine, prior to or on the date of such termination of such a Holder’s status as a Consultant, that all or a portion of any such Holder’s Restricted Stock and/or Restricted Stock Units shall not be so canceled and forfeited.

Section 6.3 Termination of Consultant Status. Except to the extent inconsistent with the terms of the applicable Award Agreement, the following terms and conditions shall apply with respect to the termination of a Holder’s status as a Consultant, for any reason:

(a) The Holder’s rights, if any, to exercise any then exercisable Non-Qualified Stock Options and/or Stock Appreciation Rights shall terminate:

(1) If such termination is for a reason other than the Holder’s death, ninety (90) days after the date of such termination; or

(2) If such termination is on account of the Holder’s death, one (1) year after the date of the Holder’s death.

(b) If the status of a Holder as a Consultant terminates for any reason prior to the actual or deemed satisfaction and/or lapse of the Restrictions, vesting requirements, terms and conditions applicable to a Restricted Stock Award and/or a Restricted Stock Unit Award, such Restricted Stock and/or Restricted Stock Units shall immediately be canceled, and the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Stock and/or Restricted Stock Units. The immediately preceding sentence to the contrary notwithstanding, the Committee, in its sole discretion, may determine, prior to or on the date of such termination of such a Holder’s status as a Consultant, that all or a portion of any such Holder’s Restricted Stock and/or Restricted Stock Units shall not be so canceled and forfeited.

Section 6.4 Termination for Cause. Notwithstanding anything in this Article VI or elsewhere in the Plan to the contrary, and unless a Holder’s Award Agreement specifically provides otherwise, should a Holder’s employment, Director status or engagement as a Consultant with or for the Company or an Affiliate be terminated by the Company or Affiliate for Cause, all of such Holder’s then outstanding Awards shall expire immediately and be forfeited in their entirety upon such termination.

Section 6.5 Foreign Holders. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Affiliates operate or have Employees, Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Affiliates shall be covered by the Plan; (ii) determine which such Employees, Directors or Consultants outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to such Employees, Directors or Consultants outside the United States to comply with applicable foreign laws or listing requirements of any such foreign securities exchange; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the Share Limit; and (v) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange. Notwithstanding the foregoing, the Committee

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APPENDIX C

may not take any actions hereunder, and no Awards shall be granted, that would violate the Code, the Exchange Act, any securities law or governing statute or any other applicable law.

ARTICLE VII
OPTIONS

Section 7.1 Option Term. The term of each Option shall be as specified in the Option Agreement; provided, however, that except as set forth in Section 7.3, no Option shall be exercisable after the expiration of ten (10) years from the date of its grant.

Section 7.2 Limitations on Exercise of Option. An Option shall be exercisable in whole or in such installments and at such times as specified in the applicable Award Agreement.

Section 7.3 Special Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all plans of the Company and any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code) which provide for the grant of Incentive Stock Options exceeds one hundred thousand dollars ($100,000) (or such other individual limit as may be in effect under the Code on the date of grant), the portion of such Incentive Stock Options that exceeds such threshold shall be treated as Non-Qualified Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Holder’s Options, which were intended by the Committee to be Incentive Stock Options when granted to the Holder, will not constitute Incentive Stock Options because of such limitation, and shall notify the Holder of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an Employee if, at the time the Option is granted, such Employee is a Ten Percent Stockholder, unless (i) at the time such Incentive Stock Option is granted the exercise price is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to the Option and (ii) such Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. No Incentive Stock Option shall be granted more than ten (10) years from the date on which the Plan is approved by the Company’s stockholders. The designation by the Committee of an Option as an Incentive Stock Option shall not guarantee the Holder that the Option will satisfy the applicable requirements for “incentive stock option” status under Section 422 of the Code.

Section 7.4 Option Agreement. Each Option shall be evidenced by an Award Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, but not limited to, provisions intended to qualify an Option as an Incentive Stock Option. An Award Agreement may provide for the payment of the Option exercise price, in whole or in part, by the delivery of a number of shares of Common Stock (plus cash if necessary) having a Fair Market Value equal to such exercise price, or such other forms or methods as the Committee may determine from time to time (including, with the consent of the Committee, by withholding shares of Common Stock otherwise issuable in connection with the exercise of the Option), in each case, subject to such rules and regulations as may be adopted by the Committee. Each Award Agreement shall, solely to the extent inconsistent with the provisions of Sections 6.2 and 6.3, as applicable, specify the effect of termination of the Holder’s status as an Employee, Director or Consultant on the exercisability of the Option. Moreover, without limiting the generality of the foregoing, an Award Agreement may provide for a “cashless exercise” of the Option by establishing procedures whereby the Holder, by a properly-executed written notice, directs (i) an immediate market sale or margin loan respecting all or a part of the shares of Common Stock to which he is entitled upon exercise pursuant to an extension of credit by the Company to the Holder of the Option price, subject to Section 16.4 of the Plan, (ii) the delivery of the shares of Common Stock from the Company directly to a brokerage firm and (iii) the delivery of the Option price from sale or margin loan proceeds from the brokerage firm directly to the Company. Each Option Agreement shall, solely to the extent inconsistent with the provisions of Sections 6.2 and 6.3, as applicable, specify the effect of the termination of the Holder’s employment, Director status or Consultant status on the exercisability of the Option. An Option Agreement may also include provisions relating to (i) subject to the provisions hereof (including the limitations set forth in Section 4.2 above), accelerated vesting of Options, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements) and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall in its sole discretion determine.

Section 7.5 Option Price and Payment. The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Committee; provided, however, that such exercise price (i) shall not be less than the Fair Market Value of a share of Common Stock on the date such Option is granted, and (ii) shall be subject to adjustment as provided in Article XV. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company. The exercise price for the Option or portion thereof shall be paid in full in the manner prescribed by the Committee as set forth in the Plan and the applicable Award Agreement. Separate stock certificates may be issued by the Company for those shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option and for those shares of Common Stock acquired pursuant to the exercise of a Non-Qualified Stock Option.

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Section 7.6 Stockholder Rights and Privileges. The Holder of an Option shall not be entitled to any of the privileges and rights of a stockholder of the Company unless and until shares of Common Stock have been purchased under the Option and certificates of stock have been registered in the Holder’s name.

Section 7.7 Options and Rights in Substitution for Stock Options Granted by Other Corporations. Options may be granted under the Plan from time to time in substitution for stock options held by individuals employed by entities who become Employees as a result of a merger or consolidation of the employing entity with the Company or any Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing entity, or the acquisition by the Company or an Affiliate of stock of the employing entity with the result that such employing entity becomes an Affiliate. Notwithstanding anything herein to the contrary, the exercise price per share of the shares of Common Stock subject to any such substitute Option may be less than the Fair Market Value of a share of Common Stock on the date of grant, subject to any applicable requirements of Section 424 and 409A of the Code.

Section 7.8 Prohibition Against Repricing. Except to the extent (i) approved in advance by holders of a majority of the shares of the Company entitled to vote generally in the election of directors, or (ii) as a result of any Change of Control or any adjustment as provided in Article XIV, the Committee shall not have the power or authority (A) to reduce, whether through amendment or otherwise, the exercise price of any outstanding Option or Stock Appreciation right, or (B) to grant any new Award or make any payment of cash in substitution for or upon the cancellation of Options and/or Stock Appreciation Rights previously granted when the exercise price of such Option or Stock Appreciation Right exceeds the Fair Market Value of the underlying shares of Common Stock.

ARTICLE VIII
RESTRICTED STOCK AWARDS

Section 8.1 Restriction Period to be Established by Committee. At the time a Restricted Stock Award is made, the Committee shall establish the Restriction Period applicable to such Award. Each Restricted Stock Award may have a different Restriction Period, in the discretion of the Committee. The Restriction Period applicable to a particular Restricted Stock Award shall not be changed except as permitted by Section 8.2.

Section 8.2 Other Terms and Conditions. Common Stock awarded pursuant to a Restricted Stock Award shall, unless otherwise determined by the Committee, be issued in book entry form on the books and records as kept by the Company’s transfer agent and registered in the name of the Holder of such Restricted Stock Award. If provided for under the applicable Award Agreement, the Holder shall have the right to vote Common Stock subject thereto and to enjoy all other stockholder rights, including the entitlement to receive dividends on the Common Stock (subject to Section 16.1 below), except that (i) the Holder shall not be entitled to delivery of a stock certificate until the Restriction Period shall have expired, (ii) if a stock certificate is prepared before the expiration of the Restriction Period, the Company shall retain custody of the stock certificate during the Restriction Period (with a stock power endorsed by the Holder in blank), (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Common Stock during the Restriction Period and (iv) a breach of the terms and conditions established by the Committee pursuant to the applicable Award Agreement shall cause a forfeiture of the Restricted Stock Award. At the time of grant of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Awards including, but not limited to, rules pertaining to the effect of termination of status as an Employee, Director or Consultant prior to expiration of the Restriction Period. Such additional terms, conditions or restrictions shall, to the extent inconsistent with the provisions of Sections 6.2 and 6.3, as applicable, be set forth in an Award Agreement made in conjunction with the Award. Such Award Agreement may also include provisions relating to (i) subject to the provisions hereof (including the limitations set forth in Section 4.2 hereof), accelerated vesting of Awards, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements) and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall in its sole discretion determine.

Section 8.3 Payment for Restricted Stock. The Committee shall determine the amount and form of any payment from a Holder for Common Stock received pursuant to a Restricted Stock Award, if any, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

Section 8.4 Restricted Stock Award Agreements. At the time any Restricted Stock Award is made under this Article VIII, the Company and the Holder shall enter into an Award Agreement setting forth each of the matters contemplated hereby and such other matters as the Committee may determine to be appropriate.

ARTICLE IX
RESTRICTED STOCK UNIT AWARDS

Section 9.1 Terms and Conditions. The Committee shall set forth in the applicable Award Agreement the individual service-based vesting requirement which the Holder would be required to satisfy before the Holder would become entitled to payment pursuant to Section 9.2 and the number of Units awarded to the Holder. At the time of such Award, the

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Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Unit Awards, including, but not limited to, rules pertaining to the effect of termination of status as an Employee, Director or Consultant prior to expiration of the applicable vesting period.

Section 9.2 Payments. The Holder of a Restricted Stock Unit Award shall be entitled to receive a cash payment equal to the Fair Market Value of a share of Common Stock, or one (1) share of Common Stock, as determined in the sole discretion of the Committee and as set forth in the applicable Award Agreement, for each Restricted Stock Unit subject to such Restricted Stock Unit Award, if the Holder satisfies the applicable vesting requirement(s). Except as otherwise determined by the Committee and set forth in the applicable Award Agreement, and subject to compliance with Section 409A of the Code (if applicable), such payment shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month of the calendar year immediately following the end of the calendar year in which the Restricted Stock Unit first becomes vested.

ARTICLE X
PERFORMANCE UNIT AWARDS

Section 10.1 Terms and Conditions. The Committee shall set forth in the applicable Award Agreement the performance goals and objectives (and the period of time to which such goals and objectives shall apply) which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to payment pursuant to Section 10.2, the number of Units awarded to the Holder and the dollar value assigned to each such Unit. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions, including, but not limited to, rules pertaining to the effect of termination of status as an Employee, Director or Consultant prior to expiration of the applicable performance period.

Section 10.2 Payments. The Holder of a Performance Unit shall be entitled to receive a cash payment equal to the dollar value assigned to such Unit under the applicable Award Agreement if the Holder and/or the Company satisfy (or partially satisfy, if applicable under the applicable Award Agreement) the performance goals and objectives set forth in such Award Agreement. The Award Agreement may provide that, depending on the degree of performance achieved, different amounts of Performance Units, or no Performance Units, may be awarded. Except as otherwise determined by the Committee and set forth in the respective Award Agreement, and subject to compliance with Section 409A of the Code (if applicable), if achieved, such payment shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month of the calendar year immediately following the end of the Company’s fiscal year to which such performance goals and objectives relate.

ARTICLE XI
PERFORMANCE SHARE AWARDS

Section 11.1 Terms and Conditions. The Committee shall set forth in the applicable Award Agreement the performance goals and objectives (and the period of time to which such goals and objectives shall apply) which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to the receipt of shares of Common Stock pursuant to such Holder’s Performance Share Award and the number of shares of Common Stock subject to such Performance Share Award. Except as otherwise determined by the Committee and set forth in the respective Award Agreement, and subject to compliance with Section 409A of the Code (if applicable), if such goals and objectives are achieved, the distribution of such Common Shares shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month of the calendar year immediately following the end of the Company’s fiscal year to which such goals and objectives relate. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Share Awards, including, but not limited to, rules pertaining to the effect of termination of the Holder’s status as an Employee, Director or Consultant prior to the expiration of the applicable performance period.

Section 11.2 Stockholder Rights and Privileges. The Holder of a Performance Share Award shall have no rights as a stockholder of the Company until such time, if any, as the Holder actually receives shares of Common Stock pursuant to the Performance Share Award.

ARTICLE XII
DISTRIBUTION EQUIVALENT RIGHTS

Section 12.1 Terms and Conditions. The Committee shall set forth in the applicable Award Agreement the terms and conditions, if any, including whether the Holder is to receive credits currently in cash, is to have such credits reinvested (at Fair Market Value determined as of the date of reinvestment) in additional shares of Common Stock or is to be entitled to choose among such alternatives (subject to the limitations set forth in Section 16.1 below). Except as otherwise determined by the Committee and set forth in the respective Award Agreement, and subject to compliance with Section 409A of the Code (if applicable), if such Award becomes vested, the distribution of such cash or shares of Common Stock shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month of the calendar year immediately following the end of the Company’s fiscal year in which the Holder’s interest in the Award vests. Distribution Equivalent Rights may be settled in cash or in shares of Common Stock, as set forth in the applicable Award Agreement. A Distribution Equivalent Rights Award

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may, but need not be, awarded in tandem with another Award, whereby, if so awarded, such Distribution Equivalent Rights Award shall expire, terminate or be forfeited by the Holder, as applicable, under the same conditions as under such other Award. Notwithstanding the foregoing, no Distribution Equivalent Rights Awards shall be payable with respect to Options or Stock Appreciation Rights.

Section 12.2 Interest Equivalents. The Award Agreement for a Distribution Equivalent Rights Award may provide for the crediting of interest on a Distribution Rights Award to be settled in cash, at a rate set forth in the applicable Distribution Equivalent Rights Award Agreement, on the amount of cash payable thereunder. Except as otherwise determined by the Committee and set forth in the respective Award Agreement, and subject to compliance with Section 409A of the Code (if applicable), such settlement shall occur in no event later than by the fifteenth (15th) day of the third (3rd) calendar month of the calendar year immediately following the end of the Company’s fiscal year in which such interest was credited.

ARTICLE XIII
STOCK APPRECIATION RIGHTS

Section 13.1 Terms and Conditions. The Committee shall set forth in the applicable Award Agreement the terms and conditions of the Stock Appreciation Right, including (i) the base value (the “Base Value”) for the Stock Appreciation Right which, for purposes of a Stock Appreciation which is not a Tandem Stock Appreciation Right, shall be not less than the Fair Market Value of a share of the Common Stock on the date of grant of the Stock Appreciation Right, (ii) the number of shares of Common Stock subject to the Stock Appreciation Right, (iii) the period during which the Stock Appreciation Right may be exercised; provided, however, that no Stock Appreciation Right shall be exercisable after the expiration of ten (10) years from the date of its grant, and (iv) any other special rules and/or requirements which the Committee imposes upon the Stock Appreciation Right. Upon the exercise of some or all of a Stock Appreciation Right, the Holder shall receive a payment from the Company, in cash or in the form of shares of Common Stock having an equivalent Fair Market Value or in a combination of both, as determined in the sole discretion of the Committee, equal to the product of:

(a) The excess of (i) the Fair Market Value of a share of the Common Stock on the date of exercise, over (ii) the Base Value, multiplied by;

(b) The number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised.

Section 13.2 Tandem Stock Appreciation Rights. If the Committee grants a Stock Appreciation Right which is intended to be a Tandem Stock Appreciation Right, the Tandem Stock Appreciation Right must be granted at the same time as the related Option, and the following special rules shall apply:

(a) The Base Value shall be equal to or greater than the per share exercise price under the related Option;

(b) The Tandem Stock Appreciation Right may be exercised for all or part of the shares of Common Stock which are subject to the related Option, but solely upon the surrender by the Holder of the Holder’s right to exercise the equivalent portion of the related Option (and when a share of Common Stock is purchased under the related Option, an equivalent portion of the related Tandem Stock Appreciation Right shall be cancelled);

(c) The Tandem Stock Appreciation Right shall expire no later than the date of the expiration of the related Option;

(d) The value of the payment with respect to the Tandem Stock Appreciation Right may be no more than one hundred percent (100%) of the difference between the per share exercise price under the related Option and the Fair Market Value of the shares of Common Stock subject to the related Option at the time the Tandem Stock Appreciation Right is exercised, multiplied by the number of shares of Common Stock with respect to which the Tandem Stock Appreciation Right is exercised; and

(e) The Tandem Stock Appreciation Right may be exercised solely when the Fair Market Value of a share of Common Stock subject to the related Option exceeds the per share exercise price of the related Option.

ARTICLE XIV
RECAPITALIZATION OR REORGANIZATION

Section 14.1 Adjustments to Common Stock. The shares with respect to which Awards may be granted under the Plan are shares of Common Stock as presently constituted; provided, however, that if, and whenever, prior to the expiration or distribution to the Holder of shares of Common Stock underlying an Award theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding shares, shall be proportionately increased, and the purchase price or exercise price, as applicable, per share of the Common Stock shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares, shall be proportionately reduced, and the purchase price or exercise price, as applicable, per share of the Common Stock shall be proportionately increased. Notwithstanding the foregoing or any other provision of this Article XIV, (x) any adjustment made

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with respect to an Award which is an Incentive Stock Option shall comply with the requirements of Section 424(a) of the Code, and in no event shall any adjustment be made which would render any Incentive Stock Option granted under the Plan to be other than an “incentive stock option” for purposes of Section 422 of the Code, and (y) no action shall be taken under this Section 14.1 which shall cause an Award to fail to comply with Section 409A of the Code, to the extent applicable to such Award. In connection with the occurrence of any Equity Restructuring, the number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted, and such adjustments shall be nondiscretionary and shall be final and binding on the affected Holder and the Company.

Section 14.2 Recapitalization. If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of a previously granted Award, the Holder shall be entitled to receive (or entitled to purchase, if applicable) under such Award, in lieu of the number of shares of Common Stock then covered by such Award, the number and class of shares of stock or other securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of shares of Common Stock then covered by such Award.

Section 14.3 Other Events. In the event of any Change in Control or any other changes to the outstanding Common Stock by reason of extraordinary cash dividend, reorganization, mergers, consolidations, combinations, split-ups, spin-offs, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for under this Article XIV, the Board, in its sole discretion, in such manner as the Board deems equitable or appropriate taking into consideration the accounting and tax consequences, either by the terms of the Award or by action taken prior to the occurrence of such event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions:

(a) To provide for either (i) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Holder’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 14.3 the Board determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Holder’s rights, then such Award may be terminated by the Company without payment) or (ii) the replacement of such Award with other rights or property selected by the Board in its sole discretion having an aggregate value not exceeding the amount that could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested;

(b) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(c) To make adjustments in the number and type of shares of the Common Stock (or other securities or property) subject to outstanding Awards and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;

(d) To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement (but subject to the limitations set forth in Section 4.2 of the Plan); and

(e) To provide that the Award cannot vest, be exercised or become payable after such event.

In the event of any adjustment pursuant to Sections 14.1, 14.2 or this Section 14.3, the aggregate number of shares available under the Plan under Section 5.1 (including the Code Section 162(m) limit and the Director Limit set forth therein) shall be appropriately adjusted by the Board, the determination of which shall be conclusive.

Section 14.4 Powers Not Affected. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or of the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change of the Company’s capital structure or business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

Section 14.5 No Adjustment for Certain Awards. Except as hereinabove expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect previously granted Awards, and no adjustment by reason thereof shall be made with respect to the number of shares of Common Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

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Article XV
AMENDMENT AND TERMINATION OF PLAN

Unless sooner terminated pursuant to this Article XV, the Plan will expire on, and no Award may be granted pursuant to the Plan, after the tenth (10) anniversary of the date on which the Plan is adopted by the Board (but Awards that are outstanding on such date will remain in effect in accordance with the terms of the Plan and applicable Award Agreement(s)). The Board in its discretion may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted; provided, however, that the Plan’s termination shall not materially and adversely impair the rights of a Holder with respect to any Award theretofore granted without the consent of the Holder. The Board shall have the right to alter or amend the Plan or any part hereof from time to time; provided, however, that without the approval by a majority of the votes cast at a meeting of shareholders at which a quorum representing a majority of the shares of the Company entitled to vote generally in the election of directors is present in person or by proxy, no amendment or modification of the Plan may (i) materially increase the benefits accruing to Holders, (ii) except as otherwise expressly provided in Article XIV, increase the number of shares of Common Stock subject to the Plan or the individual Award limits specified in Article V, (iii) materially modify the requirements for participation in the Plan or (iv) amend, modify or suspend Section 7.8 (repricing prohibitions) or this Article XV. In addition, no change in any Award theretofore granted may be made which would materially and adversely impair the rights of a Holder with respect to such Award without the consent of the Holder (unless such change is required in order to cause the benefits under the Plan to qualify as “performance-based” compensation within the meaning of Section 162(m) of the Code).

Article XVI
MISCELLANEOUS

Section 16.1 Dividends and Distribution Equivalent Right Payments on Unvested Awards. Notwithstanding anything herein to the contrary, dividends or Distribution Equivalent Rights payable with respect to an unvested Award (or portion thereof) may only be paid out to the Holder to the extent that the applicable vesting conditions are subsequently satisfied and the Award vests, and any dividends or Distribution Equivalent Rights with respect to any portion of an Award that does not become vested shall be forfeited.

Section 16.2 No Right to Award. Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give an Employee, Director or Consultant any right to an Award except as may be evidenced by an Award Agreement duly executed on behalf of the Company, and then solely to the extent and on the terms and conditions expressly set forth therein.

Section 16.3 No Rights Conferred. Nothing contained in the Plan shall (i) confer upon any Employee any right with respect to continuation of employment with the Company or any Affiliate, (ii) interfere in any way with any right of the Company or any Affiliate to terminate the employment of an Employee at any time, (iii) confer upon any Director any right with respect to continuation of such Director’s membership on the Board, (iv) interfere in any way with any right of the Company or an Affiliate to terminate a Director’s membership on the Board at any time, (v) confer upon any Consultant any right with respect to continuation of his or her consulting engagement with the Company or any Affiliate or (vi) interfere in any way with any right of the Company or an Affiliate to terminate a Consultant’s consulting engagement with the Company or an Affiliate at any time.

Section 16.4 Other Laws; No Fractional Shares; Withholding. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue shares of Common Stock in violation of any laws, rules or regulations, and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Award. Notwithstanding any provision of the Plan to the contrary, including, but not limited to, Section 7.4 hereof, no Holder who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act. Neither the Company nor its directors or officers shall have any obligation or liability to a Holder with respect to any Award (or shares of Common Stock issuable thereunder) (i) that shall lapse because of such postponement or (ii) for any failure to comply with the requirements of any applicable law, rules or regulations, including but not limited to any failure to comply with the requirements of Section 409A of this Code. No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in cash (whether under this Plan or otherwise) in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations. In the case of any Award satisfied in the form of shares of Common Stock, no shares shall be issued unless and until arrangements satisfactory to the Company shall have been made to satisfy any tax withholding obligations applicable with respect to such Award. Subject to such terms and conditions as the Committee may impose, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Holders to elect to tender, Common Stock (including Common Stock issuable in respect of an Award) to satisfy, in whole or in part, the amount required to be withheld. The number of shares of Common Stock which may be so tendered shall be limited to the number of shares of Common Stock which have a Fair Market Value on the date of withholding equal to the aggregate amount of

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such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

Section 16.5 No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any corporate action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Employee, Director, Consultant, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.

Section 16.6 Restrictions on Transfer. No Award under the Plan or any Award Agreement and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged or otherwise hypothecated or disposed of by a Holder except (i) by will or by the laws of descent and distribution or (ii) except for an Incentive Stock Option, by gift to any Family Member of the Holder. An Award may be exercisable during the lifetime of the Holder only by such Holder or by the Holder’s guardian or legal representative unless it has been transferred by gift to a Family Member of the Holder, in which case it shall be exercisable solely by such transferee. Notwithstanding any such transfer, the Holder shall continue to be subject to the withholding requirements provided for under Section 16.4 hereof. Notwithstanding the foregoing, except for Awards which are Incentive Stock Options, Awards may be transferred pursuant to the terms of any valid separation agreement or divorce decree.

Section 16.7 Beneficiary Designations. Each Holder may, from time to time, name a beneficiary or beneficiaries (who may be contingent or successive beneficiaries) for purposes of receiving any amount which is payable in connection with an Award under the Plan upon or subsequent to the Holder’s death. Each such beneficiary designation shall serve to revoke all prior beneficiary designations, be in a form prescribed by the Company and be effective solely when filed by the Holder in writing with the Company during the Holder’s lifetime. In the absence of any such written beneficiary designation, for purposes of the Plan, a Holder’s beneficiary shall be the Holder’s estate.

Section 16.8 Rule 16b-3. It is intended that the Plan and any Award made to a person subject to Section 16 of the Exchange Act shall meet all of the requirements of Rule 16b-3. If any provision of the Plan or of any such Award would disqualify the Plan or such Award under, or would otherwise not comply with the requirements of, Rule 16b-73, such provision or Award shall be construed or deemed to have been amended as necessary to conform to the requirements of Rule 16b-3.

Section 16.9 Section 162(m). It is intended that the Plan shall comply fully with and meet all the requirements of Section 162(m) of the Code so that Awards hereunder which are made to Holders who are “covered employees” (as defined in Section 162(m) of the Code) shall constitute “performance-based” compensation within the meaning of Section 162(m) of the Code. Any Performance Goal(s) applicable to Qualified Performance-Based Awards shall be objective, shall be established not later than ninety (90) days after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for “performance-based” compensation under Section 162(m) of the Code) and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined in the regulations under Section 162(m) of the Code) at the time established. The Performance Criteria to be utilized under the Plan to establish Performance Goals shall consist of objective tests based on one or more of the following: net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income (before or after allocation of corporate overhead and bonus); earnings per share; net income (before or after taxes); return on equity; total shareholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the shares of Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; expense levels; working capital levels, including cash, inventory and accounts receivable; operating margins, gross margins or cash margin; year-end cash; debt reduction; stockholder equity; operating efficiencies; strategic partnerships or transactions; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; financial ratios, including those measuring liquidity, activity, profitability or leverage; cost of capital; assets under management; or financing and other capital raising transactions (including sales of the Company’s equity or debt securities; sales or licenses of the Company’s assets, including its intellectual property, whether in a particular jurisdiction or territory or globally; or through partnering transactions). Performance Goals may be established on a Company-wide basis or with respect to one or more Company business units, divisions, subsidiaries or individuals; and measured either quarterly, annually or over a period of years, in absolute terms, relative to a pre-established target, to the performance of one or more similarly situated companies, or to the performance of an index covering a peer group of companies, in each case as specified by the Committee. When establishing Performance Goals for the applicable Performance Period, the Committee may exclude any or all “extraordinary items” as determined under U.S. generally accepted accounting principles including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, other unusual or non-recurring items and the cumulative effects of accounting changes, and as identified in the Company’s financial statements, notes to the Company’s financial statements or management’s discussion and analysis of financial condition and results of

C-14 / Kennedy Wilson / Proxy Statement 2025

APPENDIX C

operations contained in the Company’s most recent annual report filed with the U.S. Securities and Exchange Commission pursuant to the Exchange Act. Holders who are “covered employees” (as defined in Section 162(m) of the Code) shall be eligible to receive payment under a Qualified Performance-Based Award which is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals are achieved within the applicable Performance Period, as determined by the Committee. If any provision of the Plan would disqualify the Plan or would not otherwise permit the Plan to comply with Section 162(m) of the Code as so intended, such provision shall be construed or deemed amended to conform to the requirements or provisions of Section 162(m) of the Code. The Committee may postpone the exercising of Awards, the issuance or delivery of Common Stock under any Award or any action permitted under the Plan to prevent the Company or any subsidiary from being denied a federal income tax deduction with respect to any Award other than an Incentive Stock Option, provided that such deferral satisfies the requirements of Section 409A of the Code. For purposes of the requirements of Treasury Regulation Section 1.162-27(e)(4)(i), the maximum aggregate amount that may be paid in cash to any Employee during any calendar year with respect to one or more Awards payable in cash shall be ten million dollars ($10,000,000).

Section 16.10 Section 409A. To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and the Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

Section 16.11 Indemnification. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred thereby in connection with or resulting from any claim, action, suit or proceeding to which such person may be made a party or may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid thereby in settlement thereof, with the Company’s approval, or paid thereby in satisfaction of any judgment in any such action, suit, or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-laws, by contract, as a matter of law, or otherwise.

Section 16.12 Other Plans. No Award, payment or amount received hereunder shall be taken into account in computing an Employee’s salary or compensation for the purposes of determining any benefits under any pension, retirement, life insurance or other benefit plan of the Company or any Affiliate, unless such other plan specifically provides for the inclusion of such Award, payment or amount received. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, in cash or property, in a manner which is not expressly authorized under the Plan.

Section 16.13 Limits of Liability. Any liability of the Company with respect to an Award shall be based solely upon the contractual obligations created under the Plan and the Award Agreement. None of the Company, any member of the Board nor any member of the Committee shall have any liability to any party for any action taken or not taken, in good faith, in connection with or under the Plan.

Section 16.14 Governing Law. Except as otherwise provided herein, the Plan shall be construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law.

Kennedy Wilson / Proxy Statement 2025 / C-15

APPENDIX C

Section 16.15 Severability of Provisions. If any provision of the Plan is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of the Plan, and the Plan shall be construed and enforced as if such invalid or unenforceable provision had not been included in the Plan.

Section 16.16 No Funding. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to ensure the payment of any Award.

Section 16.17 Headings. Headings used throughout the Plan are for convenience only and shall not be given legal significance.

Section 16.18 Terms of Award Agreements. Each Award shall be evidenced by an Award Agreement. The terms of Awards granted under the Plan, and of the Award Agreements utilized under the Plan, need not be the same.

Section 16.19 Compensation Recovery. All Awards (including any proceeds, gains or other economic benefit actually or constructively received by a Holder upon any receipt or exercise of any Award or upon the receipt or resale of any shares of Common Stock underlying the Award) shall be subject to the provisions of any compensation recovery policy implemented by the Company, including, without limitation, any compensation recovery policy adopted to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such compensation recovery policy (whether or not such compensation recovery policy was in place at the time of grant of an Award) and/or in the applicable Award Agreement.

C-16 / Kennedy Wilson / Proxy Statement 2025

196887 Kennedy Wilson Proxy Card Rev2 Front YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. 2025 Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail KENNEDY-WILSON HOLDINGS, INC. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 4, 2025. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE THREE NOMINEES AND “FOR” PROPOSALS NO. 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN TO THE RIGHT. Please mark your votes like this 1.Election of Directors (1) Trevor Bowen (2) Wade Burton (3) Stanley R. Zax FOR AGAINST ABSTAIN 4. To ratify the appointment of KPMG LLP as the Company’s independent registered accounting firm for the 2025 fiscal year. FOR AGAINST ABSTAIN 2. To approve an amendment to the Company’s Second Amended and Restated 2009 Equity Participation Plan to increase the number of shares of the Company’s common stock that may be issued thereunder by an additional 3,400,000 shares. FOR AGAINST ABSTAIN To change the address on your account, please check the box to the right and indicate your new address in the address space on the reverse side. Please note that changes to the registered name(s) on the account may not be submitted via this method. 3. To approve, on an advisory nonbinding basis, the compensation of the Company’s named executive officers. FOR AGAINST ABSTAIN CONTROL NUMBER Signature Signature, if held jointly Date , 2025 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

196887 Kennedy Wilson Proxy Card Rev2 Back 2025 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held June 5, 2025 The proxy statement and our 2024 Annual Report to Stockholders are available at https://www.cstproxy.com/kennedywilson/2025 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS KENNEDY-WILSON HOLDINGS, INC. The undersigned appoints William J. McMorrow and Justin Enbody, and each of them individually (each with full power to act alone) as proxy or proxies of the undersigned, with full power of substitution, and hereby authorizes each of them, to represent and vote, as designated on the reverse, all of the shares of common stock of Kennedy-Wilson Holdings, Inc. held of record by the undersigned at the close of business on April 15, 2025 at the Annual Meeting of Stockholders to be held at the Beverly Wilshire Hotel, 9500 Wilshire Boulevard, Beverly Hills, California, on June 5, 2025 at 9:00 a.m. Pacific Time or at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present at the Annual Meeting. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE THREE NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSALS 2, 3 AND 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. To obtain directions to attend the Annual Meeting and vote in person, please contact Daven Bhavsar at (310) 887-6400. Address Change (Continued, and to be marked, dated and signed, on the other side)